FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-11

March 23, 2017

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,025,317,969

(Approximate Initial Mortgage Pool Balance)

$866,134,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2017-P7

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates,

Series 2017-P7

Citigroup Global Markets Realty Corp.

Citi Real Estate Funding Inc.

Natixis Real Estate Capital LLC

Principal Commercial Capital

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup

Lead Manager and Sole Bookrunner

Drexel Hamilton	Natixis Securities Americas LLC
Co-Manager	Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about March 24, 2017, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Drexel Hamilton, LLC or Natixis Securities Americas LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Drexel Hamilton, LLC or Natixis Securities Americas LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate(4)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$18,129,000		30.000%	[ ]%	(6)	2.65	5/17 - 9/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$94,881,000		30.000%	[ ]%	(6)	4.67	9/21 - 2/22
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$250,000,000		30.000%	[ ]%	(6)	9.57	11/25 - 1/27
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$289,834,000		30.000%	[ ]%	(6)	9.82	1/27 - 3/27
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$49,088,000		30.000%	[ ]%	(6)	7.22	2/22 - 9/26
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$773,379,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$45,124,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-C	NR / A-sf / AAA(sf)	$47,631,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	Aa3(sf) / AAAsf / AAA(sf)	$71,447,000		22.875%	[ ]%	(6)	9.91	3/27 - 3/27
Class B	NR / AA-sf / AA(sf)	$45,124,000		18.375%	[ ]%	(6)	9.91	3/27 - 3/27
Class C	NR / A-sf / A(sf)	$47,631,000		13.625%	[ ]%	(6)	9.95	3/27 - 4/27

NON-OFFERED CERTIFICATES

Non-Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(4)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D	NR / BBB-sf / BBB-(sf)	$57,659,000 (7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$57,659,000	7.875%	[ ]%	(6)	9.99	4/27 - 4/27
Class E(9)	NR / BB-sf / BB-(sf)	$27,576,000	5.125%	[ ]%	(6)	9.99	4/27 - 4/27
Class F(9)	NR / B-sf / B(sf)	$10,028,000	4.125%	[ ]%	(6)	9.99	4/27 - 4/27
Class G(9)	NR / NR / NR	$41,363,974	0.000%	[ ]%	(6)	9.99	4/27 - 4/27
Class S(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST

Non-Offered Eligible Vertical Interest	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
VRR Interest(11)	NR / NR / NR	$22,556,995	N/A	[ ]%	WAC(12)	9.05	5/17 - 4/27

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%, including in connection with any variation in the certificate balance of the VRR Interest (as defined in footnote 11 below) and/or the HRR Certificates (as defined in footnote 9 below) following calculation of the actual fair value of all of the ABS interests (as such term is defined in Regulation RR) issued by the issuing entity, as described under “Credit Risk Retention” in the Preliminary Prospectus. The certificate balance of the VRR Interest is not included in the certificate balance or notional amount of any other class of certificates listed in the table above, and the VRR Interest is not offered hereby.

(3)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR Interest. However, losses incurred on the mortgage loans will be allocated between the VRR Interest, on the one hand, and the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates, on the other hand, pro rata in accordance with their respective outstanding certificate balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

(4)	Approximate per annum rate as of the Closing Date.

(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates” and, collectively with the VRR Interest, the “Principal Balance Certificates”) will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%, as described under “Description of the Certificates—Distributions—Pass Through Rates” in the Preliminary Prospectus.

(7)	The Class X-A, Class X-B, Class X-C and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B certificates from time to time. The notional amount of the Class X-C certificates will be equal to the certificate balance of the Class C certificates from time to time. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates, as described in the Preliminary Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate of the Class B certificates, as described in the Preliminary Prospectus. The pass-through rate on the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate of the Class C certificates, as described in the Preliminary Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate of the Class D certificates, as described in the Preliminary Prospectus.

(9)	In satisfaction of a portion of the retaining sponsor’s risk retention obligations with respect to this transaction, all of the Class E, Class F and Class G certificates, in the aggregate initial certificate balance of approximately $78,967,974, and with a fair value expected to represent at least 2.8% of the fair value, as of the Closing Date, of all ABS interests issued by the issuing entity, will constitute an “eligible horizontal residual interest” (as such term is defined in Regulation RR, collectively, the “HRR Certificates”), that is to be purchased and retained by RREF III-D AIV RR, LLC (or an affiliate) in accordance with the credit risk retention rules applicable to this securitization transaction. See “Credit Risk Retention” in the Preliminary Prospectus.

(10)	The Class S certificates and the Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR Interest as set forth in “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus.

(11)	Citigroup Global Markets Realty Corp., as the retaining sponsor, is expected to purchase from the depositor, on the Closing Date, an “eligible vertical interest” (as such term is defined in Regulation RR) in the form of a single vertical security with an aggregate initial certificate balance of approximately $22,556,995 (the “VRR Interest”), which is expected to represent approximately 2.2% of the aggregate initial certificate balance of all of the ABS interests issued by the issuing entity. The VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. See “Credit Risk Retention” in the Preliminary Prospectus. The VRR Interest is a class of certificates.

(12)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the VRR Interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) for the related distribution date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)(2)
Initial Pool Balance(3)	$1,025,317,969
Number of Mortgage Loans	46
Number of Mortgaged Properties	58
Average Cut-off Date Balance	$22,289,521
Weighted Average Mortgage Rate	4.68590%
Weighted Average Remaining Term to Maturity/ARD (months)(4)	112
Weighted Average Remaining Amortization Term (months)(5)	341
Weighted Average Cut-off Date LTV Ratio(6)	58.9%
Weighted Average Maturity Date/ARD LTV Ratio(4)(6)	54.1%
Weighted Average UW NCF DSCR(7)	1.92x
Weighted Average Debt Yield on Underwritten NOI(8)	10.8%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	15.7%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	36.2%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	48.2%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	22.8%
% of Initial Pool Balance of Mortgage Loans with Mezzanine or Subordinate Debt	17.3%

(1)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Rooms / Units are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) and, as described below with respect to the Novo Nordisk loan combination, without regard to the related unfunded note A-2 pari passu companion loan, unless otherwise indicated. Other than as specifically noted, the Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Rooms / Units / Pads information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	All statistical financial information in this term sheet related to the Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF are based on a zero balance for the Novo Nordisk unfunded note A-2 pari passu companion loan. Based on the fully funded Novo Nordisk Loan Combination, the “as-expanded” appraised value and the fully funded Underwritten NCF, the weighted average Cut-off Date LTV Ratio, the weighted average Maturity Date/ARD LTV Ratio, the weighted average UW NCF DSCR (which calculation assumes the maximum interest rate) and the weighted average Debt Yield on Underwritten NOI for the entire mortgage pool would be 59.1%, 54.2%, 1.92x, and 10.8% respectively.

(3)	Subject to a permitted variance of plus or minus 5%.

(4)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(5)	Excludes mortgage loans that are interest-only for the entire term.

(6)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided, that such LTV ratios may be calculated (i) based on “as-complete”, “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, (ii) based on an “as-is” appraised value plus a property improvement reserve which has been established at origination or (iii) based on the Cut-off Date Balance net of a related earnout or holdback reserve, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Certain Definitions” in this Term Sheet and under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(7)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due. With respect to the SAP Building mortgage loan, the UW NCF DSCR is calculated based on the annual debt service equal to the aggregate of the first 12 payments on the mortgage loan following the Closing Date as set forth in the non-standard amortization schedule set forth in Annex G to the Preliminary Prospectus. See the definition of “UW NCF DSCR” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(8)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that such Debt Yields may be calculated based on the Cut-off Date Balance net of a related earnout or holdback reserve, as further described in the definitions of “Debt Yield on Underwritten NOI” and “Debt Yield on Underwritten NCF” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Citigroup Global Markets Inc.
Co-Managers:	Drexel Hamilton, LLC Natixis Securities Americas LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,025,317,969

Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Party:	Citigroup Global Markets Realty Corp.
Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citigroup Global Markets Realty Corp., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy the EU risk retention and due diligence requirements.

Closing Date:	On or about April 18, 2017
Cut-off Date:

With respect to each mortgage loan, the due date in April 2017 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to April 2017, the date that would have been its due date in April 2017 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 10th day of each month or next business day, commencing in May 2017

Distribution Date:	The 4th business day after the Determination Date, commencing in May 2017

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	April 2050

Cleanup Call:	1.0%

Minimum Denominations:

$10,000 minimum for the offered certificates (except with respect to the Class X-A, Class X-B and Class X-C certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$1,025,317,969 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 46 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,025,317,969 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $22,289,521 and are secured by 58 mortgaged properties located throughout 24 states.

—	LTV: 58.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.92x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 51.8% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	15.7% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	36.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 75.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 93.2% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.05x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 40 mortgage loans representing 79.1% of the Initial Pool Balance

–	Insurance: 35 mortgage loans representing 70.2% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 39 mortgage loans representing 76.2% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 20 mortgage loans representing 57.5% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties and one multifamily property with retail tenants

—	Predominantly Defeasance Mortgage Loans: 98.1% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 53.6% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 18.6% of the mortgaged properties by allocated Initial Pool Balance are retail properties (16.0% are anchored retail properties)

—	Mixed Use: 7.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Multifamily: 6.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Hospitality: 6.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 58 mortgaged properties are located throughout 24 states, with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (20.7%), California (20.6%) and Ohio (13.9%)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	13	14	$291,814,412	28.5%
Citi Real Estate Funding Inc.	10	19	260,624,490	25.4
Natixis Real Estate Capital LLC	16	18	253,439,718	24.7
Principal Commercial Capital(1)	7	7	219,439,348	21.4
Total	46	58	$1,025,317,969	100.0%

(1)	As used herein, “Principal Commercial Capital” refers to Macquarie US Trading LLC d/b/a Principal Commercial Capital. Macquarie US Trading LLC and Principal Real Estate Investors, LLC jointly formed a lending platform to originate and securitize commercial mortgage loans.

Ten Largest Mortgage Loans(1)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF	Cut-off Date Balance Per SF	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	Mack-Cali Short Hills Office Portfolio	$74,700,000	7.3%	Office	572,168	$218	3.28x	14.4%	45.1%
2	50 Broadway	62,000,000	6.0	Office	351,999	$176	2.35x	10.8%	41.3%
3	Key Center Cleveland	50,000,000	4.9	Mixed Use	2,389,441	$92	1.59x	12.8%	60.8%
4	Scripps Center	50,000,000	4.9	Office	538,243	$134	1.41x	9.4%	73.5%
5	Cascade Village	50,000,000	4.9	Retail	367,856	$136	1.42x	9.4%	65.4%
6	19000 Homestead Road	41,000,000	4.0	Office	100,352	$409	2.18x	10.3%	57.6%
7	Veteran’s Plaza	40,000,000	3.9	Office	62,500	$640	1.51x	9.5%	58.0%
8	Sterling Jewelers Corporate Headquarters I & II	38,500,000	3.8	Office	271,675	$142	1.84x	9.1%	62.2%
9	Hamilton Crossing	35,034,312	3.4	Office	590,917	$93	1.68x	12.1%	72.3%
10	229 West 43rd Street Retail Condo	30,000,000	2.9	Retail	248,457	$1,147	1.75x	7.5%	60.6%
	Top 10 Total / Wtd. Avg.	$471,234,312	46.0%				2.00x	10.9%	58.0%
	Remaining Total / Wtd. Avg.	554,083,657	54.0				1.85x	10.7%	59.7%
	Total / Wtd. Avg.	$1,025,317,969	100.0%				1.92x	10.8%	58.9%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance		Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance		Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
Mack-Cali Short Hills Office Portfolio	$74,700,000	7.3%	$49,800,000		—	$124,500,000		CGCMT 2017-P7	Wells Fargo	Rialto
Key Center Cleveland	$50,000,000	4.9%	$170,000,000		—	$220,000,000		CGCMT 2017-P7	Wells Fargo	Rialto
Scripps Center	$50,000,000	4.9%	$22,000,000		—	$72,000,000		CGCMT 2017-P7	Wells Fargo	Rialto
Hamilton Crossing	$35,034,312	3.4%	$19,948,363		—	$54,982,675		CGCMT 2017-P7	Wells Fargo	Rialto
229 West 43rd Street Retail Condo	$30,000,000	2.9%	$255,000,000		—	$285,000,000		CD 2016-CD2	Wells Fargo	KeyBank
Greenwich Office Park	$29,500,000	2.9%	$58,000,000		—	$87,500,000		CSMC 2016-NXSR	Wells Fargo	Torchlight
111 Livingston Street	$29,000,000	2.8%	$91,000,000		—	$120,000,000		CD 2017-CD3	Midland	Midland
Atlanta and Anchorage Hotel Portfolio	$27,962,345	2.7%	$86,883,001		—	$114,845,346		CGCMT 2017-P7(3)(4)	Wells Fargo(3)(4)	Rialto(3)(4)
Urban Union - Amazon	$24,000,000	2.3%	$38,231,428		$86,975,933	$149,207,361		CGCMT 2017-P7(3)(4)	Wells Fargo(3)(4)	Rialto(3)(4)
QLIC	$20,000,000	2.0%	$125,000,000		$20,000,000	$165,000,000		WFCM 2016-NXS6	Wells Fargo	CWCAM
Broadway Portfolio	$20,000,000	2.0%	$38,000,000		—	$58,000,000		CGCMT 2017-P7(3)(4)	Wells Fargo(3)(4)	Rialto(3)(4)
Novo Nordisk	$15,000,000	1.5%	$153,300,000	(5)	—	$168,300,000	(5)	CSMC 2016-NXSR	Wells Fargo	Torchlight
Rentar Plaza	$12,000,000	1.2%	$120,000,000		—	$132,000,000		CSMC 2016-NXSR	Wells Fargo	Torchlight
Parts Consolidation Center	$10,000,000	1.0%	$12,750,000		—	$22,750,000		CD 2017-CD3	Midland	Midland

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (each of which is not included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(2)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative (or an equivalent entity), if any, under the related Controlling PSA (or such other party as is designated under the related Controlling PSA and/or the related co-lender agreement) will be entitled to exercise the rights of controlling note holder for the subject loan combination, except as otherwise discussed in footnotes (3) and (4) below.

(3)	Each of the Atlanta and Anchorage Hotel Portfolio loan combination, the Urban Union - Amazon loan combination and the Broadway Portfolio loan combination will initially be serviced by the master servicer and the special servicer pursuant to the CGCMT 2017-P7 pooling and servicing agreement. In the case of each such loan combination, upon the inclusion of the related (or, if applicable, a designated related) pari passu companion loan in a future securitization transaction, the subject loan combination will be serviced under the pooling and servicing agreement entered into in connection with that future securitization, which will then be the applicable Controlling PSA for such loan combination.

(4)	Although the CGCMT 2017-P7 pooling and servicing agreement will initially be the Controlling PSA for each of the Atlanta and Anchorage Hotel Portfolio loan combination, the Urban Union - Amazon loan combination and the Broadway Portfolio loan combination, the holder of the related controlling companion loan for each such loan combination (which, solely in the case of the Urban Union - Amazon loan combination, unless and until an AB control appraisal period is in effect, is the holder of the related controlling subordinate companion loan for such loan combination) will be the Directing Holder of the subject loan combination while it is serviced under the CGCMT 2017-P7 pooling and servicing agreement and, solely as to the subject loan combination, will exercise all rights normally exercised by the CGCMT 2017-P7 controlling class representative with respect to other loan combinations for which the CGCMT 2017-P7 pooling and servicing agreement is the Controlling PSA.

(5)	Based on a zero balance for the Novo Nordisk unfunded note A-2 pari passu companion loan. See “Description of the Mortgage Pool—The Loan Combinations—The Novo Nordisk Loan Combination—Future Funding” in the Preliminary Prospectus.

Mortgage Loans with Existing Mezzanine Debt(1)

Mortgaged Property Name	Mortgage Loan Cut- off Date Balance	Pari Passu Companion Loan Cut- off Date Balance	Subordinate Companion Loan Cut- off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)
Key Center Cleveland	$50,000,000	$170,000,000	—	$42,500,000	$262,500,000	6.51457%	60.8%	72.5%	1.59x	1.17x
229 West 43rd Street Retail Condo	$30,000,000	$255,000,000	—	$85,000,000	$370,000,000	4.90478%	60.6%	78.7%	1.75x	1.10x
Greenwich Office Park	$29,500,000	$58,000,000	—	$10,000,000	$97,500,000	5.01000%	65.3%	72.8%	1.83x	1.49x
SAP Building	$24,130,276	—	—	$5,795,276	$29,925,552	6.61000%	44.4%	55.0%	1.29x	1.29x
Urban Union – Amazon	$24,000,000	$38,231,428	$86,975,933	$79,392,011	$228,599,372	4.86271%	23.1%	85.0%	5.44x	1.03x

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	All “Total Debt” calculations set forth in the table above include the related subordinate companion loans and the related mezzanine debt.

(3)	“Cut-off Date Mortgage Loan LTV” and “Cut-off Date Mortgage Loan UW NCF DSCR” calculations include any related pari passu companion loans.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes

Mortgaged Property Name / Note Detail	Controlling Note(1)(2)	Current Holder of Unsecuritized Note(3)(4)	Current or Anticipated Holder of Securitized Note(4)	Cut-off Date Balance
Mack-Cali Short Hills Office Portfolio
Notes A-1 and A-2	Yes (Note A-1)	Citi Real Estate Funding Inc.	CGCMT 2017-P7	$74,700,000
Notes A-3 and A-4	No	Goldman Sachs Mortgage Company	Not Identified	$49,800,000
Key Center Cleveland
Note A-1	Yes	Citi Real Estate Funding Inc.	CGCMT 2017-P7	$50,000,000
Notes A-2 and A-5	No	Bank of America, N.A.	Not Identified	$80,000,000
Notes A-3 and A-6	No	Deutsche Bank AG, New York Branch	JPMDB 2017-C5	$60,000,000
Note A-4	No	Citi Real Estate Funding Inc.	Not Identified	$30,000,000
Scripps Center
Note A-1	Yes	Principal Commercial Capital	CGCMT 2017-P7	$50,000,000
Note A-2	No	Principal Commercial Capital	Not Identified	$22,000,000
Hamilton Crossing
Note A-1	Yes	Citigroup Global Markets Realty Corp.	CGCMT 2017-P7	$35,034,312
Note A-2	No	Citigroup Global Markets Realty Corp.	Not Identified	$19,948,363
229 West 43rd Street Retail Condo
Notes A-1 and A-6	Yes (Note A-1)	—	CD 2016-CD2	$75,000,000
Notes A-2 and A-3	No	Deutsche Bank AG, New York Branch	JPMDB 2017-C5	$80,000,000
Note A-4-A	No	Citigroup Global Markets Realty Corp.	CGCMT 2017-P7	$30,000,000
Notes A-4-B, A-5, A-7 and A-8	No	—	CD 2017-CD3	$100,000,000
Greenwich Office Park
Note A-1	No	—	MSC 2016-UBS12	$33,000,000
Note A-2	Yes	—	CSMC 2016-NXSR	$25,000,000
Note A-3	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$29,500,000
111 Livingston Street
Notes A-1 and A-3	Yes (Note A-1)	—	CD 2017-CD3	$67,000,000
Note A-2	No	Citigroup Global Markets Realty Corp.	CGCMT 2017-P7	$29,000,000
Note A-4	No	Deutsche Bank AG, New York Branch	Not Identified	$24,000,000
Atlanta and Anchorage Hotel Portfolio
Notes A-1-A and A-1-B	Yes (Note A-1-A)	Rialto Mortgage Finance, LLC	Not Identified	$52,429,397
Note A-2	No	Citigroup Global Markets Realty Corp.	CGCMT 2017-P7	$27,962,345
Notes A-3-A and A-3-B	No	Barclays Bank PLC	Not Identified	$34,453,604
Urban Union - Amazon
Note A-1	(5)	Natixis Real Estate Capital LLC	Not Identified	$38,231,428
Note A-2	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$24,000,000
Note B	(5)	Hangang US Real Estate Fund No. 1, Hangang US Real Estate Fund No. 1-1 and Hangang US Real Estate Fund No. 1-2	Not Applicable	$86,975,933
QLIC
Notes A-1 and A-6	No	—	CSMC 2016-NXSR	$50,000,000
Notes A-2 and A-3	(6)	—	WFCM 2016-NXS6	$75,000,000
Notes A-4 and A-5	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$20,000,000
Note B	(6)	SM Core Credit Finance LLC	Not Applicable	$20,000,000
Broadway Portfolio
Note A-1	Yes	Natixis Real Estate Capital LLC	Not Identified	$38,000,000
Note A-2	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$20,000,000
Novo Nordisk
Notes A-1, A-7, A-8 and A-9	Yes (Note A-1)	—	CSMC 2016-NXSR	$60,000,000
Note A-2(7)	No	Natixis Real Estate Capital LLC	Not Identified	$39,580,000
Notes A-3, A-4, A-5, A-11 and A-12	No	—	WFCM 2016-NXS6	$73,300,000
Note A-6	No	—	MSC 2016-UBS12	$20,000,000
Notes A-10 and A-13	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$15,000,000
Rentar Plaza
Notes A-1 and A-4	Yes (Note A-1)	—	CSMC 2016-NXSR	$60,000,000
Notes A-2 and A-3	No	—	WFCM 2016-NXS6	$60,000,000
Note A-5	No	Natixis Real Estate Capital LLC	CGCMT 2017-P7	$12,000,000
Parts Consolidation Center
Note A-1	Yes	—	CD 2017-CD3	$12,750,000
Note A-2	No	Citigroup Global Markets Realty Corp.	CGCMT 2017-P7	$10,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified or combined Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu Companion Note (both controlling and non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization that has closed or as to which a preliminary prospectus or final prospectus has printed that has or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means no preliminary prospectus or final prospectus has printed that identifies the future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. Under the column “Current Holder of Unsecuritized Note”, “—“ means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Pursuant to the related co-lender agreement, (i) the Controlling Note (except if an AB control appraisal period is in effect) is note B, and (ii) if an AB control appraisal period under the related co-lender agreement is in effect, then note A-1 will be the Controlling Note.

(6)	Pursuant to the related co-lender agreement, (i) the Controlling Note (except if an AB control appraisal period is in effect) is note B, and (ii) if an AB control appraisal period under the related co-lender agreement is in effect, then note A-2 will be the Controlling Note and the rights associated with the Controlling Note are expected to be exercised by the controlling class representative (or equivalent party) under the WFCM 2016-NXS6 securitization or by such other party or parties designated under the WFCM 2016-NXS6 pooling and servicing agreement.

(7)	The companion loan evidenced by note A-2 (the “Novo Nordisk unfunded companion loan”) is currently unfunded. If certain conditions described in “Description of the Mortgage Pool—The Loan Combinations—The Novo Nordisk Loan Combination” in the Preliminary Prospectus are satisfied, the holder of the Novo Nordisk unfunded companion loan will be required to fund such companion loan up to a maximum principal balance of $39,580,000. When such companion loan is funded, in whole or in part, it will be of equal priority (pro rata and pari passu) in right of payment with all of the other Novo Nordisk promissory notes listed in the table above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
51 JFK Parkway	CREFI	Short Hills	New Jersey	Office	$42,000,000	4.1%	GCCFC 2007-GG9
101 JFK Parkway	CREFI	Short Hills	New Jersey	Office	$20,100,000	2.0%	GSMS 2007-GG10
103 JFK Parkway	CREFI	Short Hills	New Jersey	Office	$12,600,000	1.2%	GSMS 2007-GG10
Scripps Center	PCC	Cincinnati	Ohio	Office	$50,000,000	4.9%	BSCMS 2007-T26
Cascade Village	PCC	Bend	Oregon	Retail	$50,000,000	4.9%	BACM 2007-3
Veteran’s Plaza	PCC	Redwood City	California	Office	$40,000,000	3.9%	JPMCC 2006-CB15
Sterling Jewelers Corporate Headquarters I & II	Natixis	Akron	Ohio	Office	$38,500,000	3.8%	BSCMS 2007-PW15
Plaza de Hacienda	PCC	La Puente	California	Retail	$29,750,000	2.9%	JPMCC 2007-CB19
111 Livingston Street	CGMRC	Brooklyn	New York	Office	$29,000,000	2.8%	GECMC 2007-C1
Hilton Anchorage	CGMRC	Anchorage	Alaska	Hospitality	$15,917,027	1.6%	JPMCC 2007-CB18
Renaissance Concourse Atlanta Airport Hotel	CGMRC	Atlanta	Georgia	Hospitality	$12,045,318	1.2%	COMM 2013-LC6
Goodlett Farms Business Campus	PCC	Cordova	Tennessee	Office	$25,200,000	2.5%	JPMCC 2012-C6(2)
BJ’s Farmingdale	CGMRC	Farmingdale	New York	Retail	$17,214,189	1.7%	LBUBS 2007-C1
East Park Tower	CGMRC	Chicago	Illinois	Multifamily	$14,850,000	1.4%	GSMS 2010-C2
Rentar Plaza	Natixis	Middle Village	New York	Mixed Use	$12,000,000	1.2%	WFRBS 2011-C2
Residence Inn Orlando East UCF	CGMRC	Orlando	Florida	Hospitality	$11,970,451	1.2%	CGCMT 2007-C6
Pacific Place	Natixis	Manhattan Beach	California	Office	$11,000,000	1.1%	MSC 2007-IQ15
Parts Consolidation Center	CGMRC	Vance	Alabama	Industrial	$10,000,000	1.0%	WFCM 2014-LC16
Home Center Village	Natixis	Marrietta	Georgia	Retail	$7,800,000	0.8%	CGCMT 2014-GC25
Walgreens Moorhead - MN	CREFI	Moorhead	Minnesota	Retail	$3,490,000	0.3%	JPMC 2007-LDPX

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	With respect to the Goodlett Farms Business Campus mortgage loan, only the building located at 1900 Charles Bryan Road was previously part of the JPMCC 2012-C6 securitization transaction.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	18	$549,764,588	53.6%	2.20x	55.8%	11.3%
Suburban	10	266,764,588	26.0	2.29x	57.1%	12.3%
CBD	4	165,000,000	16.1	2.38x	50.8%	11.1%
Medical Office	4	118,000,000	11.5	1.75x	59.7%	9.3%
Retail	13	$190,972,067	18.6%	1.54x	61.7%	9.0%
Anchored	6	146,561,878	14.3	1.55x	60.5%	8.9%
Single Tenant Retail	6	36,610,189	3.6	1.38x	65.1%	8.7%
Shadow Anchored	1	7,800,000	0.8	2.06x	67.8%	13.2%
Mixed Use	4	$81,438,122	7.9%	1.73x	58.1%	11.0%
Office/Hospitality	1	50,000,000	4.9	1.59x	60.8%	12.8%
Office/Retail	2	19,438,122	1.9	1.54x	59.8%	7.4%
Office/Retail/Warehouse	1	12,000,000	1.2	2.59x	44.0%	9.6%
Multifamily	4	$70,850,000	6.9%	1.56x	64.2%	8.5%
High-Rise with Retail	2	34,850,000	3.4	1.55x	69.0%	8.6%
High-Rise	1	20,000,000	2.0	1.87x	56.9%	8.4%
Garden	1	16,000,000	1.6	1.20x	63.0%	8.7%
Hospitality	8	$66,742,238	6.5%	1.83x	62.8%	15.4%
Full Service	4	40,385,000	3.9	1.78x	60.8%	15.7%
Limited Service	3	14,386,787	1.4	2.00x	64.9%	16.3%
Extended Stay	1	11,970,451	1.2	1.81x	67.2%	13.2%
Industrial	3	$39,467,838	3.8%	1.44x	68.9%	10.0%
Warehouse/Distribution	2	19,989,348	1.9	1.49x	68.6%	9.9%
Flex	1	19,478,490	1.9	1.39x	69.3%	10.1%
Self Storage	5	$21,083,115	2.1%	1.28x	70.2%	8.7%
Manufactured Housing	3	$5,000,000	0.5%	1.61x	66.0%	11.0%
Total	58	$1,025,317,969	100.0%	1.92x	58.9%	10.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	10	$211,964,189	20.7%	$1,454,900,000	36.2%	$70,207,404	29.4%
California	8	211,080,276	20.6	375,740,000	9.3	21,532,509	9.0
Ohio	5	142,110,000	13.9	527,350,000	13.1	38,708,657	16.2
New Jersey	4	89,700,000	8.7	595,900,000	14.8	35,637,785	14.9
Georgia	4	55,323,808	5.4	142,300,000	3.5	13,702,196	5.7
Oregon	1	50,000,000	4.9	76,500,000	1.9	4,689,723	2.0
Indiana	3	49,317,428	4.8	97,450,000	2.4	8,284,102	3.5
Connecticut	1	29,500,000	2.9	134,000,000	3.3	8,018,698	3.4
Tennessee	2	28,710,000	2.8	48,495,000	1.2	3,982,181	1.7
Missouri	2	24,489,000	2.4	34,250,000	0.9	2,061,139	0.9
Washington	1	24,000,000	2.3	269,000,000	6.7	11,628,334	4.9
Alabama	3	16,350,000	1.6	45,100,000	1.1	2,992,878	1.3
Alaska	1	15,917,027	1.6	103,600,000	2.6	8,575,839	3.6
Illinois	1	14,850,000	1.4	23,500,000	0.6	1,323,876	0.6
Florida	1	11,970,451	1.2	15,800,000	0.4	1,583,955	0.7
Michigan	3	11,336,184	1.1	17,245,000	0.4	1,298,448	0.5
Massachusetts	1	9,989,348	1.0	13,500,000	0.3	900,552	0.4
North Carolina	1	6,579,552	0.6	10,240,000	0.3	1,172,826	0.5
Kentucky	1	5,250,000	0.5	7,100,000	0.2	428,204	0.2
Idaho	1	5,172,655	0.5	11,400,000	0.3	937,385	0.4
Minnesota	1	3,490,000	0.3	5,875,000	0.1	331,573	0.1
Louisiana	1	3,130,000	0.3	5,390,000	0.1	291,679	0.1
Vermont	1	2,638,052	0.3	3,900,000	0.1	471,531	0.2
Colorado	1	2,450,000	0.2	3,550,000	0.1	215,799	0.1
Total	58	$1,025,317,969	100.0%	$4,022,085,000	100.0%	$238,977,273	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,450,000- 4,999,999	2	$5,088,052	0.5%
5,000,000 - 9,999,999	9	60,613,854	5.9
10,000,000 - 19,999,999	12	166,389,130	16.2
20,000,000 - 29,999,999	13	321,992,621	31.4
30,000,000 - 39,999,999	3	103,534,312	10.1
40,000,000 - 49,999,999	2	81,000,000	7.9
50,000,000 - 59,999,999	3	150,000,000	14.6
60,000,000 - 74,700,000	2	136,700,000	13.3
Total	46	$1,025,317,969	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.35	11	$172,692,928	16.8%
1.36 - 1.50	4	145,478,490	14.2
1.51 - 1.65	8	181,119,184	17.7
1.66 - 1.80	4	86,034,312	8.4
1.81 - 2.00	8	154,575,451	15.1
2.01 - 3.00	9	186,717,604	18.2
3.01 - 5.44	2	98,700,000	9.6
Total	46	$1,025,317,969	100.0%
(1)	See footnotes (1), (2) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	16	$440,370,000	42.9%
Interest Only, Then Amortizing(2)	15	370,956,276	36.2
Amortizing (30 Years)	8	108,357,958	10.6
Interest Only — ARD	2	53,500,000	5.2
Amortizing (25 Years)	5	52,133,735	5.1
Total	46	$1,025,317,969	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.

(2)	Original partial interest only periods range from 24 to 64 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	28	$770,000,770	75.1%
Springing	17	235,317,199	23.0
Hard (Commercial); Soft (Residential)	1	20,000,000	2.0
Total	46	$1,025,317,969	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
23.1 - 50.0	7	$216,502,931	21.1%
50.1 - 55.0	2	44,000,000	4.3
55.1 - 60.0	6	152,820,000	14.9
60.1 - 65.0	15	307,587,080	30.0
65.1 - 74.0	16	304,407,958	29.7
Total	46	$1,025,317,969	100.0%

(1)	See footnotes (1), (2) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
23.1 - 50.0	12	$313,464,011	30.6%
50.1 - 55.0	4	89,000,000	8.7
55.1 - 60.0	18	354,264,609	34.6
60.1 - 65.0	10	219,089,348	21.4
65.1 – 67.4	2	49,500,000	4.8
Total	46	$1,025,317,969	100.0%

(1)	See footnotes (1), (2), (4) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	26	$596,256,690	58.2%
Acquisition	18	405,490,828	39.5
Refinance/Recapitalization	1	11,970,451	1.2
Acquisition/Recapitalization	1	11,600,000	1.1
Total	46	$1,025,317,969	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.381 - 4.000	3	$51,000,000	5.0%
4.001 - 4.500	9	290,050,000	28.3
4.501 - 5.000	18	452,210,203	44.1
5.001 - 6.100	16	232,057,766	22.6
Total	46	$1,025,317,969	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 7.9	3	$76,000,000	7.4%
8.0 - 8.9	13	213,423,304	20.8
9.0 - 9.9	8	236,609,348	23.1
10.0 - 10.9	6	172,178,490	16.8
11.0 - 11.9	1	5,000,000	0.5
12.0 - 12.9	2	85,034,312	8.3
13.0 - 18.7	13	237,072,514	23.1
Total	46	$1,025,317,969	100.0%

(1)	See footnotes (1), (2) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 7.9	7	$173,714,189	16.9%
8.0 - 8.9	15	313,176,954	30.5
9.0 - 9.9	6	186,320,000	18.2
10.0 - 10.9	4	65,034,312	6.3
11.0 - 11.9	1	50,000,000	4.9
12.0 - 12.9	6	71,889,634	7.0
13.0 - 18.6	7	165,182,880	16.1
Total	46	$1,025,317,969	100.0%

(1)	See footnotes (1), (2) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	4	$118,450,000	11.6%
36	4	$79,400,000	7.7%
48	1	$12,776,000	1.2%
58	1	$40,000,000	3.9%
60	4	$96,200,000	9.4%
64	1	$24,130,276	2.4%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	4	$93,700,000	9.1%
118	1	40,000,000	3.9
120	41	891,617,969	87.0
Total	46	$1,025,317,969	100.0%

(1)	See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
53 - 58	4	$93,700,000	9.1%
103 - 105	2	25,172,655	2.5
113 - 120	40	906,445,314	88.4
Total	46	$1,025,317,969	100.0%

(1)	See footnote (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	18	$493,870,000	48.2%
204	1	24,130,276	2.4
300	6	102,133,735	10.0
360	21	405,183,958	39.5
Total	46	$1,025,317,969	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	18	$493,870,000	48.2%
204	1	24,130,276	2.4
283 - 300	6	102,133,735	10.0
353 - 360	21	405,183,958	39.5
Total	46	$1,025,317,969	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	40	$909,401,427	88.7%
Defeasance or Yield Maintenance	5	96,438,052	9.4
Yield Maintenance	1	19,478,490	1.9
Total	46	$1,025,317,969	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	39	$781,627,780	76.2%
Real Estate Tax	40	$811,007,780	79.1%
TI/LC(2)	20	$504,052,151	57.5%
Insurance	35	$719,355,290	70.2%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by retail, office, industrial and mixed use properties and one multifamily property with retail tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Greenwich Office Park	Office	$29,500,000	2.9%	55	1.83x	9.2%	65.3%
Goodlett Farms Business Campus	Office	$25,200,000	2.5%	58	2.74x	14.6%	58.9%
Urban Union - Amazon	Office	$24,000,000	2.3%	58	5.44x	18.7%	23.1%
Novo Nordisk	Office	$15,000,000	1.5%	53	2.97x	10.5%	52.6%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Allocation Between

VRR Interest and

Non-Vertically

Retained Certificates           The aggregate amount available for distribution to holders of the certificates (including the VRR Interest) on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC; and (ii) allocated to amounts available for distribution to the holders of the VRR Interest, on the one hand, and amounts available for distribution to the holders of the remaining certificates (the “Non-Vertically Retained Certificates”), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the VRR Interest will be the product of such aggregate available funds multiplied by a fraction, expressed as a percentage, the numerator of which is the initial certificate balance of the VRR Interest, and the denominator of which is the aggregate initial certificate balance of all the classes of Principal Balance Certificates (the “Vertically Retained Percentage”); and (b) the Non-Vertically Retained Certificates will at all times be the product of such aggregate available funds multiplied by the difference between 100% and the Vertically Retained Percentage (such difference, the “Non-Vertically Retained Percentage”). See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-C and X-D certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Distributions (continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining funds available for distribution on the Non-Vertically Retained Certificates will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F and Class G certificates, sequentially in that order and in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses                  The certificate balances of the Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class on such Distribution Date. On each Distribution Date, the Vertically Retained Percentage of any such losses will be applied to the VRR Interest until the related certificate balance is reduced to zero, and the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the aggregate certificate balance of the class (or classes, as applicable) of Principal Balance Certificates upon which the notional amount of such class of Class X Certificates is based, as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates (i.e., the notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans to such classes of certificates, the notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates, the notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate balance of the Class C certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates, and the notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to certificateholders (excluding holders of the Class E, Class F, Class G, Class S and Class R certificates) as follows: (1)(a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B and Class B certificates, (iii) the group (the “YM Group C”) of the Class X-C and Class C certificates, and (iv) the group (the “YM Group D” and, together with the YM Group A, the YM Group B and the YM Group C, the “YM Groups”) of the Class X-D and Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group, in the following manner: (i) each class of Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) solely in the case of YM Group A, a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the class of Class X Certificates in such YM Group; and (2) the Vertically Retained Percentage of such yield maintenance charge will be distributed to holders of the VRR Interest. If there is more than one class of Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated: (1) to the extent of the Non-Vertically Retained Percentage thereof, to the holders of the Class E, Class F and Class G certificates (collectively), allocable among such classes as provided in the CGCMT 2017-P7 pooling and servicing agreement; and (2) to the extent of the Vertically Retained Percentage thereof, to the holders of the VRR Interest. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class S or Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the pooling and servicing agreement for this transaction, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	Each of (i) the 229 West 43rd Street Retail Condo loan combination, (ii) the Greenwich Office Park loan combination, (iii) the 111 Livingston Street loan combination, (iv) the QLIC loan combination, (v) the Novo Nordisk loan combination, (vi) the Rentar Plaza loan combination and (vii) the Parts Consolidation Center loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan and each related outside serviced companion loan will be serviced under a servicing agreement other than the CGCMT 2017-P7 pooling and servicing agreement (such other servicing agreement, an “outside servicing agreement”) as reflected in the “Loan Combination Summary” table above.

Each of (i) the Atlanta and Anchorage Hotel Portfolio loan combination, (ii) the Urban Union - Amazon loan combination and (iii) the Broadway Portfolio loan combination constitutes a “servicing shift loan combination”, the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. A servicing shift loan combination will initially be serviced pursuant to the CGCMT 2017-P7 pooling and servicing agreement and, upon the inclusion of the related (or, if applicable, a designated related) pari passu companion loan in a future securitization transaction, the servicing of such loan combination will shift to the outside servicing agreement governing that future securitization. Accordingly, in the case of each of the Atlanta and Anchorage Hotel Portfolio mortgage loan, the Urban Union - Amazon mortgage loan and the Broadway Portfolio mortgage loan, that mortgage loan, the (or, if applicable, each) related companion loan and the related loan combination will be: (i) a serviced mortgage loan, a serviced companion loan and a serviced loan combination (each as defined below), respectively, prior to any such shift in servicing; and (ii) an outside serviced mortgage loan, an outside serviced companion loan and an outside serviced loan combination, respectively, after the shift in servicing occurs.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any serviced companion loans (as defined below), as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2017-P7 pooling and servicing agreement). Any loan combination serviced under the CGCMT 2017-P7 pooling and servicing agreement is sometimes referred to in this Term Sheet as a “serviced loan combination” and any companion loan serviced under the CGCMT 2017-P7 pooling and servicing agreement is sometimes referred to in this Term Sheet as a “serviced companion loan.” See “—Loan Combinations” below.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the VRR Interest (to the extent of the Vertically Retained Percentage of the reduction in such P&I advance) and to the most subordinate class(es) of Non-Vertically Retained Certificates (exclusive of the Class S and Class R certificates) then outstanding (i.e., first, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates) (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts (continued)	For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, as well as the allocation of voting rights for certain purposes, the Vertically Retained Percentage of Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balance of the VRR Interest, and the Non-Vertically Retained Percentage of Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective Classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the CGCMT 2017-P7 pooling and servicing agreement will be:

●	in the case of a servicing shift loan combination (other than the Urban Union - Amazon loan combination), the holder of the related controlling pari passu companion loan;

●	in the case of the Urban Union - Amazon loan combination, the holder of the related subordinate companion loan (or, if an AB control appraisal event is in effect, the holder of the related pari passu companion loan); and

●	in the case of any other such serviced mortgage loan or loan combination, the Controlling Class Representative.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be (or, if the applicable outside servicing agreement has not yet been executed, is anticipated to be) the controlling class representative (or equivalent entity), if any, under, or such other party as may be designated in, the related outside servicing agreement and/or the related co-lender agreement; provided, however, that in the case of the QLIC mortgage loan, unless and until an AB control appraisal period is in effect, the holder of the related subordinate companion loan will be the directing holder.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders, by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an aggregate outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class F certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” will not shift and will remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amount), then the designation of “controlling class” will shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class F and Class G certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

RREF III-D AIV RR, LLC (or an affiliate) is expected, on the Closing Date, (i) to purchase the Class E, Class F and Class G certificates and also to receive the Class S certificates, and (ii) to be appointed the initial Controlling Class Representative.

Control Termination

Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below under “Control/Consultation Rights” and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below under “Control/Consultation Rights” and in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2017-P7 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any servicing shift mortgage loan and any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the Controlling Class (by certificate balance) is a Borrower Party (any such mortgage loan, an “excluded mortgage loan”).

A “Borrower Party” means either (i) a borrower or mortgagor under a mortgage loan or loan combination or a manager of a related mortgaged property or any affiliate of any of the foregoing, or (ii) a holder or beneficial owner (or an affiliate of any holder or beneficial owner) of any accelerated mezzanine loan. Solely for the purposes of the definition of “Borrower Party”, the term “affiliate” means, with respect to any specified person, (i) any other person controlling or controlled by or under common control with such specified person or (ii) any other person that owns, directly or indirectly, 25% or more of the beneficial interests in such specified person.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2017-P7 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than any servicing shift mortgage loan and any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

In the event of a change in the Controlling Class, the certificate administrator will be required to promptly contact the current holder(s) of the Controlling Class (or any designee(s) thereof) or (if known to the certificate administrator) one of its affiliates, or, if applicable, any successor Controlling Class Representative or controlling class certificateholder(s), and determine whether any such entity is the holder (or beneficial owner) of at least a majority of the Controlling Class (in effect after such change in Controlling Class) by certificate balance. If at any time the current holder of the Controlling Class (or its designee) or (if known to the certificate administrator) one of its affiliates, or any successor Controlling Class Representative or controlling class certificateholder(s) is no longer the holder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2017-P7 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

For so long as the Class F certificates are the Controlling Class, a holder of a majority of the Class F certificates (by principal balance) may waive its right to act as or appoint, and to exercise any of the rights of, a Controlling Class Representative, in which case a Control Termination Event and a Consultation Termination Event will be deemed to exist until the Class F certificates cease to be the Controlling Class or another party becomes the holder of a majority of the Class F certificates (by principal balance).

With respect to each servicing shift loan combination (for so long as it is serviced under the CGCMT 2017-P7 pooling and servicing agreement), the holder of the related Controlling Note identified above (which will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent rights. See the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes” under “Collateral Overview” above. To the extent permitted under the related co-lender agreement, prior to a Consultation Termination Event, the Controlling Class Representative will be entitled to exercise the above-described consultation rights with respect to each such servicing shift loan combination.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Risk Retention

Consultation Party               The risk retention consultation party will have certain non-binding consultation rights with respect to certain major decisions: (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan); and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, the risk retention consultation party will not have any consultation rights with respect to any excluded RRCP mortgage loan. Citigroup Global Markets Realty Corp. is expected to appoint itself as the initial risk retention consultation party.

With respect to the risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which the risk retention consultation party or the person(s) entitled to appoint the risk retention consultation party is a Borrower Party.

Termination of

Special Servicer                  At any time, prior to the occurrence and continuance of a Control Termination Event, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) with or without cause upon satisfaction of certain conditions specified in the CGCMT 2017-P7 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (but not any outside special servicer for any outside serviced loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a servicing shift loan combination, while it is serviced pursuant to the CGCMT 2017-P7 pooling and servicing agreement, only the holder of the related controlling pari passu or subordinate, as applicable, companion loan may terminate the special servicer without cause.

At any time, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced mortgage loans (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that, (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the aggregate voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all certificates (other than the Class S and Class R certificates), on an aggregate basis, and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all certificates, with such quorum including at least three (3) holders that are not affiliated with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder in a manner generally similar to the manner in which the special servicer may be replaced under the CGCMT 2017-P7 pooling and servicing agreement as described in the five preceding paragraphs (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a Borrower Party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative is precluded from appointing a replacement special servicer or, if not so precluded, does not take action to appoint a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2017-P7 pooling and servicing agreement.

Servicing Standard	Each of the serviced loans will be serviced and administered by the master servicer and the special servicer pursuant to the terms of the CGCMT 2017-P7 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the holders of the serviced companion loans as a collective whole as if such certificateholders and holders of the serviced companion loans constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Voting Rights                       At all times during the term of the CGCMT 2017-P7 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders as follows:

(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of the class as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S and Class R certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor               The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●	reviewing reports provided by the special servicer to the extent set forth in the CGCMT 2017-P7 pooling and servicing agreement;

●	reviewing for accuracy certain calculations made by the special servicer;

●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the CGCMT 2017-P7 pooling and servicing agreement and identifying any material deviations therefrom;

●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders (as a collective whole); and

●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the CGCMT 2017-P7 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor”.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2017-P7 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2017-P7 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the CGCMT 2017-P7 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2017-P7 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to Regulation RR promulgated under Section 15G (“Regulation RR”), as a combination of (i) an “eligible vertical interest” in the form of the VRR Interest, and (ii) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citigroup Global Markets Realty Corp. will act as retaining sponsor under Regulation RR and is expected to (i) offset a portion of its risk retention obligation by transferring a portion of the VRR Interest to Natixis Real Estate Capital LLC, an originator of certain of the mortgage loans included in this securitization transaction, on the Closing Date, (ii) offset a portion of its risk retention obligation by transferring a portion of the VRR Interest to Macquarie US Trading LLC d/b/a Principal Commercial Capital, an originator of certain of the mortgage loans included in this securitization transaction, on the Closing Date, (iii) satisfy a portion of its risk retention requirements through the purchase by a third party purchaser of the HRR Certificates, and (iv) satisfy a portion of its risk retention obligation by retaining a portion of the VRR Interest remaining following its sales to Natixis Real Estate Capital LLC and Macquarie US Trading LLC d/b/a Principal Commercial Capital. For a discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citigroup Global Markets Realty Corp., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2017-P7 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2017-P7 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website                       The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2017-P7 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Certificates, see “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 4 months prior to the origination date of the related mortgage loan. The Appraised Value for each mortgaged property is an “as-is” appraised value, except as set forth under the definition of “Appraised Value” in, and/or in the footnotes to Annex A to, the Preliminary Prospectus.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“Cut-off Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Cut-off Date Balance of that mortgage loan (together with the Cut-off Date Balance of any related pari passu companion loan(s) in the case of a loan combination (but, in the case of the Novo Nordisk loan combination, without regard to the related unfunded note A-2 pari passu companion loan), but without regard to any subordinate companion loan(s)) divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Cut-off Date LTV Ratio” in, and in the footnotes to Annex A to, the Preliminary Prospectus, including, without limitation, that for certain mortgage loans, the Cut-off Date LTV Ratio may have been calculated using (i) an “as-complete”, “as-stabilized” or similar value for the related mortgaged property or mortgaged properties, (ii) an “as-is” appraised value plus a property improvement reserve which has been established at origination or (iii) the related Cut-off Date Balance for such mortgage loan less a related earnout or holdback reserve.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“Maturity Date/ARD LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Balloon Balance of that mortgage loan (together with the Balloon Balance of any related pari passu companion loan(s) in the case of a loan combination (but, in the case of the Novo Nordisk loan combination, without regard to the related unfunded note A-2 pari passu companion loan), but without regard to any subordinate companion loan(s)), divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Maturity Date/ARD LTV Ratio” in, and in the footnotes to Annex A to, the Preliminary Prospectus, including, without limitation, that for certain mortgage loans, the Maturity Date/ARD LTV Ratio may have been calculated using (i) an “as-complete”, “as-stabilized” or similar value for the related mortgaged property or mortgaged properties, or (ii) an “as-is” appraised value plus a property improvement reserve which has been established at origination.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R and Class X Certificates) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

CERTAIN DEFINITIONS (continued)

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related sponsor and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related sponsor has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related sponsor, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this Term Sheet intended to represent such future cash flows.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

CERTAIN DEFINITIONS (continued)

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related sponsor and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 11 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related sponsor; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related sponsor either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related sponsor included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

LOAN #1: Mack-cali short hills office portfolio

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

LOAN #1: Mack-cali short hills office portfolio

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

LOAN #1: Mack-cali short hills office portfolio

101 JFK Parkway

6
The Dun & Bradstreet Corporation
34,636 SF
Exp. 3/2023
5
The Dun & Bradstreet Corporation
34,644 SF
Exp. 3/2023
4
Citibank
15,279 SF
Exp. 7/2019
Dentons US LLP
18,950 SF
Exp. 10/2020
3
Franklin Mutual Advisors
30,202 SF
Exp. 9/2020
Investors Bank
3,161 SF
Exp. 11/2019
2
Investors Bank
33,725 SF
Exp. 11/2019
1
Investors Bank
19,474 SF
Exp. 11/2019
Lobby
BUILDING
2016 – 2017
2018 – 2019
2020 – 2021
2022+

103 JFK Parkway

4
The Dun & Bradstreet Corporation
30,751 SF
Exp. 3/2023
3
The Dun & Bradstreet Corporation
30,750 SF
Exp. 3/2023
2
The Dun & Bradstreet Corporation
30,750 SF
Exp. 3/2023
1
The Dun & Bradstreet Corporation
30,750 SF
Exp. 3/2023
2023

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

36

LOAN #1: Mack-cali short hills office portfolio

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Hilton Hotel Short Hills
JOHN F KENNEDY PARKWAY
The Mall at Short Hills
Canoe Brook Country Club
190 River
Summit Golf Course
24
287
MORRISTOWN MUNICIPAL AIRPORT
Anchor Golf Land
TROY HILLS RD
TROY RD
PARSIPPANY RD
REYNOLDS AVE
WHIPPANY RD
W MT PLEASANT AVE
COLUMBIA RD
COLUMBIA TPKE
Pinch Brook Golf Course
Cedar Hill Country Club
Commonwealth Water Co Reservoir
Livingston Mall
Gate of Heaven Cemetery
Morris County Golf Club
College of St Elizabeth
MADISON AVE
Florham Park
RIDGEDALE AVE
Brooklake Country Club
W NORTHFIELD RD
S LIVINGSTON AVE
E NORTHFIELD RD
SOUTH ORANGE AVE
PASSAIC AVE
PARSONAGE HILL RD
East Orange Golf Course
Madison
Drew University
LOANTAKA WAY
SPRING VALLEY RD
Chatham
JOHN F KENNEDY PKY
SHUNPIKE RD
Fairmount Country Club
OLD SHORT HILLS RD
South Mountain Reservation
FAIRMOUNT AVE
Great Swamp National Wildlife Refuge
Summit
78
SPRINGFIELD AVE
SOUTH ST
New Providence
MEISEL AVE

Mack-Cali Short Hills Office Portfolio

1	51 JFK Parkway	51 John F. Kennedy Parkway	Short Hills, NJ 07078
2	101 JFK Parkway	101 John F. Kennedy Parkway	Short Hills, NJ 07078
3	103 JFK Parkway	103 John F. Kennedy Parkway	Short Hills, NJ 07078

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

LOAN #1: Mack-cali short hills office portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CREFI
Location (City/State)	Short Hills, New Jersey	Cut-off Date Balance(3)		$74,700,000
Property Type	Office	Cut-off Date Balance per SF(2)		$217.59
Size (SF)	572,168	Percentage of Initial Pool Balance		7.3%
Total Occupancy as of 10/27/2016	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/27/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		4.06000%
Appraised Value	$276,000,000	Original Term to Maturity (Months)		120
Appraisal Date	2/2/2017	Original Amortization Term (Months)		NAP
Borrower Sponsor	Mack-Cali Realty Corporation	Original Interest Only Period (Months)		120
Property Management	Mack-Cali Realty, L.P.	First Payment Date		5/1/2017
		Maturity Date		4/1/2027

Underwritten Revenues	$25,918,065
Underwritten Expenses	$7,994,593	Escrows
Underwritten Net Operating Income (NOI)	$17,923,472		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,809,470	Taxes	$0	$0(4)
Cut-off Date LTV Ratio(2)	45.1%	Insurance	$0	$0(4)
Maturity Date LTV Ratio(2)	45.1%	Replacement Reserve	$0	$0(4)
DSCR Based on Underwritten NOI / NCF(2)	3.50x / 3.28x	TI/LC	$0	$0(4)
Debt Yield Based on Underwritten NOI / NCF(2)	14.4% / 13.5%	Other(5)	$4,373,922	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$124,500,000	48.9%	Purchase Price	$245,000,000	96.3%
Principal’s New Cash Contribution	124,031,334	48.8	Closing Costs	$4,971,107	2.0
Other Sources(6)	5,813,695	2.3	Reserves	$4,373,922	1.7

Total Sources	$254,345,029	100.0%	Total Uses	$254,345,029	100.0%

(1)	See chart below under “—The Mortgaged Properties”.

(2)	Calculated based on the aggregate outstanding principal balance of the Mack-Cali Short Hills Office Portfolio Loan Combination (as defined below).

(3)	The Mack-Cali Short Hills Office Portfolio Loan (as defined below) has a Cut-off Date Balance of $74,700,000 and represents the controlling note A-1 and the non-controlling note A-2 of the $124,500,000 Mack-Cali Short Hills Office Portfolio Loan Combination, which is evidenced by four pari passu notes and was co-originated by Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company. The related companion loans are evidenced by the non-controlling note A-3 and note A-4, which have an aggregate outstanding principal balance as of the Cut-off Date of $49,800,000, are currently held by Goldman Sachs Mortgage Company and are expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(4)	The borrowers will be required to fund a reserve in the event a Mack-Cali Short Hills Office Portfolio Trigger Period (as defined below) is continuing or the debt yield is less than 10.5%. See “–Escrows” below.

(5)	Upfront Other reserve represents: (i) $3,520,668 for the unfunded obligations reserve, (ii) $513,838 related to common area maintenance overcharges to Dun & Bradstreet at the 103 JFK Parkway building that occurred in 2015 and 2016, (iii) $326,011 for capital expenses to repair the parking garage at the 101 JFK Parkway and 103 JFK Parkway buildings and (iv) $13,405 for deferred maintenance. See “–Escrows” below.

(6)	Other Sources consists primarily of $3,520,668 of seller funds contributed to the outstanding landlord obligations reserve and other miscellaneous seller credits and rent related account transfers.

■	The Mortgage Loan. The mortgage loan (the “Mack-Cali Short Hills Office Portfolio Loan”) is part of a loan combination (the “Mack-Cali Short Hills Office Portfolio Loan Combination”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee simple interest in three office buildings, totaling 572,168 SF located in Short Hills, New Jersey (the “Mack-Cali Short Hills Office Portfolio Properties”). The Mack-Cali Short Hills Office Portfolio Loan, which is evidenced by the controlling note A-1 and the non-controlling note A-2, had an aggregate original principal balance of $74,700,000, has an aggregate outstanding principal balance as of the Cut-off Date of $74,700,000 and represents approximately 7.3% of the Initial Pool Balance. The related companion loans, which are evidenced by the non-controlling note A-3 and note A-4, had an aggregate original principal balance of $49,800,000, have an aggregate outstanding principal balance as of the Cut-off Date of $49,800,000, are currently held by Goldman Sachs Mortgage Company and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Mack-Cali Short Hills Office Portfolio Loan Combination, which accrues interest at an interest rate of 4.06000% per annum, was co-originated by Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company on March 6, 2017, had an original principal balance of $124,500,000 and has an outstanding principal balance as of the Cut-off Date of $124,500,000. The proceeds of the Mack-Cali Short Hills Office Portfolio Loan Combination were primarily used to acquire the Mack-Cali Short Hills Office Portfolio Properties, fund reserves and pay origination costs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

LOAN #1: Mack-cali short hills office portfolio

The Mack-Cali Short Hills Office Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Mack-Cali Short Hills Office Portfolio Loan Combination requires monthly payments of interest only for the term of the Mack-Cali Short Hills Office Portfolio Loan Combination. The scheduled maturity date of the Mack-Cali Short Hills Office Portfolio Loan Combination is the due date in April 2027. At any time after the earlier of the fourth anniversary of the origination of the Mack-Cali Short Hills Office Portfolio Loan Combination and the second anniversary of the securitization of the last portion of the Mack-Cali Short Hills Office Portfolio Loan Combination, the Mack-Cali Short Hills Office Portfolio Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Mack-Cali Short Hills Office Portfolio Loan documents. Voluntary prepayment of the Mack-Cali Short Hills Office Portfolio Loan Combination is permitted on or after the due date occurring in January 2027 without payment of any prepayment premium. In the event of a casualty or condemnation for which application of proceeds do not pay off the entire debt, the borrowers can prepay the full debt without payment of any prepayment premium.

■	The Mortgaged Properties. The Mack-Cali Short Hills Office Portfolio Properties are three Class A office buildings totaling 572,168 SF, located in Short Hills, New Jersey. The Mack-Cali Short Hills Office Portfolio Properties consist of three separate buildings on two parcels ranging in size from 123,001 SF to 259,096 SF. The building located at 51 John F. Kennedy Parkway (“51 JFK Parkway”) consists of five floors, the building located at 101 John F. Kennedy Parkway (“101 JFK Parkway”) consists of six floors and the building located at 103 John F. Kennedy Parkway (“103 JFK Parkway”) consists of four floors. The Mack-Cali Short Hills Office Portfolio Properties were constructed between 1980 and 1988 and are 100.0% occupied as of October 27, 2016. The Mack-Cali Short Hills Office Portfolio Properties have an overall weighted-average occupancy rate of 96.1% since 2006. Each of the Mack-Cali Short Hills Office Portfolio Properties features on-site management, a glass atrium lobby, conferencing facilities, dry cleaning, a fitness center and a food court.

The following table presents certain information relating to the Mack-Cali Short Hills Office Portfolio Properties:

Portfolio Summary

Property Name	Year Built / Renovated	Building GLA	Parking Spaces	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value	UW Gross Rent $ per SF	UW NCF
51 JFK Parkway	1988 / NAP	259,096	995	100.0%	$70,000,000	56.2%	$150,000,000	$53.55	$8,964,662
101 JFK Parkway	1980 / 2003	190,071	760	100.0%	33,500,000	26.9	76,000,000	$39.28	4,559,847
103 JFK Parkway	1980 / 2003	123,001	533	100.0%	21,000,000	16.9	50,000,000	$40.18	3,284,961
Total / Wtd. Avg.		572,168	2,288	100.0%	$124,500,000	100.0%	$276,000,000	$45.93	$16,809,470

(1)	Underwritten occupancy as of October 27, 2016.

The largest tenant at the Mack-Cali Short Hills Office Portfolio Properties is Dun & Bradstreet which occupies 192,281 SF of space between the 101 JFK Parkway and 103 JFK Parkway buildings through March 2023. Dun & Bradstreet is a business services company, headquartered at the Mack-Cali Short Hills Office Portfolio Properties that transforms commercial data into insight and analytics for their customers to rely on in order to make business decisions. Dun & Bradstreet initially executed a 10-year lease to occupy 100% of the 103 JFK Parkway building in October 2002 through September 2012. Since executing its initial lease at the 103 JFK Parkway building, Dun & Bradstreet has extended that lease twice through March 2023 and executed an additional lease for 69,280 SF at the 101 JFK Parkway building, also through March 2023.

The second largest tenant at the Mack-Cali Short Hills Office Portfolio Properties is KPMG which occupies 66,606 SF of space in the 51 JFK Parkway building through March 2024. KPMG is a professional services firm and one of the “Big Four” accounting firms, employing more than 189,000 people in 152 countries across their three service lines of audit, tax and advisory. The third largest tenant at the Mack-Cali Short Hills Office Portfolio Properties is Investors Bank which occupies 56,360 SF of space in the 101 JFK Parkway building through November 2019. Investors Bank is a full-service community bank with over $23 billion in assets and a network of over 150 retail branches. Two investment grade tenants, Merrill Lynch and Wells Fargo Advisors, make up the remainder of the five largest tenants based on underwritten base rent, occupying 33,363 SF through October 2021 and 32,108 SF through July 2024, respectively. See the table below for Merrill Lynch and Wells Fargo Advisors credit ratings.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Mack-Cali Short Hills Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extensions Options
Dun & Bradstreet	NR / NR / NR	192,281	33.6%	$7,412,320	29.4%	$38.55	3/31/2023	2, 5-year options
KPMG(2)	NR / NR / NR	66,606	11.6	3,243,304	12.9	$48.69	3/31/2024	2, 5-year options
Investors Bank	NR / NR / NR	56,360	9.9	1,895,307	7.5	$33.63	11/30/2019	2, 5-year options
Merrill Lynch	A / Baa1 / BBB+	33,363	5.8	1,878,741	7.4	$56.31	10/31/2021	2, 5-year options
Wells Fargo Advisors(3)	AA- / A2 / A	32,108	5.6	1,660,701	6.6	$51.72	7/31/2024	2, 5-year options
Franklin Mutual Advisors	NR / NR / NR	30,202	5.3	1,238,282	4.9	$41.00	9/30/2020	1, 5-year option
RGN Short Hills LLC	NR / NR / NR	20,395	3.6	1,121,725	4.4	$55.00	8/31/2026	1, 5-year option
DLA Piper(4)	NR / NR / NR	21,164	3.7	1,058,200	4.2	$50.00	8/31/2024	1, 5-year option
Energy Capital	NR / NR / NR	19,791	3.5	1,019,237	4.0	$51.50	4/30/2021	1, 5-year option
Dentons US LLP	NR / NR / NR	18,950	3.3	739,050	2.9	$39.00	10/31/2020	1, 5-year option
Ten Largest Owned Tenants		491,220	85.9%	$21,266,867	84.3%	$43.29
Remaining Owned Tenants		80,948	14.1	3,962,591	15.7	$48.95
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		572,168	100.0%	$25,229,458	100.0%	$44.09

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	KPMG has the right to reduce up to 20.0% of their space any time after September 30, 2018 upon 12 months’ notice.

(3)	Wells Fargo Advisors has a one-time right on July 31, 2023 to terminate their lease.

(4)	DLA Piper has a one-time right on June 9, 2020 to terminate their lease.

The following table presents certain information relating to the lease rollover schedule at the Mack-Cali Short Hills Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	7,942	1.4	1.4%	433,589	1.7	$54.59	3
2019	73,230	12.8	14.2%	2,587,535	10.3	$35.33	3
2020	63,363	11.1	25.3%	2,704,939	10.7	$42.69	4
2021	71,064	12.4	37.7%	3,802,166	15.1	$53.50	4
2022	13,934	2.4	40.1%	695,889	2.8	$49.94	1
2023	192,281	33.6	73.7%	7,412,320	29.4	$38.55	1
2024	129,959	22.7	96.4%	6,471,296	25.6	$49.79	4
2025	0	0.0	96.4%	0	0.0	$0.00	0
2026	20,395	3.6	100.0%	1,121,725	4.4	$55.00	1
2027	0	0.0	100.0%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	572,168	100.0%		$25,229,458	100.0%	$44.09	21

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Underwritten Base Rent includes contractual rent increases through January 1, 2018 and the present value of scheduled rent increases through the end of the lease term for credit tenants.

The following table presents certain information relating to historical leasing at the Mack-Cali Short Hills Office Portfolio Properties:

Historical Leased %(1)

Owned Space	2013	2014	2015	As of 10/27/2016(2)
51 JFK Parkway	97.7%	100.0%	100.0%	100.0%
101 JFK Parkway	100.0%	100.0%	100.0%	100.0%
103 JFK Parkway	100.0%	100.0%	100.0%	100.0%
Wtd. Avg.	99.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year unless otherwise specified.
(2)	Based on the underwritten rent roll dated October 27, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: Mack-cali short hills office portfolio

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mack-Cali Short Hills Office Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten(2)	Underwritten $ per SF(2)
Base Rent(2)(3)	$17,759,035	$19,611,859	$21,031,088	$22,110,079	$24,359,928	$42.57
Contractual Rent Steps(4)	0	0	0	0	869,530	1.52
Gross Up Vacancy	0	0	0	0	0	0.00
Reimbursements	931,150	1,190,005	1,068,338	1,192,973	1,052,986	1.84
Other Income	821,456	1,001,738	1,010,542	965,470	915,097	1.60
Gross Revenue	$19,511,641	$21,803,602	$23,109,968	$24,268,522	$27,197,541	$47.53

Vacancy & Credit Loss	(315)	(61,571)	(91,111)	0	(1,279,476)	(2.24)
Effective Gross Income	$19,511,326	$21,742,031	$23,018,857	$24,268,522	$25,918,065	$45.30

Real Estate Taxes	$2,035,750	$2,076,666	$2,158,121	$2,185,167	$2,213,474	$3.87
Insurance	155,934	165,678	167,553	152,109	246,156	0.43
Management Fee	621,482	662,436	750,174	752,117	777,542	1.36
Other Operating Expenses	4,342,007	4,827,305	4,864,277	4,638,448	4,757,421	8.31
Total Operating Expenses	$7,155,173	$7,732,085	$7,940,125	$7,727,841	$7,994,593	$13.97

Net Operating Income	$12,356,153	$14,009,946	$15,078,732	$16,540,681	$17,923,472	$31.33
TI/LC	0	0	0	0	999,568	1.75
Capital Expenditures	0	0	0	0	114,434	0.20
Net Cash Flow	$12,356,153	$14,009,946	$15,078,732	$16,540,681	$16,809,470	$29.38

Occupancy	99.0%	100.0%	100.0%	100.0%	100.0%
NOI Debt Yield	9.9%	11.3%	12.1%	13.3%	14.4%
NCF DSCR	2.41x	2.73x	2.94x	3.23x	3.28x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The increase in Underwritten Base Rent from 2016 is primarily due to (i) $1,093,081 of free rent related to KPMG and RGN Short Hills LLC not being included in 2016 collections, (ii) $837,133 of free rent related to Dun & Bradstreet not being included in 2016 collections and (iii) various tenants’ annual rent increases taking effect during 2016.

(3)	The increase in UW Base Rent is related to the expiration of free rent at the 101 JFK Parkway and 51 JFK Parkway buildings.

(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases (totaling $627,382) through January 1, 2018 and the present value of scheduled rent increases (totaling $242,148) through the end of the lease term for credit tenants.

■	Appraisal. According to the appraisal dated as of February 2, 2017, the Mack-Cali Short Hills Office Portfolio Properties had an aggregate “as is” appraised value of $276,000,000.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$282,700,000	N/A	6.25% - 6.50%(1)
Discounted Cash Flow Approach	$274,800,000	7.50%	6.75%(2)

(1)	The Direct Capitalization Approach used a 6.25% capitalization rate for the 51 JFK Parkway building and a 6.50% capitalization rate for the 101 JFK Parkway and 103 JFK Parkway buildings.

(2)	Represents the terminal capitalization rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: Mack-cali short hills office portfolio

■	Environmental Matters. According to three separate Phase I environmental reports, dated December 29, 2016, there are no recognized environmental conditions or recommendations for further action for the Mack-Cali Short Hills Office Portfolio Properties except for the continued implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The Mack-Cali Short Hills Office Portfolio Properties are located within the Short Hills community of Millburn Township, New Jersey in Essex County, which is approximately 25 miles west of midtown Manhattan. Short Hills is known for its affluent demographic base, having been named the “Richest Town in America” in 2014 by Time Magazine and as of year-end 2016 having an average annual household income within a 1-, 3- and 5-mile radius of the Mack-Cali Short Hills Office Portfolio Properties of $207,696, $186,704 and $172,628, respectively. Short Hills is home to many senior executives from some of the largest corporations in the United States, who benefit from the Short Hills train station having direct access into New York Penn Station. In addition, many local residents are senior executives for businesses located at the Mack-Cali Short Hills Office Portfolio Properties such as Dun & Bradstreet. Other major economic drivers for the Short Hills area include the Short Hills Mall, a 1.4 million SF mall that is 100% occupied, which sits across the street from the Mack-Cali Short Hills Office Portfolio Properties and includes anchor tenants such as Bloomingdales, Neiman Marcus, Macy’s and Nordstrom. As of year-end 2016, the population within a 1-, 3- and 5-mile radius of the Mack-Cali Short Hills Office Portfolio Properties was 5,223, 73,258 and 192,051, respectively.

The Mack-Cali Short Hills Office Portfolio Properties are located in the West Essex submarket. As of the fourth quarter of 2016, the West Essex office submarket had a total office inventory of approximately 2.1 million SF, with a 2.5% vacancy rate and asking rents of $41.02 per SF. The West Essex submarket has experienced positive net absorption of 3.1% over the last 10 years. Average asking rents in the West Essex submarket have also increased by 43.4% over the last 10 years, during which time the submarket add 673,375 SF of new supply and had a net absorption of 661,357 SF. There was no new office inventory added to the West Essex submarket during 2016 and there are currently no new office projects under development.

The appraiser identified five comparable properties for the 51 JFK Parkway building and three comparable properties for the 101 JFK Parkway and 103 JFK Parkway buildings. The following tables present certain information relating to the primary competition for the Mack-Cali Short Hills Office Portfolio Properties:

51 JFK Parkway Competitive Set(1)

	51 JFK Parkway (Subject)	Waterfront Corporate Center II	Waterfront Corporate Center III	1 DeForest Avenue	25 Deforest Avenue	Summit Executive Center
Location	Short Hills, NJ	Hoboken, NJ	Hoboken, NJ	Summit, NJ	Summit, NJ	Summit, NJ
Year Built	1988	2003	2014	2012	1958	2012
SF	259,096(2)	579,341	507,781	65,670	125,000	256,009
% Occupied	100.0%(2)	93.0%	98.0%	100.0%	100.0%	100.0%
Asking Rent	$42.00 – $57.72(2)	$42.00 – $45.00	$45.00 – $50.00	$46.00 – $48.00	$46.00 – $48.00	$46.00 – $48.00

(1)	Source: Appraisal.

(2)	Per the underwritten rent roll dated October 27, 2016.

101 JFK Parkway and 103 JFK Parkway Competitive Set(1)

	101 JFK Parkway(Subject)	103 JFK Parkway (Subject)	150 JFK Parkway	7 Giralda Farms	25 Deforest Avenue
Location	Short Hills, NJ	Short Hills, NJ	Short Hills, NJ	Morristown, NJ	Summit, NJ
Year Built	1980	1980	1985	2000	1958
SF	190,071(2)	123,001(2)	247,476	203,000	125,000
% Occupied	100.0%(2)	100.0%(2)	96.9%	53.0%	100.0%
Asking Rent	$35.60 – $43.35(2)	$40.18(2)	$42.00	$34.00 – $38.00	$46.00 – $48.00

(1)	Source: Appraisal.
(2)	Per the underwritten rent roll dated October 27, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: Mack-cali short hills office portfolio

■	The Borrowers. The borrowers, 51 JFK Unit L.L.C. (“51 Borrower”) and 101-103 JFK Realty, L.L.C, are single purpose Delaware limited liability companies. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Mack-Cali Short Hills Office Portfolio Loan. The borrower sponsor is Mack-Cali Realty Corporation. Mack-Cali Realty Corporation is a real estate management company with a primary focus on the northeast and assets of over $4.3 billion as of December 31, 2016. As of December 31, 2016 Mack-Cali Realty Corporation owned or had an interest in 248 properties, consisting of 119 office and 110 flex properties totaling approximately 26.6 million SF and 19 multifamily properties containing 5,614 residential units. Mack-Cali Realty Corporation has a history in real estate dating back to the 1940s and initially went public under the name Cali Realty Corporation (NYSE: CLI) in 1994.

■	Escrows. On the origination date of the Mack-Cali Short Hills Office Portfolio Loan Combination, the borrowers funded reserves of (i) $3,520,668 for an unfunded obligations reserve at the Mack-Cali Short Hills Office Portfolio Properties, (ii) $513,838 related to common area maintenance overcharges to Dun & Bradstreet at the 103 JFK Parkway building that occurred in 2015 and 2016, (iii) $326,011 for capital expenses to repair the parking garage at the 101 JFK Parkway and 103 JFK Parkway buildings and (iv) $13,405 for deferred maintenance.

The borrowers will not be required to fund monthly reserves to the extent (i) a Mack-Cali Short Hills Office Portfolio Trigger Period is not in effect and (ii) the debt yield is equal to or greater than 10.5%. To the extent either (i) a Mack-Cali Short Hills Office Portfolio Trigger Period is in effect or (ii) the debt yield is less than 10.5%, on each due date, the borrowers will be required to fund (a) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then ensuing twelve-month period, (b) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period, (c) a replacement reserve in an amount of $9,536, and (d) a tenant improvement and leasing commission reserve in an amount of $125,000.

In the event General Assessments (as defined below under “—The Condominium”) are adopted and assessed against the Office Unit (as defined below under “—The Condominium”), the borrowers will deposit with the lender an amount equal to six months of any anticipated ongoing assessments pursuant to the condominium’s governing documents, to be held in reserve by the lender.

■	Lockbox and Cash Management. The Mack-Cali Short Hills Office Portfolio Loan Combination requires a lender-controlled hard lockbox account, which is already in place, and into which the borrowers and property manager direct all tenants to directly pay rents. The Mack-Cali Short Hills Office Portfolio Loan Combination also requires the borrowers or property manager to deposit into the lockbox account immediately after receipt all rents and other revenue of any kind from the Mack-Cali Short Hills Office Portfolio Properties received by the borrowers or the property manager. Each borrower opened a separate lockbox for its respective property. Upon the occurrence and during the continuance of a Mack-Cali Short Hills Office Portfolio Trigger Period (as defined below), all funds in the lockbox accounts are to be swept daily to a cash management account under the control of the lender and disbursed to pay debt service, fund reserves and pay operating expenses, after which (x) to the extent a Mack-Cali Short Hills Office Portfolio Trigger Period has occurred and is ongoing, all excess cash flow will be held as additional collateral for the Mack-Cali Short Hills Office Portfolio Loan Combination, and (y) to the extent no Mack-Cali Short Hills Office Portfolio Trigger Period is continuing, all excess cash flow will be disbursed to the borrowers. Prior to the occurrence of a Mack-Cali Short Hills Office Portfolio Trigger Period, all funds in the lockbox account are to be disbursed pursuant to the borrowers’ instructions. Upon an event of default under the Mack-Cali Short Hills Office Portfolio Loan documents, the lender may apply funds to amounts payable under the Mack-Cali Short Hills Office Portfolio Loan Combination in the order of priority it determines.

A “Mack-Cali Short Hills Office Portfolio Trigger Period” means a period: (a) commencing upon the earlier of (i) the occurrence of an event of default under the Mack-Cali Short Hills Office Portfolio Loan documents; (ii) the debt yield (as calculated in accordance with the Mack-Cali Short Hills Office Portfolio Loan documents) being less than 8.25%, or (iii) the occurrence of a Mack-Cali Short Hills Office Portfolio Specified Tenant Trigger Period (as defined below); and (b) expiring with regard to clause (a)(i), upon the cure of such event of default, if applicable; with regard to clause (a)(ii), upon the debt yield equaling or exceeding 8.5% for two consecutive calendar quarters; and with respect to clause (a)(iii), upon the Mack-Cali Short Hills Office Portfolio Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Mack-Cali Short Hills Office Portfolio Loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: Mack-cali short hills office portfolio

A “Mack-Cali Short Hills Office Portfolio Specified Tenant Trigger Period” means a period: (a) commencing upon the first to occur of (i) Dun & Bradstreet, any future tenant of the Dun & Bradstreet premises comprising more than 15.0% of the total SF of the Mack-Cali Short Hills Office Portfolio Properties, or any tenant with a lease that contains an option, offer, or right of first refusal to acquire or encumber all or any portion of the Mack-Cali Short Hills Office Portfolio Properties (collectively, a “Mack Specified Tenant”) being in monetary default of the payment of base rent, material monetary default in the payment of any additional rent and/or material non-monetary default under its lease beyond applicable notice and cure periods, (ii) unless the Mack Specified Tenant maintains a long-term unsecured debt rating of at least “BBB-” from S&P and an equivalent rating from each of the other national statistical rating agencies which rate such entity, a Mack Specified Tenant failing to be in actual, physical possession of their space, failing to be open to the public for business during customary hours, and/or “going dark”, (iii) the Mack Specified Tenant providing notice that it is terminating its lease for all or any portion of its premises, (iv) any termination, cancellation or failure to be in full force and effect (including rejection in a bankruptcy or insolvency proceeding) of the Mack Specified Tenant lease, (v) any bankruptcy or similar insolvency of the Mack Specified Tenant and (vi) the Mack Specified Tenant failing to extend or renew the applicable lease for the Mack Specified Tenant space on or prior to the date that is twelve months before expiration of its lease; and (b) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the matter giving rise to the Mack-Cali Short Hills Office Portfolio Specified Tenant Trigger Period has been cured or corrected in accordance with the terms of the Mack-Cali Short Hills Office Portfolio Loan documents or (2) the borrowers re-leasing of the space that was demised pursuant to the applicable tenant’s lease to a new tenant pursuant to a lease entered into in accordance with the applicable terms and conditions under the Mack-Cali Short Hills Office Portfolio Loan documents and such replacement tenant is in physical occupancy of the applicable premises, open for business, and paying full, unabated rent under its lease.

■	Property Management. The Mack-Cali Short Hills Office Portfolio Properties are managed by Mack-Cali Realty, L.P., which is 89.7% owned by Mack-Cali Realty Corporation (and 10.3% owned by certain limited partners). The lender has the right to, or to direct the borrowers to, terminate the property management agreement and replace the property manager if: (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy action or proceeding that is not dismissed within 90 days or any voluntary bankruptcy proceeding; (ii) a Mack-Cali Short Hills Office Portfolio Trigger Period has occurred and is continuing under the Mack-Cali Short Hills Office Portfolio Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager has occurred and is continuing under the property management agreement after the expiration of all applicable notice and cure periods. The borrowers have the right to replace the property manager, provided no event of default is continuing under the Mack-Cali Short Hills Office Portfolio Loan documents, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation) upon notice to the lender and provided that the replacement does not cause any termination or purchase option or similar right or material adverse effect under certain property documents to occur.

■	The Condominium. The 51 JFK Parkway building is the office unit in a two-unit condominium regime. The condominium is comprised of two separate buildings (the office unit which is part of the collateral (the “Office Unit”), and a hotel unit which is not part of the collateral (the “Hotel Unit”)) that are connected by a parking garage and plaza area, which are general common elements. Each unit owns a 50% interest in the general common elements. There are four members on the condominium board, two of which are appointed by 51 Borrower.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The Mack-Cali Short Hills Office Portfolio Loan documents permit, after the expiration of the lockout period, the release from the lien of the mortgage of the 51 JFK Parkway building itself or the 101 JFK Parkway and 103 JFK Parkway buildings together through a partial defeasance provided that conditions under the Mack-Cali Short Hills Office Portfolio Loan documents are satisfied, including, among other requirements: (a) the 51 JFK Parkway building cannot be released prior to the renewal of Dun & Bradstreet’s lease for additional term that expires no less than five years after the Mack-Cali Short Hills Office Portfolio Loan maturity; (b) the borrowers defease the loan in an amount equal to 115% of the allocated loan amount for the applicable property(s) being released; (c) delivery of a REMIC opinion and rating agency confirmation; (d) a debt yield of the greater of (i) the debt yield of the Mack-Cali Short Hills Office Portfolio Properties immediately prior to such release and (ii) 13.5%; (e) a debt service coverage ratio of the greater of (i) the debt service coverage ratio of the Mack-Cali Short Hills Office Portfolio Properties immediately prior to such release and (ii) 3.39x; (f) a maximum loan to value ratio of the lesser of (i) the loan to value ratio that existed prior to such release and (ii) 45.1%; and (g) all legal requirements are satisfied for the remaining Mack-Cali Short Hills Office Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

LOAN #1: Mack-cali short hills office portfolio

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the Mack-Cali Short Hills Office Portfolio Properties, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 12 month extended period of indemnity, with no deductible in excess of $100,000 (provided, however, that higher deductibles for damage caused by earthquake and windstorm/named storm are permitted so long as such higher deductibles do not exceed 5% of the total insurable value of the applicable individual property with respect to earthquake and windstorm/named storm). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

LOAN #2: 50 broadway

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

LOAN #2: 50 broadway

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

LOAN #2: 50 broadway

50 Broadway
50 Broadway
New York, NY 10004
TRIBECA
CHINATOWN
CIVIC CENTER
TWO BRIDGES
FINANCIAL DISTRICT
BATTERY PARK CITY
Hudson River
East River
WEST STREET
WEST BROADWAY
CHURCH STREET
BROADWAY
CHAMBERS STREET
VESEY STREET
LIBERTY STREET
WALL STREET
FULTON STREET
PARK PLACE
BROOKLYN BATTERY TUNNEL
FDR / SOUTH STREET VIADUCT
One World Trade Center
World Trade Center Memorial
NY Stock Exchange
Federal Reserve Bank of New York
Staten Island Ferry Whitehall Terminal
Castle Clinton National Monument
Battery Park
City Hall Park
Pace University
Brookfield Place
Upper West Side
Upper East Side
Metropolitan Museum of Art
Natural History Museum
Central Park
Carnegie Hall
Midtown
Times Square
United Nations
Madison Square Garden
Empire State Building
West New York
Astoria
Long Island City
Hoboken
JFK Stadium
New York
MANHATTAN
NYU
SoHo
Jersey City
BROOKLYN
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

LOAN #2: 50 broadway

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$62,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$176.14
Size (SF)	351,999	Percentage of Initial Pool Balance		6.0%
Total Occupancy as of 3/1/2017	89.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2017	89.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1927 / NAP	Mortgage Rate		4.13000%
Appraised Value	$150,000,000	Original Term to Maturity (Months)		120
Appraisal Date	2/2/2017	Original Amortization Term (Months)		NAP
Borrower Sponsor	United Federation of Teachers, Local 2	Original Interest Only Period (Months)	120
	American Federation of Teachers, AFL-CIO	First Payment Date	5/1/2017
Property Management	Cushman & Wakefield U.S., Inc.	Maturity Date	4/1/2027

Underwritten Revenues	$15,330,310
Underwritten Expenses	$8,656,674	Escrows
Underwritten Net Operating Income (NOI)	$6,673,636		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,092,748	Taxes	$0	$0
Cut-off Date LTV Ratio	41.3%	Insurance	$0	$0
Maturity Date LTV Ratio	41.3%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF	2.57x / 2.35x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.8% / 9.8%	Other(1)	$739,726	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$62,000,000	100.0%	Loan Payoff	$43,030,479	69.4%
			Principal Equity Distribution	15,874,723	25.6
			Closing Costs	2,355,072	3.8
			Reserves	739,726	1.2
Total Sources	$62,000,000	100.0%	Total Uses	$62,000,000	100.0%

(1)	The Upfront Other reserve is comprised of a $739,726 leasing reserve for free rent associated with the Seaport-Tees, Inc. lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “50 Broadway Loan”) is evidenced by a note in the original principal amount of $62,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a multi-tenant office building located in New York, New York (the “50 Broadway Property”). The 50 Broadway Loan was originated by Citi Real Estate Funding Inc. on March 14, 2017 and represents approximately 6.0% of the Initial Pool Balance. The note evidencing the 50 Broadway Loan has an outstanding principal balance as of the Cut-off Date of $62,000,000 and an interest rate of 4.13000% per annum. The proceeds of the 50 Broadway Loan were primarily used to refinance prior debt secured by the 50 Broadway Property, fund reserves, pay origination costs and return equity to the sponsor.

The 50 Broadway Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The 50 Broadway Loan requires monthly payments of interest only on each due date. The scheduled maturity date of the 50 Broadway Loan is the due date in April 2027. At any time after the second anniversary of the securitization Closing Date, the 50 Broadway Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 50 Broadway Loan documents. Voluntary prepayment of the 50 Broadway Loan is permitted on or after the due date occurring in January 2027 without payment of any prepayment premium.

■	The Mortgaged Property. The 50 Broadway Property is comprised of a 351,999 SF, 37-story, multi-tenant office building located in the Financial District office submarket of New York, New York. The 50 Broadway Property is located on the northwest corner of New Street and Exchange Place in lower Manhattan, commonly referred to as downtown Manhattan’s Financial District, the area at the southern tip of Manhattan south of Chambers Street. The 50 Broadway Property has frontage along Broadway and is interconnected, on the second and third floors, with 52 Broadway. Tenants at the 50 Broadway Property have access to amenities, such as a 1,000 person auditorium, a conference center and a full-service cafeteria, in the neighboring 52 Broadway building.

The 50 Broadway Property is currently 89.6% occupied as of March 1, 2017. The 50 Broadway Property has a total of 35 tenants consisting of 32 office tenants and 3 retail tenants. In terms of its space utilization, the 50 Broadway Property has 334,554 SF of office space, 13,361 of retail space and 4,400 SF of storage space. The largest tenants at the 50 Broadway Property are the United Federation of Teachers, Local 2, American Federation of Teachers, AFL-CIO (“United Federation of Teachers”), Center for Employment Opportunities, Inc. and the Mental Health Association of NYC. The remaining tenancy is granular with no other tenant accounting for more than 4.8% of the net rentable area.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

LOAN #2: 50 broadway

The following table presents certain information relating to the major tenants at the 50 Broadway Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
United Federation of Teachers(3)	NR / NR / NR	93,942	26.7%	$4,087,543	30.0%	$43.51	8/31/2034	NA
Seaport-Tees, Inc.	NR / NR / NR	8,666	2.5	1,500,000	10.9	173.09	8/31/2032	NA
Center for Employment Opportunities, Inc.	NR / NR / NR	25,807	7.3	889,995	6.5	34.49	7/31/2029	NA
Mental Health Association of NYC	NR / NR / NR	18,821	5.3	669,238	4.9	35.56	4/30/2021	NA
Regency International Business	NR / NR / NR	16,981	4.8	583,085	4.2	34.34	2/28/2026	1, 5-year option
Center for Hearing and Communication	NR / NR / NR	15,029	4.3	522,474	3.8	34.76	12/31/2023	NA
Pret A Manger	NR / NR / NR	2,134	0.6	513,042	3.7	240.41	4/30/2024	NA
New York City Department of Education(4)	NR / NR / NR	12,752	3.6	468,381	3.4	36.73	12/31/2022	NA
YWCA of New York	NR / NR / NR	9,673	2.7	441,531	3.2	45.65	5/31/2022	NA
Doctors Council SEIU	NR / NR / NR	7,852	2.2	358,980	2.6	45.72	7/31/2023	NA
Ten Largest Owned Tenants		211,657	60.1%	$10,034,270	73.0%	$47.41
Remaining Tenants		103,579	29.4	3,708,725	27.0	35.81
Vacant		36,763	10.4	0	0.0	0.00
Total / Wtd. Avg. All Tenants		351,999	100.0%	$13,742,995	100.0%	$43.60

(1)	Based on the underwritten rent roll dated March 1, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)

United Federation of Teachers has the right to downsize its lease at the 50 Broadway Property by a maximum of 11,664 SF if United Federation of Teachers enters into an acceptable third party replacement lease. United Federation of Teachers may vacate only upon the new tenant taking possession of its space.

(4)	New York City Department of Education has an option to terminate its lease any time after December 31, 2018 with 180 days’ prior written notice.

The following table presents the lease rollover schedule at the 50 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	8,859	2.5	2.5%	333,954	2.4	$37.70	3
2018	16,675	4.7	7.3%	605,415	4.4	$36.31	4
2019	6,105	1.7	9.0%	233,297	1.7	$38.21	3
2020	0	0.0	9.0%	0	0.0	$0.00	0
2021	26,285	7.5	16.5%	967,212	7.0	$36.80	3
2022	34,080	9.7	26.1%	1,347,607	9.8	$39.54	5
2023	36,202	10.3	36.4%	1,443,998	10.5	$39.89	6
2024	18,980	5.4	41.8%	1,063,636	7.7	$56.04	3
2025	5,361	1.5	43.3%	122,871	0.9	$22.92	1
2026	20,735	5.9	49.2%	733,151	5.3	$35.36	2
2027	9,785	2.8	52.0%	279,564	2.0	$28.57	1
2028 & Thereafter	132,169	37.5	89.6%	6,612,291	48.1	$50.03	4
Vacant	36,763	10.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	351,999	100.0%		$13,742,995	100.0%	$43.60	35

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.

The following table presents certain information relating to historical leasing at the 50 Broadway Property:

Historical Leased %(1)

	2013	2014	2015	2016	As of 3/1/2017(2)
Owned Space	89.1%	86.9%	92.3%	88.2%	89.6%

(1)	As provided by the borrower and which represents occupancy as of July 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated March 1, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

50

LOAN #2: 50 broadway

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 50 Broadway Property:

Cash Flow Analysis(1)(2)

	2013	2014	2015	2016	CY 12/31/2016	Underwritten	Underwritten $ per SF(2)
Base Rent(3)	$10,474,186	$11,094,965	$11,484,030	$11,623,787	$11,928,067	$13,589,484	$38.61
Contractual Rent Steps(4)	0	0	0	0	0	153,511	0.44
Gross Up Vacancy	0	0	0	0	0	1,723,056	4.90
Reimbursements	1,355,433	1,398,316	1,478,665	1,161,819	1,431,568	1,033,454	2.94
Other Income(5)	732,251	863,552	791,559	643,465	589,494	553,861	1.57
Gross Revenue	$12,561,870	$13,356,833	$13,754,254	$13,429,071	$13,949,129	$17,053,366	$48.45

Vacancy & Credit Loss	(196,762)	(234,185)	0	0	0	(1,723,056)	(4.90)
Effective Gross Income	$12,365,108	$13,122,648	$13,754,254	$13,429,071	$13,949,129	$15,330,310	$43.55

Real Estate Taxes	$2,402,411	$2,370,185	$2,508,319	$2,612,613	$2,557,719	$2,625,760	$7.46
Insurance	178,689	189,191	206,092	189,191	192,503	194,868	0.55
Management Fee	386,944	398,434	423,175	441,504	457,654	459,909	1.31
Other Operating Expenses	4,571,247	4,916,608	5,066,332	4,600,645	5,285,507	5,376,137	15.27
Total Operating Expenses	$7,539,291	$7,874,418	$8,203,918	$7,843,953	$8,493,383	$8,656,674	$24.59

Net Operating Income	$4,825,817	$5,248,230	$5,550,336	$5,585,118	$5,455,746	$6,673,636	$18.96
TI/LC	0	0	0	0	0	510,488	1.45
Capital Expenditures	0	0	0	0	0	70,400	0.20
Net Cash Flow	$4,825,817	$5,248,230	$5,550,336	$5,585,118	$5,455,746	$6,092,748	$17.31

Occupancy	89.1%	86.9%	92.3%	88.2%	89.3%	89.6%
NOI Debt Yield	7.8%	8.5%	9.0%	9.0%	8.8%	10.8%
NCF DSCR	1.86x	2.02x	2.14x	2.15x	2.10x	2.35x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Represents a fiscal year-end of July 31 for the indicated year unless otherwise specified.

(3)	The increase in Underwritten Base Rent is due to a new retail lease that commenced on March 1, 2017 for a tenant, Seaport-Tees, Inc. with an annual rent of $1,500,000.

(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through September 1, 2017.

(5)	Other Income includes sub-metered electric income, janitorial service revenue, labor/repair revenue, HVAC revenues and miscellaneous other tenant revenue.

■	Appraisal. According to the appraisal, the 50 Broadway Property had an “as-is” appraised value of $150,000,000 as of February 2, 2017.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$150,000,000	N/A	4.50%
Discounted Cash Flow Approach	$150,000,000	6.25%	5.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated February 10 2017, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 50 Broadway Property other than the recommendation for the development and implementation of the existing asbestos O&M plan.

■

Market Overview and Competition. The 50 Broadway Property is located in lower Manhattan within the Financial District office submarket. According to the appraisal, the downtown office market has experienced a flurry of activity with renewed interest in investment in both new and existing developments. Additionally, the Financial District has seen significant growth in recent years due to the completion of the new World Trade Center tower as well as the World Trade Center Transportation Hub. The 50 Broadway Property is well-located along Broadway which is the premier commercial corridor in the Financial District. Primary access to the 50 Broadway Property is provided by the city’s subway system while vehicular access is accommodated by FDR Drive, the West Side Highway, the Brooklyn Bridge and the Manhattan Bridge. As of year-end 2016, the population within a one-, three- and five-mile radius, of the 50 Broadway Property, was 81,257, 812,938 and 2,205,790, respectively. For the same period, the average household income was within a one-, three- and five-mile radius was $188,801, $143,566 and $120,502, respectively. The 50 Broadway Property is part of the Downtown Office market which, as of the fourth quarter of 2016, reported average asking rents of $58.26 per SF with a vacancy rate of 9.5%. The 50 Broadway Property is also part of the Financial District submarket which, as of the fourth quarter of 2016, had average asking rents of $55.62 per SF and a vacancy rate of 9.5%. The appraiser also cited eight office lease comparables in the Downtown Manhattan submarket

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #2: 50 broadway

with a rental range of $42.00 to $56.00 per SF, with an average of $48.18 per SF. Weighted average gross office rents at the 50 Broadway Property are $43.60 per SF with the appraiser concluding a weighted average rent of $47.85 per SF. Additionally, the appraiser cited nine retail lease comparables in the 50 Broadway Property’s submarket with a rental range of $82.89 to $360.00 per SF. According to the appraisal, the market rent for the grade Broadway retail space, at the 50 Broadway Property, is $250 per SF. Additionally, the appraiser’s concluded market rent for multi-floor Broadway retail space is $140 per SF and $80 per SF for retail space that is not on Broadway (on New Street).

The following table presents certain information relating to lease comparables for the 50 Broadway Property:

Office Lease Comparables(1)

	50 Broadway (Subject)	100 Broadway	50 Broad Street	26 Broadway	40 Exchange Place
Distance of subject	--	0.2 miles	0.2 miles	315 feet	0.1 miles
Year Built / Renovated	1927/ NAP	1897 / 1998	1913 / NAP	1923 / NAP	1893 / 2016
Building SF	351,999(2)	400,000	272,260	860,889	300,000
Total Occupancy	89.6%(2)	86.1%	72.7%	94.4%	83.4%
Tenant	--	NHK Cosmomedia America, Inc.	Worldwide Finances	Eckersley O’Callaghan & Partners LLC	Kaufman, Dolowich & Voluck LLP
Lease SF	8,229(3)	17,426	6,667	7,171	14,200
Base Rent	$37.37(3)	$56.00	$47.21	$46.86	$47.94

	90 Broad Street	5 Hanover Square	80 Broad Street	150 Broadway
Distance of subject	0.3 miles	0.3 miles	0.2 miles	0.3 miles
Year Built / Renovated	1930 / 2006	1962 / 2006	1930 / 2013	1924 / 1986
Building SF	417,068	338,049	423,403	279,669
Total Occupancy	87.4%	82.0%	100.0%	98.9%
Tenant	Sher Tremonte LLP	Oxford Economics Ltd	Robert Allen Group	Studio Daniel Libeskind
Lease SF	12,223	10,025	25,730	12,500
Base Rent	$47.25	$49.00	$47.29	$52.43

(1)	Source: Appraisal.

(2)	Per underwritten rent roll dated March 1, 2017.

(3)	Represents a weighted average based on leases that were signed by two new office tenants.

■

The Borrower. The borrower is 50 Broadway Realty Corp., a single-purpose, single-asset New York corporation. 50 Broadway Realty Corp. is 100% owned by 50-52 Broadway Realty LLC, which is 100% owned by the United Federation of Teachers. The sponsor and non-recourse carveout guarantor for the 50 Broadway Loan is the United Federation of Teachers. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 50 Broadway Loan. United Federation of Teachers was founded in 1960 as the Local 2 of the now 1.4 million-member American Federation of Teachers. United Federation of Teachers is the sole bargaining agent for most of the non-supervisory educators who work in New York City public schools. United Federation of Teachers represents approximately 200,000 members including 100,000 teachers and 25,000 classroom paraprofessionals, along with school secretaries, attendance teachers, guidance counselors, social workers, nurses, speech therapists and over 60,000 retired members.

■	Escrows. In connection with the origination of the 50 Broadway Loan, the borrower funded a leasing reserve of $739,726 for free rent associated with the Seaport-Tees, Inc. lease.

Additionally, on each due date, during a Reserve Trigger Period (as defined below), the borrower is required to fund the following reserves with respect to the 50 Broadway Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 50 Broadway Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a replacement reserve in the amount of $5,867 and (iv) a tenant improvements and leasing commissions reserve in the amount of $29,333, subject to an initial cap of $1,759,995 which amount excludes the upfront reserve for the Seaport-Tees, Inc. lease.

A “Reserve Trigger Period” means a period commencing upon the debt yield falling below 7.5% and expiring upon the date that debt yield is equal to or greater than 7.75% for two consecutive calendar quarters.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #2: 50 broadway

■	Lockbox and Cash Management. The 50 Broadway Loan documents require a hard lockbox with springing cash management. The 50 Broadway Loan documents require the borrower to deliver tenant direction letters at closing, which will, at such time, direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 50 Broadway Property be promptly deposited into such lockbox account during the term of the 50 Broadway Loan. During the continuance of a 50 Broadway Trigger Period (as defined below) and/or a Reserve Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the 50 Broadway Loan documents is continuing, applied to payment of debt service and funding of required reserves, with the remainder (i) to the extent a 50 Broadway Trigger Period (and not merely a Reserve Trigger Period) is continuing, first applied to pay monthly operating expenses and then deposited into an excess cash flow reserve and held by the lender as additional collateral for the 50 Broadway Loan and (ii) to the extent no 50 Broadway Trigger Period is continuing, to be swept into the borrower’s operating account. After the occurrence and during the continuance of an event of default under the 50 Broadway Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 50 Broadway Loan (and/or toward the payment of expenses of the 50 Broadway Property), in such order of priority as the lender may determine.

A “50 Broadway Trigger Period” means a period commencing upon the earliest of (i) the occurrence and continuance of an event of default under the 50 Broadway Loan documents, (ii) the debt yield being less than 6.50%, (iii) the occurrence of a 50 Broadway Specified Tenant Trigger Period (as defined below) and (iv) the borrower failing to cause each of the building code violations to be cured within the time period set forth in the 50 Broadway Loan agreement and expiring upon (w) with regard to any 50 Broadway Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (x) with regard to any 50 Broadway Trigger Period commenced in connection with clause (ii) above, the date that the debt yield is equal to or greater than 6.75% for two consecutive calendar quarters, (y) with regard to any 50 Broadway Trigger Period commenced in connection with clause (iii) above, a 50 Broadway Specified Tenant Trigger Period ceasing to exist and (z) with regard to any 50 Broadway Trigger Period commenced in connection with clause (iv) above, the borrower causing each of the building code violations to be cured in accordance with the 50 Broadway Loan agreement.

A “50 Broadway Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space) being in default under its lease beyond applicable notice and cure periods, (ii) United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space) failing to be in actual, physical possession of at least 50,162 SF of its space for any reason other than a renovation or restoration, (iii) United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space) giving notice that it is terminating its lease for all or any portion of its space in excess of 11,664 SF, (iv) any termination, cancellation or failure to be in full force and effect of the United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space) lease and (v) any bankruptcy or similar insolvency of United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space), including any bankruptcy or insolvency proceeding pursuant to which the United Federation of Teachers (or any subsequent lessee of the United Federation of Teachers space) lease is rejected; and (B) expiring upon (1) the satisfaction of cure conditions in accordance with the 50 Broadway Loan documents or (2) the borrower re-leasing the entire space that was demised pursuant to the United Federation of Teachers lease (or applicable portion thereof) to one or more new tenants in accordance with the 50 Broadway Loan documents and the applicable new tenant under such lease being in actual, physical occupancy of the space demised under its lease, and paying the full amount of the rent then due under its lease.

■	Property Management. The 50 Broadway Property is managed by Cushman & Wakefield U.S., Inc., a third-party manager. The lender has the right to direct the borrower to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or any voluntary bankruptcy or insolvency proceeding; (ii) an event of default under the 50 Broadway Loan documents has occurred and is continuing; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. The borrower has the right to replace the property manager, provided no event of default is continuing under the 50 Broadway Loan documents and upon 60 days’ prior notice to the lender, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation).

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #2: 50 broadway

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the 50 Broadway Property with no deductible in excess of $100,000 (except with respect to earthquake and windstorm coverage), plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional extended period of indemnity for up to six months after the physical loss has been repaired. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

MAP © 2017 CARTIFACT
BURKE LAKEFRONT AIRPORT
Lake Erie
Key Center Cleveland
127 Public Square
Cleveland, OH 44114
Cleveland-Cuyahoga County Port
FirstEnergy Stadium
Great Lakes Science Center
The Rock and Roll Hall of Fame and Museum
E 9th St Package Store
Voinovich Bicentennial Park
Cleveland City Hall
Cuyahoga County Courthouse
Willard Park
Erieview Plaza
Cleveland Convention Center
Cleveland Public Auditorium
Celebrezze Federal Bldg
North Point Office Complex
DoubleTree Hotel
Cleveland Public Power
Galleria at Erieview
Erieview Tower
The Westin
Hilton Cleveland Downtown
Fort Huntington Park
Public Defender's Office
Cuyahoga County Justice Center
Lakeside Place
Water Street Apartments
Ernst & Young Tower
The Ball Bldg
Marriott Downtown
Standard Bldg
Old Stone Church
55 Public Square
U.S. Court House
Cleveland Public Square
Cleveland Library
Hyatt Regency
200 Public Square
Fifth Third Center
KeyBank Center
Ohio Savings Plaza
PNC Center
The Pinnacle
RTA Main Office
Grand Arcade Apartments
National Terminal Warehouse Apartments
Archer Apartments
Flats East Bank Apts
Bingham Apartments
Crittenden Court
Rockefeller Building
Perry Payne Bldg
Renaissance Cleveland
Tower City
The Higbee Bldg
Horseshoe Casino
May Company Building
House of Blues
The Colonial Marketplace
Residence Inn
Landmark Office Towers
Project NuCLEus
Lausche Building
Quicken Loans Building
The Ritz-Carlton
First Merit Bank Bldg
US District Court
Greater Cleveland Aquarium
Jacobs Pavilion
The Cleveland Improv
Quicken Loans Arena
Progressive Field
Erie Street Cemetery
Hilton Garden Inn
District Administrative Offices
Metropolitan Hotel
The Kimpton Schofield
Wyndham Hotel
Halle Bldg
US Bank Centre
Hanna Theatre
Playhouse Square
Cuyahoga County Treasurer
Osborn Apartments
Medical Mutual
Radisson Hotel
AT&T Bldg
Cleveland Grays Armory Museum
Cuyahoga County Employment Center
Huntington Bldg
Statler Arms Apts
Union Club
Sterling Bldg
Reserve Square Apartments
Greyhound Station
Ambassador Bowling Lanes
Cuyahoga River Community Planning Organization
Cuyahoga Support Enforcement Agency
Cleveland Fire Dept
St. Peter's Church
Thomas J Unik Co. Insurance
1466 St Clair
1525 Rockwell
The Avenue
St Clair Place
SuccessTech Academy
Cuyahoga County Central Services
Cleveland Printing & Reproduction
Cleveland Thermal LLC
Motorcars Downtown Service Center
Cleveland City Office
Norris Brothers Co Inc
Lutheran Metropolitan Ministry
FBI
WKYC
County Government Office
Public Utilities Bldg
1001 Lakeside
1000 Lakeside
AmeriTech Center
AECOM Bldg
IMG Building
Cathedral Square
One Cleveland Center
Eaton Bldg
1001 Superior
1100 Superior
St. John's Cathedral
Hampton Inn
Federal Reserve Bank
1717 E 9th
Park Plaza
Allerton Apts
Sphere Apartments
K&D Apartments
Cleveland Inst of Electronics
Winton Manor Apartments
LAKESIDE AVE E
HAMILTON AVE
ST CLAIR AVE NE
ROCKWELL AVE
SUPERIOR AVE
E 9TH ST
E 6TH ST
E 12TH ST
E 18TH ST
W 3RD ST
W 6TH ST
W 9TH ST
ONTARIO ST
W HURON RD
CANAL RD
CARTER RD
CARNEGIE AVE
ROBERT JR LOCKWOOD DR
S MARGINAL RD
AMTRAK
TROLLEY
Cuyahoga River
Euclid
Wickliffe
Lake Erie
East Cleveland
Mayfield Heights
Cleveland Heights
Lyndhurst
Bay Village
Lakewood
Cleveland
Shaker Heights
Rocky River
Westlake
Fairview Park
Warrensville Heights
Chagrin Falls
Brooklyn
North Olmsted
Garfield Heights
Parma Heights
Parma
CLEVELAND HOPKINS INTERNATIONAL AIRPORT
Seven Hills
Solon
Middleburg Heights
Strongsville
North Royalton
Broadview Heights
Brecksville
Twinsburg
Richfield
Brunswick
Hudson

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Cleveland, Ohio	Cut-off Date Balance(6)		$50,000,000
Property Type(1)	Mixed Use	Cut-off Date Balance per SF(5)		$92.07
Property Size (SF)(1)	2,389,441	Percentage of Initial Pool Balance		4.9%
Total Occupancy(2)	Various	Number of Related Mortgage Loans		None
Owned Occupancy(2)	Various	Type of Security(7)		Fee Simple / Leasehold
Year Built / Latest Renovation	1991 / 2015	Mortgage Rate		5.31000%
Appraised Value(3)	$362,000,000	Original Term to Maturity (Months)		120
Appraisal Date	12/1/2017	Original Amortization Term (Months)		300
Borrower Sponsor	Frank T. Sinito	Original Interest Only Term (Months)		24
Property Management(4)	Various	First Payment Date		3/6/2017
		Maturity Date		2/6/2027
Underwritten Revenues	$67,329,103
Underwritten Expenses	$39,219,781	Escrows
Underwritten Net Operating Income (NOI)	$28,109,322		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$25,327,136	Taxes	$1,540,363	$770,181
Cut-off Date LTV Ratio(3)(5)	60.8%	Insurance	$55,406	$27,703
Maturity Date LTV Ratio(3)(5)	49.6%	Replacement Reserve(8)	$20,262,985	$29,284
DSCR Based on Underwritten NOI / NCF(5)	1.77x / 1.59x	TI/LC	$0	$110,513
Debt Yield Based on Underwritten NOI / NCF(5)	12.8% / 11.5%	Other	$28,786,799(9)	$5,000(10)

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$220,000,000	66.7%	Purchase Price	$267,500,000	81.1%
Principal’s Equity Contribution(11)	60,845,008	18.5	Reserves	50,645,552	15.4
Mezzanine Loan	42,500,000	12.9	Closing Costs	11,588,828	3.5
Other Sources(12)	6,389,372	1.9
Total Sources	$329,734,380	100.0%	Total Uses	$329,734,380	100.0%

(1)	The Key Center Cleveland Property (as defined below) consists of a 1,369,980 SF office building (“Key Tower”), 400-room, 699,871 SF, full service hotel (“Marriott Cleveland Downtown”), and 985-space, 319,590 SF, parking garage (“Key Center Parking Garage Component”).
(2)	Total Occupancy and Owned Occupancy at the Key Center Cleveland Property are both (i) 92.9% occupied for Key Tower as of October 19, 2016 which includes the tenants Forest City and Millennia, which are expected to take occupancy at a later date and (ii) 66.2% occupied for the Marriott Cleveland Downtown for TTM December 31, 2016, respectively.
(3)	The Appraised Value of $362,000,000 represents the Key Center Cleveland Property’s combined “As Complete” as of December 1, 2017, which is the date upon which all capital improvement is expected to be completed at the Key Center Cleveland Property. The Appraised Value of $362,000,000 consists of (i) $253,800,000 for Key Tower, (ii) $77,000,000 for Marriott Cleveland Downtown, and (iii) $31,200,000 for the Key Center Parking Garage Component. The combined “As-Is” appraised value of $304,100,000 as of December 1, 2016 results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 72.3% and 59.0%, respectively. See “—Appraisal” below.
(4)	Key Tower is managed by Millennia Housing Management, Ltd. and Jacobs Real Estate Services LLC. Marriott Cleveland Downtown is managed by Marriott Hotel Services, Inc. The Key Center Parking Garage Component is managed by SP Plus Corporation.
(5)	Calculated based on the aggregate outstanding principal balance of the Key Center Cleveland Loan Combination (as defined below).
(6)	The Cut-off Date Balance of $50,000,000 represents the controlling note A-1 of a $220,000,000 Key Center Cleveland Loan Combination, which is evidenced by six pari passu notes. The related companion loans are evidenced by (i) the non-controlling notes A-2 and A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000 are currently held by Bank of America, N.A. and are expected to be contributed to one or more future securitization transactions, (ii) the non-controlling notes A-3 and A-6, which have an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000 are currently held by Deutsche Bank AG, New York Branch and are expected to be contributed to the JPMDB 2017-C5 securitization transaction and (iii) the non-controlling note A-4 with an outstanding principal balance as of the Cut-off Date of $30,000,000 is currently held by Citi Real Estate Funding Inc. and is expected to be contributed to one or more future securitization transactions.
(7)	The collateral for the Key Center Cleveland Loan (as defined below) includes the borrower’s fee simple interests in Key Tower and Marriott Cleveland Downtown as well as leasehold interest in the Key Center Parking Garage Component. See “—The Mortgaged Property, Market Overview and Competition” below.
(8)	The Upfront Replacement Reserve includes $13,542,750 in planned capital improvements for the Marriott Cleveland Downtown with the remainder in planned capital improvements to Key Tower and other related costs. $1,991,429 of the $20,262,985 in Replacement Reserves is currently held in an FF&E reserve account with Marriott Hotel Services as the hotel manager for Marriott Cleveland Downtown. The Replacement Reserve (excluding the portion controlled by Marriott Hotel Services) is capped at $1,757,065 after the Upfront Replacement Reserve. See “—Escrows” below.
(9)	Other Upfront escrow of $28,786,799 consists of (i) $18,461,400 for outstanding tenant improvements related to the Forest City and Millennia tenants, (ii) $5,608,359 for outstanding tenant improvements related to the Thompson Hine LLP tenant, (iii) $4,652,415 for estimated property improvement costs in connection with the anticipated renewal of Marriott Cleveland Downtown’s management agreement with Marriott Hotel Services, Inc. in 2021, and (iv) $64,625 for deferred maintenance.
(10)	The Other Monthly escrow represents collections for ground rent payable under the Key Center Parking Garage Component’s ground lease.
(11)	On the origination date, the borrower provided two letters of credit in the aggregate amount of $5,175,296 associated with gap rent for the Forest City and Millennia tenants which was not included in the calculation of the Principal’s Equity Contribution. See “—Escrows” below.
(12)	Other Sources include $5,608,359 transferred to the borrower sponsor from the seller at loan origination which was related to outstanding tenant improvements for the Thompson Hine LLP tenant.

■	The Mortgage Loan. The mortgage loan (the “Key Center Cleveland Loan”) is part of a loan combination (the “Key Center Cleveland Loan Combination”) evidenced by six pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 1,369,980 SF office building and a 400-room full service hotel and leasehold interest in an adjacent, subterranean 985 space parking garage, located in Cleveland, Ohio (the “Key Center Cleveland Property”). The Key Center Cleveland Loan, which is evidenced by note A-1 and represents a controlling interest in the Key Center Cleveland Loan Combination, had an original principal balance of $50,000,000, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents 4.9% of the Initial Pool Balance. The related companion loans (the “Key Center Cleveland Companion Loans”), which are evidenced by the following five pari passu notes: (i) non-controlling notes A-2 and A-5, which had an aggregate original principal balance of $80,000,000, and have an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000, and are currently held by Bank of America, N.A. and are expected to be contributed to one or more future securitization transactions; (ii) non-controlling notes A-3 and A-6, which had an aggregate original principal balance of $60,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000, and are currently held by Deutsche Bank AG, New York Branch and expected to be contributed to the JPMDB 2017-C5 securitization transaction; and (iii) non-controlling note A-4, which had an original principal balance of $30,000,000,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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has an outstanding principal balance as of the Cut-off Date of $30,000,000, is currently held by Citi Real Estate Funding Inc. and is expected to be contributed to one or more future securitization transactions. The Key Center Cleveland Loan Combination, which has an interest rate of 5.31000% per annum, was co-originated by Deutsche Bank AG, New York Branch, Bank of America, N.A. and Citi Real Estate Funding Inc. on January 31, 2017. The proceeds of the Key Center Cleveland Loan Combination were primarily used to acquire the Key Center Cleveland Property and pay loan origination costs and fund upfront reserves. The Key Center Cleveland Loan Combination will be serviced under the CGCMT 2017-P7 Pooling and Servicing Agreement. See “Description of the Mortgage Pool – The Loan Combinations” in the Preliminary Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Key Center Cleveland Loan and the Key Center Cleveland Companion Loans.

The Key Center Cleveland Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Key Center Cleveland Loan Combination requires payment of interest only until the due date in March 2019 and thereafter, payments of principal and interest based on a 25-year amortization schedule. The scheduled maturity date of the Key Center Cleveland Loan Combination is the due date in February 2027. Voluntary prepayment of the Key Center Cleveland Loan Combination without payment of any prepayment premium is permitted on or after the due date in November 2026. Defeasance, in full, but not in part, of the Key Center Cleveland Loan Combination with direct, non-callable obligations of the United States of America or other obligations which are “government securities” is permitted under the Key Center Cleveland Loan documents at any time after the earlier of 42 months following origination of the Key Center Cleveland Loan Combination and the second anniversary of the securitization of the last portion of the Key Center Cleveland Loan Combination.

■	The Mortgaged Property, Market Overview and Competition. The Key Center Cleveland Property is located in downtown Cleveland, Ohio, within Cuyahoga County and consists of a 1,369,980 SF office building (“Key Tower”), a 400-room full service hotel (“Marriott Cleveland Downtown”), and a 985 space subterranean parking garage (“Key Center Parking Garage Component”). The Key Center Cleveland Property is located on three separate parcels over a 2.14-acre site at 127 Public Square in Cleveland, Ohio. The Key Center Cleveland Property takes up a full city block and is located between 2 arteries and 2 commercial corridors. The immediate area is urban in nature and has a mix of commercial uses, including retail, office and multifamily developments. Local transportation is provided by the Greater Cleveland Regional Transit Authority (“RTA”). There are several stops in the immediate vicinity located along East 9th Street and St. Clair Avenue. The Key Center Cleveland Property is located approximately 13.5 miles northeast of the Cleveland Hopkins International Airport.

Cleveland has a diversified economy with a large presence in education, technology, finance, biotechnology, and healthcare. The top five employers in the Cleveland area are Cleveland Clinic (34,000 employees), US Office of Personnel Management (15,095), University Hospitals (13,726), Giant Eagle (10,311), and Progressive Corporation (8,612). According to a third party report, the 2016 population within a 1-, 3-, and 5-mile radius of the Key Center Cleveland Property was 11,685, 75,091, and 239,627, respectively. According to a third party report, the 2016 average household income within a 1-, 3-, and 5-mile radius of the Key Center Cleveland Property was $65,299, $41,254, $39,712, respectively.

Key Tower

Key Tower was built in 1991 and contains 1,369,980 SF over 57 stories. Key Tower was designed by architect Cesar Pelli and is currently the tallest building in Ohio. The building provides views of Lake Erie, FirstEnergy Stadium, City Hall, and the Cleveland Skyline. Key Tower features a spacious and ornate lobby with four separate street entrances and access to the underground parking facilities between Key Tower and the Marriott Cleveland Downtown lobbies.

Key Tower is currently 92.9% leased to approximately 36 tenants and historical occupancy has averaged 90% since 2006. The largest tenant at Key Tower is KeyBank National Association (NYSE: KEY, Fitch / Moody’s / S&P: A- / Aa3 / A-) (“KeyBank”) who has been operating its headquarters there since 1992 and currently occupies 34.9% of the net rentable area (“NRA”). KeyBank is one of the largest bank-based financial services companies in the United States, with $136.5 billion in total assets as of year-end 2016.

KeyBank has reportedly invested approximately $24 million in its space since 2013. KeyBank’s lease expires in June 2030 and provides for three, five-year renewal options remaining as well as an option to contract its space up to 103,000 SF in three installments over a six-year period beginning in July 2020. KeyBank may elect to contract its premise by 44,000 SF any time after July 2020. Then, after three-year lockout periods, they may elect to contract its premise by another 44,000 SF and 15,000 SF, respectively. KeyBank must give 12 months’ notice prior to exercising

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: KEY CENTER CLEVELAND

each contraction option and pay a termination fee which will consist of unamortized tenant improvement and leasing commission costs as well as rent penalty.

Other large tenants in the building include law firms such as Squire Patton Boggs, Thompson Hine LLP and Baker Hostetler LLP as well as accounting and consulting firms such as Deloitte LLP and PricewaterhouseCoopers. The top five tenants by NRA have been at Key Tower on average approximately 18.3 years and have a weighted average remaining lease term of 12.6 years.

The following table presents certain information relating to historical leasing at Key Tower:

Historical Leased %(1)

	2013	2014	2015	As of 10/19/2016(2)
Owned Space	89.7%	86.4%	80.3%	92.9%

(1)	As provided by the borrower and which reflects average occupancy for the specified year as of December 31, unless otherwise indicated.

(2)	Based on underwritten rent roll dated October 19, 2016.

The following table presents certain information relating to the ten largest tenants at Key Tower:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
KeyBank	A- / Aa3 / A-	477,781	34.9%	$15,097,040	40.1%	$31.60	6/30/2030(4)	3, 5-year options
Squire Patton Boggs	NR / NR / NR	150,890	11.0	4,987,280	13.2	$33.05	4/30/2022(5)	2, 5-year options(6)
Forest City(7)	BB- / NR / NR	147,795	10.8	3,990,465	10.6	$27.00	3/31/2033	3, 5-year options
Thompson Hine LLP	NR / NR / NR	125,120	9.1	3,447,532	9.2	$27.55	9/30/2029(8)	(9)
Baker Hostetler LLP	NR / NR / NR	115,615	8.4	3,308,369	8.8	$28.62	10/31/2031	3, 5-year options
Millennia(10)	NR / NR / NR	45,360	3.3	1,247,400	3.3	$27.50	6/30/2032	2, 5-year options
Deloitte LLP	NR / NR / NR	41,718	3.0	1,220,252	3.2	$29.25	7/31/2024(11)	2, 5-year options
PricewaterhouseCoopers	NR / NR / NR	16,385	1.2	552,175	1.5	$33.70	3/31/2019	1, 5-year option
Amin, Turocy & Watson	NR / NR / NR	13,887	1.0	475,859	1.3	$34.27	11/30/2018	2, 5-year options
Ogletree	NR / NR / NR	14,589	1.1	417,778	1.1	$28.64	6/30/2025	2, 5-year options
Ten Largest Owned Tenants		1,149,140	83.9%	$34,744,149	92.3%	$30.23
Remaining Owned Tenants		123,595	9.0	2,912,016	7.7	$23.56
Vacant Spaces (Owned Space)		97,245	7.1	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		1,369,980	100.0%	$37,656,164	100.0%	$29.59

(1)	Based on the underwritten rent roll dated October 19, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent and UW Base Rent $ per SF include contractual rent increases through May 1, 2017 and the present value of rent steps for KeyBank and Jones Lang LaSalle GR.

(4)	KeyBank has an option to contract its space by 44,000 SF any time after July 2020. Then, after three-year lockout periods, they may contract its space by another 44,000 SF and 15,000 SF, respectively. KeyBank must provide 12 months’ notice for each contraction option as well as pay a termination fee which consists of unamortized tenant improvement and leasing commission costs as well as rent penalty.

(5)	Squire Patton Boggs has the option to reduce the size of its premises to no less than six full floors in Key Tower without a penalty at the time Squire Patton Boggs exercises the first renewal option, the second renewal option or the ten year renewal option. The six full floors must be contiguous and located either at the top or bottom of the stack of floors leased by Squire Patton Boggs at the time the tenant makes such election.

(6)	In lieu of 2, 5-year options, Squire Patton Boggs is permitted to exercise 1, 10-year extension option.

(7)	Forest City is not yet in occupancy or paying rent. Forest City is expected to commence paying rent no later than April 1, 2018. At the origination date, the borrower provided the lender a letter of credit in the amount of $4,655,546, in respect of gap rent for Forest City. Forest City has the one-time option to contract its space by no less than one-half and not more than one full floor on March 31, 2023 upon 12 months prior notice.

(8)	Thompson Hine LLP has a one-time right with 12-months’ notice to reduce a contiguous portion of its premises by at least one-half and not more than a full floor of either (i) any single, non-contiguous floor of the premises or (ii) the lower or highest full floor of any contiguous block of floors within Key Tower, as designed by Thompson Hine LLP, provided if such contraction is for less than a full floor, such contraction space has elevator lobby exposure and a marketable configuration as reasonably determined by the landlord, effective upon either October 1, 2023 or October 1, 2025.

(9)	Thompson Hine LLP has the option to extend the term of its lease for either one year until September 30, 2030 or five years until September 30, 2034. If Thompson Hine LLP exercises its option to extend for five years until September 30, 2034, Thompson Hine LLP will have an additional option to extend the term of its lease for one additional year until either September 30, 2035 or for five additional years until September 30, 2039.

(10)	Millennia is an affiliate of the borrower. Millennia is not yet in occupancy or paying rent and is expected to commence paying rent no later than July 1, 2017. At the origination date, the borrower provided the lender a letter of credit in the amount of $519,750, in respect of gap rent for Millennia.

(11)	Deloitte LLP has a one-time right, exercisable no later than April 30, 2018, to reduce a contiguous portion of its premises located on the lowest or highest of the contiguous portion of its premises including the 33rd and 34th floors of the building, effective on April 30, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at Key Tower, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,353	0.2%	0.2%	$97,237	0.3%	$29.00	1
2017	14,240	1.0	1.3%	574,472	1.5	$40.34	7
2018	35,869	2.6	3.9%	1,152,639	3.1	$32.13	6
2019	24,251	1.8	5.7%	784,222	2.1	$32.34	2
2020	356	0.0	5.7%	79,602	0.2	$223.59	2
2021	10,705	0.8	6.5%	292,071	0.8	$27.28	2
2022	167,787	12.2	18.7%	5,454,978	14.5	$32.51	3
2023	0	0.0	18.7%	0	0.0	$0.00	0
2024	46,451	3.4	22.1%	1,359,875	3.6	$29.28	2
2025	14,589	1.1	23.2%	417,778	1.1	$28.64	1
2026	0	0.0	23.2%	0	0.0	$0.00	0
2027	37,044	2.7	25.9%	349,785	0.9	$9.44	2
2028 & Thereafter	918,090	67.0	92.9%	27,093,506	71.9	$29.51	8
Vacant	97,245	7.1	100.0%	0	0.0	$$0.00	0
Total / Wtd. Avg.	1,369,980	100.0%		$37,656,164	100.0%	$29.59	36

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

Key Tower is located within the Cleveland CBD office submarket which has a total Class A office inventory of 10.9 million SF and a vacancy rate of 14.9% as of the third quarter of 2016. Over the past four quarters, the CBD Class A office market has experienced no growth of supply. There was also positive net absorption, decrease in vacancy rates and increase of asking rent in the marketplace. The appraiser identified five Class A properties located within the submarket that are the primary competitors of Key Tower. The properties range from 321,311 SF to 1,270,204 SF with occupancies ranging from 89.0% to 93.6% with a weighted average of 90.8%. Average asking rents range from $17.00 per SF to $35.00 per SF with a weighted average of $25.00 per SF on a modified gross basis. The appraiser concluded to a general vacancy rate of 7.0% for Key Tower.

The following table presents certain information relating to certain residential lease comparables provided in the appraisal for Key Tower:

Office Competitive Set(1)

	Key Tower	Ernst & Young Tower	200 Public Square	Fifth Third Center	One Cleveland Center	Skylight Office Center
Location	Cleveland, OH	Cleveland, OH	Cleveland, OH	Cleveland, OH	Cleveland, OH	Cleveland, OH
Distance from Subject	—	0.5 miles	0.1 miles	0.2 miles	0.4 miles	0.2 miles
Year Built	1991	2013	1985	1991	1983	1990
SF	1,369,980(2)	550,000	1,270,204	508,400	545,028	321,311
Occupancy %	92.9%(2)	93.6%	91.0%	89.7%	89.0%	90.0%
Average Asking Rent $/SF	$29.59(2)	$35.00	$20.00 – $27.00	$19.00 - $23.00	$22.00	$17.00 - $25.00

(1)	Source: Appraisal unless otherwise noted.

(2)	Based on underwritten rent roll dated October 19, 2016.

Key Center Parking Garage Component

The Key Center Parking Garage Component contains 985 spaces and is connected to the Key Tower lobby through a separate double elevator bank. The garage features security lighting, video surveillance, and security patrols throughout the day. Valet service is offered at the Marriott Cleveland Downtown entrance. The City of Cleveland owns the land beneath the parking lot and leases it to the borrower sponsor through 2059 with one 34-year extension through 2093 (“Parking Ground Lease”). The Parking Ground Lease requires that at least 45% of the parking spaces be reserved for transient parking and hotel guests, and the remainder of the parking spaces may be leased on a monthly basis. Minimum base rent paid to the city under the Parking Ground Lease is $60,000 per year provided that if the revenue exceeds certain breakpoints (based on the percentage of parking space leased on a monthly basis), percentage rent will also be payable. SP Plus Corporation manages the Key Center Parking Garage

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Component for a 3.0% fee of net revenue. The term of the parking management agreement is month-to-month with automatic renewals.

Marriott Cleveland Downtown

Marriott Cleveland Downtown is a 24-story, 400-room, full service lodging facility built in 1991. Amenities at the Marriott Cleveland Downtown include a sports bar (“Jake’s Lounge”) and a modern American restaurant (“David’s Restaurant”) and a 23,000 SF private health club which is for use by hotel guests as well as tenants at Key Tower (“Key Club”). Key Club features an indoor pool, sauna, and fitness room. The Marriott Cleveland Downtown also contains approximately 17,000 SF of meeting space, a ballroom, and a contemporary lobby lounge with TVs. Since 2010 the prior ownership has invested $6.3 million ($15,782/key) in capital expenditures, including over $4.6 million in guestroom upgrades. The Marriott Cleveland Downtown is slated to undergo $13.5 million in capital improvements which includes $3.2 million to update Key Club, $2.6 million to modernize the meeting rooms, $2.0 million to gut renovate David’s Restaurant and $1.4 million to upgrade the hotel lobby.

The Key Center Cleveland Property is within close proximity to the Gateway District and local sports venues, Progressive Field (home to Major League Baseball’s Cleveland Indians) and Quicken Loans Arena (home to the National Basketball Association’s Cleveland Cavaliers), both of which are less than one mile away. Playhouse Square, a not-for-profit performing arts center is located 0.7 miles away and is the largest performing arts center outside of New York and features over 1,000 annual events including Broadway shows, dance, concerts, and speakers. Cleveland State University (over 17,000 students) is located 1.0 miles from the Marriott Cleveland Downtown.

The approximate distribution of demand of the Marriott Cleveland Downtown is 41% group, 28% leisure, 27% commercial, and 4% extended-stay which generally mirrors that of the market. As of July 2016, top accounts at the Marriott Cleveland Downtown included KeyBank (4.2% of room nights), Greater Cleveland Sports Commissions (2.4%), Association of Healthcare Journal (1.3%), Ernst & Young (1.2%), and Deloitte LLP (1.1%).

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Cleveland Downtown and its competitive set, as provided in a third-party industry travel research report for the Marriott Cleveland Downtown:

Marriott Cleveland Downtown Historical Statistics(1)

	Marriott Cleveland Downtown			Competitive Set			Penetration

Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2014	65.8%	$159.58	$104.99	67.9%	$161.07	$109.31	96.9%	99.1%	96.0%
2015	70.2%	$159.52	$111.95	70.4%	$162.80	$114.68	99.6%	98.0%	97.6%
2016	66.2%	$162.44	$107.51	69.8%	$161.00	$112.33	94.9%	100.9%	95.7%

(1)	Source: industry travel research report.

Marriott Cleveland Downtown Competitive Set(1)

Property	Number of Rooms	Year Built
Marriott Cleveland Downtown	400	1991
Wyndham Cleveland at Playhouse Square	205	1995
Hyatt Regency Cleveland at The Arcade	293	2001
InterContinental Hotel Cleveland	295	2003
Total(2)	793

(1)	Source: industry travel research report.

(2)	Total excludes the Marriott Cleveland Downtown.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the 2015 demand analysis with respect to the Marriott Cleveland Downtown based on market segmentation, as provided in the appraisal for the Marriott Cleveland Downtown:

2015 Accommodated Room Night Demand(1)

Property	Commercial	Group	Leisure	Extended-Stay
Marriott Cleveland Downtown	27%	41%	28%	4%

(1)	Source: Appraisal.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Marriott Cleveland Downtown:

Marriott Cleveland Downtown Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten	Underwritten $ per Room
Room Revenue	$16,240,749	$15,328,051	$16,344,286	$15,738,880	$15,511,405	$38,779
Food & Beverage Revenue	6,570,035	6,684,994	6,900,689	6,359,302	5,996,176	14,990
Other Revenue(2)	944,523	880,565	807,358	825,681	584,993	1,462
Total Revenue	$23,755,307	$22,893,610	$24,052,333	$22,923,863	$22,092,574	$55,231

Room Expense	$4,304,027	$4,127,235	$4,491,676	$4,060,110	$4,032,965	$10,082
Food & Beverage Expense	4,861,458	4,876,676	5,101,971	4,744,258	4,437,170	11,093
Other Expense	955,052	809,103	818,316	736,237	584,993	1,462
Total Departmental Expense	$10,120,537	$9,813,014	$10,411,963	$9,540,605	$9,055,128	$22,638
Total Undistributed Expense	6,890,609	6,965,054	7,394,903	7,407,458	7,437,569	18,594
Total Fixed Charges	1,205,091	1,487,694	1,264,250	1,312,263	1,433,240	3,583
Total Operating Expenses	$18,216,237	$18,265,762	$19,071,116	$18,260,326	$17,925,937	$44,815

Net Operating Income	$5,539,070	$4,627,848	$4,981,217	$4,663,537	$4,166,637	$10,417
FF&E	1,181,285	1,138,580	1,197,413	1,141,811	1,104,629	2,762
Net Cash Flow	$4,357,785	$3,489,268	$3,783,804	$3,521,726	$3,062,008	$7,655

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue consists primarily of vending commissions, guest services, miscellaneous commissions, sales tax discounts, cancellation fees, and attrition fees.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Key Center Cleveland Property:

Key Center Cleveland Property Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten	Underwritten $ per SF / Room
Base Rent(2)	$32,510,214	$31,608,409	$29,936,738	$28,060,735	$35,952,962	$26.24	(3)
Contractual Rent Steps(4)	0	0	0	0	1,703,202	1.24	(3)
Gross Up Vacancy	0	0	0	0	2,745,589	2.00	(3)
Total Reimbursement Revenue	2,348,968	2,690,336	1,319,674	691,479	597,315	0.44	(3)
Hotel Revenue	23,755,307	22,893,610	24,052,333	22,923,863	22,092,574	55,231.44	(5)
Parking Revenue	4,208,945	3,784,318	3,804,773	4,014,186	3,953,056	12.37	(6)
Other Income	3,122,262	3,226,533	4,133,442	3,550,145	3,375,221	2.46	(3)
Vacancy & Credit Loss	0	0	0	0	(3,090,816)	(2.26	)(3)
Effective Gross Income	$65,945,696	$64,203,206	$63,246,960	$59,240,408	$67,329,103	$28.18	(7)

Real Estate Taxes	$7,328,456	$7,479,510	$7,521,235	$7,917,113	$7,557,705	$5.52	(3)
Insurance	222,847	213,688	203,536	178,137	205,793	0.15	(3)
Management Fee	1,175,941	1,116,060	1,066,322	967,260	1,357,096	0.99	(3)
Hotel Expenses	18,216,237	18,265,762	19,071,116	18,260,326	17,925,937	44,814.84	(5)
Parking Expenses	1,790,147	1,750,452	1,660,359	1,634,547	1,634,547	5.11	(6)
Parking Ground Rent	60,000	60,000	60,000	60,000	60,000	0.19	(6)
Other Operating Expenses	9,096,558	9,323,332	10,213,368	10,023,488	10,478,703	7.65	(3)
Total Operating Expenses	$37,890,186	$38,208,804	$39,795,936	$39,040,871	$39,219,781	$16.41	(7)

Net Operating Income	$28,055,510	$25,994,402	$23,451,024	$20,199,537	$28,109,322	$11.76	(7)
TI/LC	0	0	0	0	$1,326,153	0.97	(3)
Capital Expenditures	0	0	0	0	$351,405	0.26	(3)
Hotel FF&E	1,181,285	1,138,580	1,197,413	1,141,811	1,104,629	2,761.57	(5)
Net Cash Flow	$26,874,225	$24,855,822	$22,253,611	$19,057,726	$25,327,136	$10.60	(7)

Key Tower Occupancy(8)	89.7%	86.4%	80.3%	81.0%	92.9%
Marriott Cleveland Downtown Occupancy	71.6%	66.5%	70.9%	66.2%	65.0%
NOI Debt Yield	12.8%	11.8%	10.7%	9.2%	12.8%
NCF DSCR	1.69x	1.56x	1.40x	1.20x	1.59x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The decline in historical Base Rent was primarily due to KeyBank downsizing its space at Key Tower in an effort to reconfigure employee workspaces. The increase in Base Rent between Underwritten and 2016 was primarily due to newly executed leases with the Forest City and Millennia tenants. Forest City executed a lease for 147,795 SF resulting in an increase to the Underwritten Base Rent of $3,990,465 and Millennia executed a lease for 45,360 SF resulting in an increase to the Underwritten Base Rent of $1,247,400. Both the Forest City and Millennia tenants are not yet in occupancy and have rent commencement dates of no later than April 1, 2018 and July 1, 2017, respectively. The tenant improvement cost, leasing commission cost, and gap rent associated with these tenants were escrowed at loan origination.

(3)	Calculated based on the total square footage of Key Tower.

(4)	Includes contractual rent increases through May 1, 2017 and the present value of rent steps for investment grade tenants, Jones Lang LaSalle GR and KeyBank.

(5)	Calculated based on total rooms at the Marriott Downtown Cleveland.

(6)	Calculated based on the total square footage of the Key Center Parking Garage Component.

(7)	Calculated based on total square footage of the Key Center Cleveland Property.

(8)	Key Tower Occupancy is presented as of December 31 for the specified year unless otherwise noted. Underwritten Key Tower Occupancy is based on underwritten rent roll dated October 19, 2016. 2013 to 2016 figures represent the physical occupancy while the underwritten occupancy represents the economic occupancy.

■	Appraisal. According to the appraisal, the Key Center Cleveland Property has a “prospective value upon completion” of $362,000,000 as of December 1, 2017. The “prospective value upon completion” assumes completion of planned capital improvements to Key Tower and Marriott Cleveland Downtown. The “as is” value for the Key Center Cleveland Property is $304,100,000.

■	Environmental Matters. According to a Phase I environmental report, dated August 11, 2016, there are no recognized environmental conditions or recommendations for further action at the Key Center Cleveland Property other than a recommendation for an asbestos operations and maintenance plan, which is already in place and continual weekly monitoring of the UST.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrower. The borrower is 127 PS Fee Owner LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Key Center Cleveland Loan Combination. The non-recourse carve-out guarantors are Frank T. Sinito and his wife, Malisse J. Sinito, jointly and severally. Frank T. Sinito is the CEO and President of Millennia Companies which he founded in 1995. Millennia Companies own and manage over 200 multifamily communities totaling over 23,000 residential units across 22 states. The sponsorship includes a joint venture between Frank T. Sinito and Lubert Adler, an institutional real estate fund that has raised over 7 billion of capital and invested in over $17 billion of real estate assets. Frank T. Sinito and Lubert Adler own 38.6% controlling interest and 24.4% non-controlling, limited interest in the borrower, respectively.

■	Escrows. On the origination date of the Key Center Cleveland Loan Combination, the borrower funded escrow reserves of $1,540,363 for real estate taxes, $55,406 for insurance premiums, $20,262,985 for replacement reserve (1,991,429 of which is held by Marriott as property manager for the Marriott Cleveland Downtown), $64,625 for an immediate repair reserve, $24,069,759 for leasing reserve funds and new lease upfront deposits (of which $5,608,358 is held by a third party escrow agent and for which the borrower is not required to fund a reserve provided that certain conditions of the Key Center Cleveland Loan documents are satisfied) and $4,652,415 for estimated property improvement costs related to Marriott Cleveland Downtown. On the origination date, the borrower also provided two letters of credit in the aggregate amount of $5,175,296 to cover free rent associated with the Forest City and Millennia tenants. Provided that no event of default has occurred and subject to certain conditions being satisfied under the Key Center Cleveland Loan documents, the letters of credit may be reduced to reflect the burn-off of the respective tenant’s free rent period.

On each due date, the borrower is required to fund the following reserves with respect to the Key Center Cleveland Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then ensuing twelve month period, initially estimated to be $770,181; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, initially estimated to be $27,703; (iii) a replacement reserve in an amount of $29,284 which amount is capped at $1,757,065, (iv) a tenant improvement and leasing commission reserve in an amount of $110,513, and (v) a ground rent reserve in an amount of $5,000. The borrower is required to fund a monthly FF&E reserve unless (a) Marriott Corporation or an affiliate thereof is the hotel manager, (b) the borrower is required to reserve with the hotel manager an amount not less than the FF&E payment required under the Key Center Cleveland Loan documents, and (c) no event of default is continuing.

■	Lockbox and Cash Management. The Key Center Cleveland Loan Combination is structured with a hard lockbox which is already in place and require all tenants to pay their rents and all credit card companies under merchant agreements to pay receipts directly into such lockbox account. All checks and cash received from the hotel manager by the borrower or the property manager are required to be deposited into the lockbox account immediately upon receipt; provided that, so long as Marriott Corporation or its affiliate is the hotel manager, Marriott Corporation is only required to deposit net proceeds payable to the borrower into the lockbox. The funds on deposit in the lockbox account are required to be transferred daily to the cash management account under the control of the lender. On each due date, the Key Center Cleveland Loan documents require that all amounts on deposit in the cash management account will be applied to fund reserves and pay debt service (and mezzanine debt service), and (i) to the extent that a Key Center Cleveland Trigger Period (as defined below) has occurred and is continuing, remaining funds are transferred first, if a PIP reserve is then required under the Key Center Cleveland Loan documents, to the PIP reserve, and then into an excess cash flow account to be held by the lender as additional collateral and (ii) to the extent that no Key Center Cleveland Trigger Period exists, be disbursed to the borrower in accordance with related loan documents. Upon an event of default under the Key Center Cleveland Loan documents, the lender may apply the funds in the cash management account in such priority as it may determine.

A “Key Center Cleveland Trigger Period” shall mean a period (A) commencing upon the earliest of: (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio when including Key Center Cleveland Mezzanine Loan (as defined below) being less than (a) 1.05x through January 31, 2019 or (b) 1.10x at any time thereafter, (iii) the occurrence of a Key Center Cleveland Specified Tenant Trigger Period (as defined below) or (iv) the occurrence of a Hotel Management Trigger Period (as defined below), and (B) expiring upon: (i) with regard to any Key Center Cleveland Trigger Period commenced in connection with clause (A)(i) above, the cure (if applicable) of such event of default, (ii) with regard to any Key Center Cleveland Trigger Period commenced in connection with clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater (a) 1.10x for one calendar quarter through January 31, 2019 and (b) 1.15x for one calendar quarter thereafter, (iii) with regard to any Key Center Cleveland Trigger Period commenced in connection with clause (A)(iii) above, a Key Center Cleveland Specified

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Tenant Trigger Period ceasing to exist and (iv) with regard to any Key Center Cleveland Trigger Period commenced in connection with clause (A)(iv) above, a Hotel Management Trigger Period ceasing to exist.

A “Key Center Cleveland Specified Tenant” means, as applicable, (i) KeyBank, (ii) any other lessee(s) of more than 20,000 SF of the space occupied by KeyBank at origination (or any portion thereof), and (iii) any guarantor(s) of such lease.

A “Key Center Cleveland Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of: (i) any Key Center Cleveland Specified Tenant being in default under its lease beyond applicable grace and cure periods set forth therein, (ii) any Key Center Cleveland Specified Tenant failing to be in actual, physical possession of any portion of the applicable space in excess of 20,000 SF (except as a result of a qualified casualty event), (iii) any Key Center Cleveland Specified Tenant giving notice that it is terminating its lease for all or any portion of the space (or applicable portion thereof) (other than as a result of an exercise of a contraction option set forth in the lease at origination), (iv) any termination or cancellation of any Key Center Cleveland Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Key Center Cleveland Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of any Key Center Cleveland Specified Tenant, (vi) any Key Center Cleveland Specified Tenant failing to extend or renew its lease on or prior to the earlier to occur of (a) the date occurring one year prior to the expiration of the then applicable term of the applicable Key Center Cleveland Specified Tenant lease or (b) the renewal notice date (if any) set forth in the applicable Key Center Cleveland Specified Tenant lease for a term of at least five years, (vii) any Key Center Cleveland Specified Tenant ceasing to maintain for at least one calendar quarter a long-term unsecured debt rating of at least “BBB-” from S&P and an equivalent rating from each of the other rating agencies which rate such entity, and (viii) any termination or cancellation of the Key Center Cleveland Specified Tenant lease to any portion (but less than all) of the Key Center Cleveland Specified Tenant space; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes a duly executed estoppel certificate from the applicable Key Center Cleveland Specified Tenant in form and substance acceptable to the lender) of: (i) the satisfaction of the Key Center Cleveland Specified Tenant Cure Conditions (as defined below) or (ii) the borrower leasing the entire Key Center Cleveland Specified Tenant space (or applicable portion thereof that was partially terminated) in accordance with the applicable terms and conditions of the Key Center Cleveland Loan documents, the applicable tenant under such lease being in actual, physical occupancy of the space demised under its lease and paying the full amount of the rent due under its lease and the borrower depositing into the leasing reserve account funds (which, to the extent that the excess cash flow account contains sufficient funds therefor, shall be transferred from the excess cash flow account to the leasing reserve account) sufficient to pay any leasing costs as reasonably expected to be incurred by the borrower in connection with re-leasing the applicable Key Center Cleveland Specified Tenant space applicable to the Key Center Cleveland Specified Tenant space.

“Key Center Cleveland Specified Tenant Cure Conditions” means the receipt by the lender of evidence reasonably satisfactory to the lender of the following, as applicable: (i) the applicable Key Center Cleveland Specified Tenant has cured all defaults under the applicable Key Center Cleveland Specified Tenant lease, (ii) the applicable Key Center Cleveland Specified Tenant is in actual, physical possession of the Key Center Cleveland Specified Tenant space (or applicable portion thereof) and the applicable Key Center Cleveland Specified Tenant is paying full, unabated rent under the applicable Key Center Cleveland Specified Tenant lease, (iii) the applicable Key Center Cleveland Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Key Center Cleveland Specified Tenant lease and has re-affirmed the applicable Key Center Cleveland Specified Tenant lease as being in full force and effect, (iv) in the event the Key Center Cleveland Specified Tenant Trigger Period is due to the applicable Key Center Cleveland Specified Tenant’s failure to extend or renew the applicable Key Center Cleveland Specified Tenant lease in accordance with clause (A)(vi) of the definition of Key Center Cleveland Specified Tenant Trigger Period, the applicable Key Center Cleveland Specified Tenant has renewed or extended the applicable Key Center Cleveland Specified Tenant lease in accordance with the terms of the Key Center Cleveland Loan documents for a term of at least five years, (v) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Key Center Cleveland Specified Tenant and/or the applicable Key Center Cleveland Specified Tenant lease, the applicable Key Center Cleveland Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Key Center Cleveland Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (vi) in the event the Key Center Cleveland Specified Tenant Trigger Period is due to clause (vii) of Key Center Cleveland Specified Tenant Trigger Period, the applicable Key Center Cleveland Specified Tenant with respect to which such trigger occurred satisfies the credit requirements, and (vii) in the event the Key Center Cleveland Specified Tenant Trigger Period is due to the borrower having deposited or cause to be deposited into the reserve account, an amount equal to $50 per SF terminated.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Hotel Management Trigger Period” shall mean a period: (A) commencing upon the first to occur of: (i) the occurrence of a default by the borrower or hotel manager under the hotel management agreement, which default continues beyond any applicable grace or cure period, (ii) the borrower or hotel manager giving notice that it is terminating the hotel management agreement or hotel manager failing to renew the hotel management agreement not later than December 31, 2020, (iii) a Property Improvement Plan (“PIP”) being required in connection with any hotel management agreement (including, but not limited to, as a result of the exercise of hotel manager’s rights pursuant to the hotel management agreement to require, from time to time, a PIP), (iv) any notice of termination, non-renewal or cancellation of the hotel management agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the hotel management agreement failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of hotel manager, (vi) the hotel failing to be operated, “flagged” and/or branded pursuant to the hotel management agreement, and (vii) any permits required pursuant to the hotel management agreement ceasing to be in full force in effect; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes, without limitation, a duly executed estoppel certificate from the hotel manager in form and substance reasonably acceptable to the lender) of: (1) the satisfaction of the Hotel Management Cure Conditions (as defined below), and (2) the branding, “flagging” and operation of the hotel pursuant to a hotel management agreement entered into in accordance with the terms of the Key Center Cleveland Loan documents (which agreement is in full force and effect with no defaults thereunder) and the deposit into a PIP reserve account of an amount equal to any required PIP deposit (if any).

“Hotel Management Cure Conditions” shall mean each of the following, as applicable: (i) all defaults have been cured under the hotel management agreement to the satisfaction of the non-defaulting party, (ii) the borrower and the applicable hotel manager have re-affirmed in writing the hotel management agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable hotel manager and/or hotel management agreement, such hotel manager is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such hotel management agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the hotel continues to be operated, “flagged” and branded pursuant to the hotel management agreement, (v) all permits applicable to the related hotel management agreement are in full force and effect, and (vi) any required PIP reserve has been deposited.

■	Property Management. The portion of the Key Center Cleveland Property identified as Key Tower is currently managed by Millennia Housing Management, Ltd. and Jacobs Real Estate Services LLC, an affiliate of the borrower, pursuant to a management agreement. The Key Center Parking Garage Component is managed by SP Plus Corporation pursuant to a management agreement. The Key Center Cleveland Loan documents provide that the lender may, or may require the borrower to, replace the property manager with a property manager which is not an affiliate of the borrower, but may be chosen by the borrower and approved by the lender (i) upon the occurrence of an event of default; (ii) if the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) if property manager becomes involved in any voluntary insolvency or bankruptcy proceeding or any involuntary insolvency or bankruptcy action not dismissed within 90 days and/or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds. The borrower is permitted to replace the manager provided that (a) no event of default is continuing, (b) the lender receives 30 days’ notice, (c) the replacement does not result in any termination right, right of first refusal, or similar right or fee, (d) the replacement manager is an affiliate of Lubert Adler (so long as Lubert Adler owns an interest in the borrower or is approved by the lender in writing (which approval may be conditioned upon receipt of a ratings agency confirmation) and (e) if the replacement manager is affiliated, delivery of a new non-consolidation opinion.

The Marriott Cleveland Downtown is brand-managed by Marriott Hotel Services, Inc. under an agreement which will be expiring in 2021 with three, 10-year renewal periods. The hotel management agreement may be terminated by the borrower if the average operating profit does not equal or exceed $3.3 million for any three consecutive fiscal years.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the funding of the Key Center Cleveland Loan Combination, ACREFI Mortgage Lending, LLC funded a mezzanine loan in the amount of $42,500,000 (the “Key Center Cleveland Mezzanine Loan”) to 127 PS MEZZ BORROWER LLC, as mezzanine borrower, which is the direct owner of 100.0% of the limited liability company interests in the borrower. The Key Center Cleveland Mezzanine Loan is secured by a pledge of the mezzanine borrower’s 100% limited liability company interests in the borrower. The Key Center Cleveland Mezzanine Loan carries an interest rate of 12.75000% per annum and is co-terminus with the Key Center Cleveland Loan Combination. The Key Center Cleveland Mezzanine Loan is subject to an intercreditor agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Key Center Cleveland Property, plus 18 months of business interruption coverage in an amount equal to 100% of the projected gross income from the Key Center Cleveland Property for a period continuing until the restoration of the Key Center Cleveland Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Scripps Center
312 Walnut Street
Cincinnati, OH 45202
Cincinnati
OVER-THE-RHINE
CENTRAL BUSINESS DISTRICT
PENDLETON
Cincinnati Music Hall
Washington Park
Laurel Recreation Area
Jack Cincinnati Casino
The Public Library
Center for the Arts
The Cincinnatian Hotel
Contemporary Arts Center
Millennium Hotel
Duke Energy Convention Center
Fountain Square
Procter & Gamble
Hyatt Regency
Hilton
Taft Theatre
400 Broadway
Great American Insurance Group
312 Elm
National Underground Railroad Freedom Center
Paul Brown Stadium
Great American Ball Park
U.S. Bank Arena
Smale Riverfront Park
Ohio River
C W BAILEY BRIDGE
JOHN A. ROEBLING BRIDGE
TAYLOR SOUTHGATE BRIDGE
W LIBERTY ST
W 15TH ST
W 14TH ST
GRANT ST
W 12TH ST
W CENTRAL PKWY
E CENTRAL PKWY
W COURT ST
W 9TH ST
E 9TH ST
W 8TH ST
E 8TH ST
W 7TH ST
E 7TH ST
W 6TH ST
E 6TH ST
W 5TH ST
E 5TH ST
W 4TH ST
E 4TH ST
W 3RD ST
E 3RD ST
SECOND ST W
W FREEDOM WAY
CENTRAL AVE
PLUM ST
ELM ST
RACE ST
VINE ST
WALNUT ST
MAIN ST
SYCAMORE ST
BROADWAY ST
West Chester
Sharonville
Loveland
Kenwood
OHIO
Norwood
Cincinnati
CSXI-BUCKEYE RAIL TERMINAL
CSXI-CINCINNATI RAIL TERMINAL
NS-CINCINNATI RAIL TERMINAL
CINCINNATI MUNICIPAL AIRPORT
CINCINNATI NORTHERN KY INTERNATIONAL AIRPORT
Florence
KENTUCKY
MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	PCC
Location (City/State)	Cincinnati, Ohio	Cut-off Date Balance(2)	$50,000,000
Property Type	Office	Cut-off Date Balance per SF(1)	$133.77
Size (SF)	538,243	Percentage of Initial Pool Balance	4.9%
Total Occupancy as of 2/1/2017	93.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2017	93.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989 / 2013-2015	Mortgage Rate	4.66000%
Appraised Value	$98,000,000	Original Term to Maturity (Months)	120
Appraisal Date	12/15/2016	Original Amortization Term (Months)	360
Borrower Sponsor	Neal H. Mayerson	Original Interest Only Term (Months)	24
Property Management	The Mayerson Company	First Payment Date	3/1/2017
Maturity Date	2/1/2027

Underwritten Revenues	$13,210,971
Underwritten Expenses	$6,471,316	Escrows
Underwritten Net Operating Income (NOI)	$6,739,655	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,297,729	Taxes	$392,500	$196,250
Cut-off Date LTV Ratio(1)	73.5%	Insurance	$93,351	$9,736
Maturity Date LTV Ratio(1)	63.0%	Replacement Reserve(3)	$1,300,000	$0
DSCR Based on Underwritten NOI / NCF(1)	1.51x / 1.41x	TI/LC(4)	$3,700,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.4% /8.7%	Other(5)	$1,633,783	$0

Sources and Uses(6)
Sources	$	%	Uses	$	%
Loan Combination Amount	$72,000,000	100.0%	Loan Payoff	$58,673,555	81.5%
Reserves	7,119,634	9.9
Closing Costs	564,517	0.8
Principal Equity Distribution	5,642,295	7.8
Total Sources	$72,000,000	100.0%	Total Uses	$72,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Scripps Center Loan Combination (as defined below).

(2)	The Scripps Center Loan (as defined below) has a Cut-off Date Balance of $50,000,000 and represents the controlling note A-1 of the $72,000,000 Scripps Center Loan Combination, which is evidenced by two pari passu notes. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-Off Date of $22,000,000, is currently held by Principal Commercial Capital, and is expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(3)	The Replacement Reserve is for future capital improvements. If the Replacement Reserve balance falls below the replacement reserve cap of $324,000 (the “Replacement Reserve Cap”), the borrower is required to deposit $9,000 monthly until the funds on deposit in the Replacement Reserve account are equal to or greater than the Replacement Reserve Cap. Provided no event of default exists and the balance exceeds the Replacement Reserve Cap, the borrower has the right to transfer funds in excess of the Replacement Reserve Cap to the TI/LC reserve. See “—Escrows” below.

(4)	If the TI/LC reserve falls below the TI/LC reserve cap of $1,620,000 (the “TI/LC Reserve Cap”) the borrower is required to deposit $45,000 monthly until the funds on deposit in the TI/LC account are equal to or greater than the TI/LC Reserve Cap (which cap is subject to increase to $2,600,000 upon an E.W. Scripps Cash Sweep Trigger Event (as defined below)). See “—Escrows” below.

(5)	The Upfront Other reserve includes $1,292,241 in outstanding tenant improvements and leasing commissions and $341,542 in outstanding free rent. See “—Escrows” below.

(6)	Based on the aggregate original principal balance of the Scripps Center Loan Combination.

■	The Mortgage Loan. The mortgage loan (the “Scripps Center Loan”) is part of a loan combination (the “Scripps Center Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 538,243 SF office building located in Cincinnati, Ohio (the “Scripps Center Property”). The Scripps Center Loan, which is evidenced by the controlling note A-1, has an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.9% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2, which has an original principal balance of $22,000,000, has an outstanding principal balance as of the Cut-off Date of $22,000,000, is currently held by Principal Commercial Capital, and is expected to be contributed to one or more future commercial mortgage securitization transactions. The Scripps Center Loan Combination, which accrues interest at an interest rate of 4.66000% per annum, was originated by Principal Commercial Capital on February 1, 2017, had an original principal balance of $72,000,000 and has an outstanding principal balance as of the Cut-off Date of $72,000,000. The proceeds of the Scripps Center Loan Combination were primarily used to refinance the Scripps Center Property, fund reserves, pay origination costs and return a portion of equity to the borrower.

The Scripps Center Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Scripps Center Loan Combination requires monthly payments of interest only through the due date in February 2019, after which it requires monthly payments of interest and principal sufficient to amortize the Scripps Center Loan Combination over a 30-year amortization schedule. The scheduled maturity date of the Scripps Center Loan Combination is the due date in February 2027. At any time after the earlier of 48 months following the first due date under the Scripps Center Loan Combination and the 25th due date following the securitization of the last portion of the Scripps Center Loan Combination, the Scripps Center Loan Combination may either be (i) provided no event of default has occurred and is continuing under the Scripps Center Loan documents, defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Scripps Center Loan documents or (ii) prepaid in full, provided the applicable prepayment is accompanied by payment of the greater of 1.0% of the amount prepaid or a yield maintenance

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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premium (as described in the Scripps Center Loan documents). Voluntary prepayment of the Scripps Center Loan Combination in full without payment of any yield maintenance or any other prepayment premium is permitted on or after the due date in November 2026.

■	The Mortgaged Property. The Scripps Center Property is comprised of a 538,243 SF, Class A office building located in the Cincinnati, Ohio central business district (“CBD”). The Scripps Center Property, which is set on a 0.72 acre site, was constructed in 1989. The Scripps Center Property includes a 35-story office building that was the first Class A building on the Cincinnati riverfront. The floor plates of the office building range from 17,000 SF to 24,000 SF. The improvements include a 618-space parking garage that is on eight levels in the lower portion of the building and is leased to a parking operator, Central Parking System of Ohio, Inc., through December 2020. Building amenities include on-site parking, conference center, fitness center, full-service hair salon, day care center, 24/7 building access and security, on-site management and a full service concierge offering travel reservations, errand running, and vehicle, entertainment, retail and dining services. From 2013-2015, the borrower spent approximately $1,600,000 on capital improvements to the Scripps Center Property.

As of February 1, 2017, the Scripps Center Property was approximately 93.1% leased by 46 tenants. The Scripps Center Property serves as the headquarters of E.W. Scripps Company, which is the largest tenant, occupying 15.5% of the net rentable area, and has been located at the Scripps Center Property since 1992. E.W. Scripps Company (NYSE: SSP) was founded in 1878 and serves audiences and businesses through a portfolio of television, radio, and digital media brands. No other tenant represents more than 10.0% of the net rentable area.

The following table presents certain information relating to the major tenants at the Scripps Center Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA(3)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
E.W. Scripps Company(4) (5)	NR / Ba2 / BB	83,159	15.5%	$1,137,247	15.9%	$13.68	1/31/2024	2, 5-year options
Thompson Hine LLP(6)	NR / NR / NR	53,066	9.9	928,655	13.0	$17.50	12/31/2020	2, 5-year options
Ernst & Young U.S. LLP	NR / NR / NR	32,638	6.1	539,364	7.6	$16.53	8/31/2019	2, 5-year options
Graydon Head & Ritchey(7)	NR / NR / NR	38,508	7.2	494,443	6.9	$12.84	6/30/2032	2, 5-year options
Office Key(8)	NR / NR / NR	23,939	4.4	347,115	4.9	$14.50	12/31/2021	1, 5-year option
Baker & Hostetler, LLP	NR / NR / NR	19,104	3.5	292,352	4.1	$15.30	11/30/2024	NA
UBS Financial Services	NR / NR / NR	15,266	2.8	219,220	3.1	$14.36	1/31/2024	2, 5-year option
JJB Hilliard WLL Lyons Trust(5)	NR / NR / NR	9,636	1.8	209,487	2.9	$21.74	2/05/2021	1, 5-year option
Merrill Lynch, Pierce, Fenner	A+ / NR / A+	14,707	2.7	193,103	2.7	$13.13	1/31/2020	1, 5-year option
Chubb Insurance Company	NR / Aa3 / AA	12,684	2.4	187,343	2.6	$14.77	7/31/2019	NA
Ten Largest Owned Tenants		302,707	56.2%	$4,548,328	63.7%	$15.03
Remaining Owned Tenants(9)		198,255	36.8	2,589,809	36.3	$13.06
Vacant Spaces (Owned Space)		37,281	6.9	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		538,243	100.0%	$7,138,137	100.0%	$14.25

(1)	Based on the underwritten rent roll dated February 1, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	There is a parking structure totaling 241,362 SF on floors two through nine of the Scripps Center Property. This SF is not included in the Tenant GLA.

(4)	The E.W. Scripps Company lease includes 9,044 SF of buy-out space (the “Scripps Buy-Out Space”) on the 26th floor and 74,115 SF of standard office space (the “Scripps Standard Office Space”) on the 26th through 29th floors. The Scripps Buy-Out Space was surrendered by E.W. Scripps Company in 2013; however, E.W. Scripps Company continued to occupy the Scripps Buy-Out Space at a lower rent. E.W. Scripps Company currently pays $6.80 per SF for the Scripps Buy-Out Space and $14.51 per SF for the Scripps Standard Office Space. E.W. Scripps Company must give notice by June 30, 2017 if E.W. Scripps Company wants to reincorporate the Scripps Buy-Out Space into the standard office lease and if elected, the rent is required to be the same per SF as that of the Scripps Standard Office Space, subject to certain free rent periods and offsets, and the term will expire concurrently with the Scripps Standard Office Space on January 31, 2024. E.W. Scripps Company is currently utilizing all of the Scripps Buy-Out Space. If E.W. Scripps Company does not elect to reincorporate the Scripps Buy-Out Space, its lease of the Scripps Buy-Out Space will terminate on January 1, 2018.

(5)	The UW Base Rent and UW Base Rent $ per SF for JJB Hilliard WLL Lyons Trust and the Scripps Buy-Out Space is on a gross basis and the remaining nine largest tenants are on a net basis.

(6)	Thompson Hine LLP has the option to terminate its lease effective December 31, 2018 if Thompson Hine LLP has or will cease operation of its business in the Cincinnati, Ohio area provided Thompson Hine LLP provides twelve months’ notice and pays a termination fee equal to $710,771.

(7)	Graydon Head & Ritchey is in full occupancy of its space but is not required to commence paying rent until July 1, 2017.

(8)	Office Key has the one-time option to reduce its space from 23,939 SF to 17,412 SF effective on April 30, 2018 by giving notice before July 30, 2017 without payment of a termination fee.

(9)	The Remaining Owned Tenants category includes, among other tenants, 312 Fitness LLC totaling 5,079 SF and the 10th Floor Conference Center totaling 3,611 SF. While these are amenities for the building only with no attributable lease income, the SF is included as part of the % of Owned GLA calculation.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at the Scripps Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	17,995	3.3	3.3%	242,999	3.4	$13.50	2
2018	17,736	3.3	6.6%	282,144	4.0	$15.91	5
2019	79,790	14.8	21.5%	1,214,846	17.0	$15.23	11
2020	77,490	14.4	35.9%	1,258,926	17.6	$16.25	4
2021	49,960	9.3	45.1%	728,655	10.2	$14.58	7
2022	19,847	3.7	48.8%	246,745	3.5	$12.43	5
2023	13,618	2.5	51.4%	203,493	2.9	$14.94	2
2024	117,529	21.8	73.2%	1,648,818	23.1	$14.03	3
2025	25,499	4.7	77.9%	334,504	4.7	$13.12	2
2026	39,379	7.3	85.2%	482,565	6.8	$12.25	3
2027	0	0.0	85.2%	0	0.0	$0.00	0
2028 & Thereafter	42,119	7.8	93.1%	494,443	6.9	$11.74	2
Vacant	37,281	6.9	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	538,243	100.0%		$7,138,137	100.0%	$14.25	46

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and which are not reflected in the Lease Expiration Schedule.

(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the Scripps Center Property:

Historical Leased %(1)

	2013	2014	2015	2016	As of 2/1/2017(2)
Owned Space	83.7%	85.7%	87.7%	92.2%	93.1%

(1)	As provided by the borrower which reflects average occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated February 1, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Scripps Center Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 12/31/2016	Underwritten	Underwritten $ per SF
Base Rent(2)	$6,554,600	$5,825,098	$6,762,041	$5,979,262	$7,061,729	$13.12
Contractual Rent Steps(3)	0	0	0	0	76,408	0.14
Potential Income from Vacant Space	0	0	0	0	540,575	1.00
Total Rent	$6,554,600	$5,825,098	$6,762,041	$5,979,262	$7,678,711	$14.27
Reimbursements	4,191,030	4,448,055	4,430,718	4,437,361	5,280,698	9.81
Other Income(4)	1,499,834	1,512,288	1,494,799	1,526,112	1,547,503	2.88
Vacancy, Credit Loss & Concessions	0	0	0	0	(1,295,941)	(2.41)
Effective Gross Income	$12,245,464	$11,785,441	$12,687,558	$11,942,735	$13,210,971	$24.54

Real Estate Taxes(5)	$2,132,566	$2,087,851	$2,085,682	$2,080,379	$2,229,385	$4.14
Insurance	103,551	104,897	105,044	104,941	106,211	0.20
Management Fee	421,705	423,319	447,929	488,678	528,439	0.98
Other Expenses	3,529,955	3,618,986	3,603,170	3,495,815	3,607,281	6.70
Total Operating Expenses	$6,187,777	$6,235,053	$6,241,825	$6,169,813	$6,471,316	$12.02

Net Operating Income	$6,057,687	$5,550,388	$6,445,733	$5,772,922	$6,739,655	$12.52
TI/LC(6)	0	0	0	0	437,365	0.81
Replacement Reserves(7)	0	0	0	0	4,561	0.01
Net Cash Flow	$6,057,687	$5,550,388	$6,445,733	$5,772,922	$6,297,729	$11.70

Occupancy	83.7%	85.7%	87.7%	92.2%	93.1%
NOI Debt Yield	8.4%	7.7%	9.0%	8.0%	9.4%
NCF DSCR	1.36x	1.24x	1.45x	1.29x	1.41x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is higher than historical base rent including TTM 12/31/2016 due to seven new leases or lease extensions that are currently in a free rent period or were in a free rent period during all or a portion of the TTM period. The largest of these is the new lease with Graydon Head & Ritchey, the third largest tenant based on net rentable area, which is not required to commence paying rent until July 1, 2017. The lender escrowed for all currently effective contractual lease abatements at origination.

(3)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through October 1, 2017.

(4)	Other Income includes conference room rental, garage elevator income, storage income, ATM income, communications income and parking garage income. The parking garage income accounts for $1,497,816 of the other income which includes $1,400,000 of rental income plus percentage rents (60% of sales over $1,650,000 per year) pursuant to the lease with Central Parking System of Ohio, Inc.

(5)	The Scripps Center Property is part of a designated tax increment financing (“TIF”) district. The TIF agreement for the Scripps Center Property was part of a development agreement that commenced in January 1990 and expires in January 2020. The borrower is required to pay semiannual service payments to the City of Cincinnati which are equal to the real estate taxes that the borrower would otherwise be required to pay to the county. Upon expiration, there is no expected increase to the real estate taxes solely as a result of the expiration. The primary difference is anticipated to be that real estate taxes will be paid to the county rather than the city.

(6)	Underwritten TI/LC takes into account the $3,700,000 upfront escrow for future TI/LC obligations.

(7)	Underwritten Replacement Reserves take into account the $1,300,000 upfront escrow for future capital improvements.

■	Appraisal. According to the appraisal, the Scripps Center Property had an “as-is” appraised value of $98,000,000 as of December 15, 2016. The appraiser valued the property based on the two approaches below and gave equal weight to both approaches to determine the “as-is” appraised value of the Scripps Center Property.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$97,900,000	NA	7.25%
Discounted Cash Flow Approach	$98,100,000	8.50%	7.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on the Phase I environmental report dated December 16, 2016, there were no recognized environmental conditions related to the Scripps Center Property.

■	Market Overview and Competition. The Scripps Center Property is located on the northeast quadrant of Walnut Street and 3rd Street within the Cincinnati CBD. This location is less than one mile west of the I-71/US 50 interchange. The Scripps Center Property is located just north of the mixed use development known as The Banks and two blocks southeast of Fountain Square. It is also located on the new StreetCar line. It is within walking distance of Great American Ballpark (Cincinnati Reds), Paul Brown Stadium (Cincinnati Bengals), U.S. Bank Arena, Fountain Square, The Banks development, and some of the area’s Fortune 500 companies’ headquarters.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Per the appraisal, the Scripps Center Property is part of the Cincinnati Office Market and the Cincinnati City office submarket. As of the third quarter of 2016, the Cincinnati Office Market consisted of approximately 97.6 million SF with a 10.1% vacancy rate and triple net asking rents of $16.08 per SF. The Cincinnati City office submarket consists of approximately 39.6 million SF with a 10.1% vacancy rate and triple net asking rents of $17.16 per SF.

The following table presents certain information relating to the primary competition for the Scripps Center Property:

Scripps Center Property Competitive Set(1)

	Scripps Center Property	Atrium Two	First Financial Center	Omnicare Center
Year Built	1989	1984	1991	1981
SF	538,243(2)	653,604	525,036	568,052
Total Occupancy	93.1%(2)	94.0%	87.8%	87.5%
Asking Rent	$6.80-$24.67(2)(3)	$10.50-$15.50	$10.00-$17.00	$5.31-$34.66

	PNC Center	US Bank Building
Year Built	1979	1981
SF	501,024	562,000
Total Occupancy	82.2%	88.9%
Asking Rent	$11.50-$13.50	$18.00-$21.50

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated February 1, 2017.

(3)	The $6.80 per SF asking rent at the Scripps Center Property represents a temporary rent reduction for the Scripps Buy-Out Space (1.7% of the net rentable area). Average in-place rent at the Scripps Center Property is $14.25 per SF.

■	The Borrower. The borrower is 312 Walnut, LLC, a newly formed special purpose Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Scripps Center Loan Combination. The non-recourse carveout guarantor for the Scripps Center Loan Combination is Neal H. Mayerson. Mr. Mayerson is president of the Mayerson Company which was founded in 1949 by Mr. Mayerson’s late father, Manuel D. Mayerson.

■	Escrows. In connection with the origination of the Scripps Center Loan Combination, the borrower funded reserves of (i) $392,500 for real estate taxes; (ii) $93,351 for insurance; (iii) $1,300,000 for replacement reserves; (iv) $3,700,000 for tenant improvements and leasing commissions; (v) $1,292,241 for outstanding tenant improvements and leasing commissions obligations with respect to eleven tenants and (vi) $341,542 for outstanding free rent with respect to six tenants.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Scripps Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (initially $196,250), (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period (initially $9,736), provided that the monthly insurance reserve deposit is waived if the borrower is maintaining blanket insurance policies in accordance with the Scripps Center Loan documents, (iii) a $9,000 monthly replacement reserve if the replacement reserve falls below the Replacement Reserve Cap; and (iv) a $45,000 monthly tenant improvements and leasing commissions reserve if the tenant improvements and leasing commissions reserve falls below the TI/LC Reserve Cap, which said cap increases to $2,600,000 upon the occurrence of an E.W. Scripps Cash Sweep Trigger Event (as defined below) and continues until an E.W. Scripps Cash Sweep Cure (as defined below) occurs. Provided no event of default exists under the Scripps Center Loan Combination and the balance of the replacement reserve exceeds the Replacement Reserve Cap, the borrower has the right to transfer funds in excess of the Replacement Reserve Cap to the tenant improvements and leasing commissions reserve (but not vice versa).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Scripps Center Loan Combination is structured with a hard lockbox with springing cash management. The Scripps Center Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the Scripps Center Property be deposited into such lockbox account within two business days following receipt. Prior to the occurrence of a Scripps Center Cash Sweep Trigger Event (as defined below) and after the occurrence of a Scripps Center Cash Sweep Cure (as defined below), all funds in the lockbox account are swept into the borrower’s operating account. Following the occurrence of a Scripps Center Cash Sweep Trigger Event and until the occurrence of a Scripps Center Cash Sweep Cure, all cash flow is required to be swept from the lockbox account into a lender-controlled cash management account and applied in accordance with the Scripps Center Loan documents, and excess cash is required to be swept and held as additional collateral for the Scripps Center Loan Combination.

A “Scripps Center Cash Sweep Trigger Event” means the occurrence of any one or more of the following as determined by the lender in its sole discretion: (a) an event of default under the Scripps Center Loan documents; (b) the debt service coverage ratio being less than 1.15x based upon amortizing debt service; (c) an E.W. Scripps Cash Sweep Trigger Event (as defined below); or (d) if a mezzanine loan is made, an event of default under any of the mezzanine loan documents.

A “Scripps Center Cash Sweep Cure” means the following, as determined by the lender in its sole discretion: (i) with respect to a Scripps Center Cash Sweep Trigger Event described in clause (a) above, upon the waiver by the lender of, or cure accepted by the lender of, such event of default; (ii) with respect to a Scripps Center Cash Sweep Trigger Event described in clause (b) of the definition thereof, the Scripps Center Property maintaining an amortizing debt service coverage ratio of greater than 1.20x for two consecutive calendar quarters determined by the lender as of the last day of each calendar quarter for such quarter; (iii) with respect to a Scripps Center Cash Sweep Trigger Event described in clause (c) of the definition thereof, the occurrence of an E.W. Scripps Cash Sweep Cure (as defined below); or (iv) with respect to a Scripps Center Cash Sweep Trigger Event described in clause (d) of the definition thereof, the specific waiver in writing by the mezzanine lender of the related event of default under the mezzanine loan documents (or if applicable, confirmation in writing from the mezzanine lender that such event of default has been cured to its satisfaction).

An “E.W. Scripps Cash Sweep Trigger Event” means, as determined by lender in its sole discretion; (1) funds in the general TI/LC reserve equal less than $2,600,000 and (2) the occurrence of any one or more of the following: (a) E.W. Scripps Company ceases to operate its business in all or a majority of the space under the E.W. Scripps Company lease, excluding the Scripps Buy-Out Space; (b) E.W. Scripps Company files voluntary or involuntary bankruptcy or insolvency proceedings or any person (other than the lender) files an involuntary bankruptcy or insolvency proceeding against E.W. Scripps Company; (c) E.W. Scripps Company provides notice to the borrower of its intent to implement an early termination of the E.W. Scripps Company lease; (d) a default by E.W. Scripps Company occurs under the E.W. Scripps Company lease, beyond any applicable notice and cure periods; or (e) E.W. Scripps Company has not renewed the E.W. Scripps Company lease (excluding the Scripps Buy-Out Space) at market terms acceptable to the lender at least 12 months prior to the then-current expiration date of the E.W. Scripps Company lease.

An “E.W. Scripps Cash Sweep Cure” means the following, as determined by the lender in its sole discretion either (1) funds in the general TI/LC reserve equal or exceed $2,600,000 or (2) the occurrence of the applicable cure event as follows: (i) with respect to an E.W. Scripps Cash Sweep Trigger Event described in clause (a) above, then the earlier of the following: (A) E.W. Scripps Company has notified the borrower in writing that E.W. Scripps Company has rescinded its notice to “go dark,” and (B) E.W. Scripps Company has resumed operations in the space occupied by E.W. Scripps Company and has continuously remained in occupancy and open for no less than 60 consecutive days; (ii) with respect to an E.W. Scripps Cash Sweep Trigger Event described in clause (b) above, E.W. Scripps Company has (A) obtained the applicable bankruptcy court’s approval of its affirmation of the E.W. Scripps Company lease, and (B) delivered to the lender a new estoppel certificate reasonably acceptable to the lender, certifying that (1) the E.W. Scripps Company lease has been validly affirmed in the bankruptcy proceeding and remains in full force and effect on the same terms and conditions as in effect as of the loan closing date, unless approved by the lender in writing, (2) there is no default existing under the E.W. Scripps Company lease, (3) E.W. Scripps Company is in occupancy and open for business to the general public, (4) E.W. Scripps Company is paying full, unabated rent, and (5) the E.W. Scripps Company lease has not been amended or modified without the lender’s prior written consent; (iii) with respect to an E.W. Scripps Cash Sweep Trigger Event described in clause (c) above, E.W. Scripps Company has rescinded its early termination notice; (iv) with respect to an E.W. Scripps Cash Sweep Trigger Event described in clause (d) above, the curing of the applicable lease default; and (v) with respect to an E.W. Scripps Cash Sweep Trigger Event described in clause (e)above, E.W. Scripps Company has renewed the E.W. Scripps Company lease (excluding the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Scripps Buy-Out Space) at market terms. In addition, a cure of an E.W. Scripps Cash Sweep Trigger Event described in clauses (a), (b), (c), (d) or (e) above will be deemed to occur if the borrower has re-let the entire space leased to E.W. Scripps Company to one or more replacement tenants reasonably acceptable to the lender pursuant to executed leases reasonably acceptable to the lender and (A) such replacement tenant’s lease is in full force and effect, and (B) such replacement tenant has commenced paying full, unabated rent under its lease.

■	Property Management. The Scripps Center Property is managed by The Mayerson Company, pursuant to the terms of the management agreement. The borrower sponsor is affiliated with The Mayerson Company. If (a) an event of default under the Scripps Center Loan Combination has occurred and is continuing, (b) the property manager becomes bankrupt or insolvent, or (c) a default beyond any applicable notice and cure period by the property manager occurs under the related management agreement, then the lender, at its option, may require the borrower to engage a replacement management agent and terminate the property manager without fee or obligation to the lender. Provided no event of default under the Scripps Center Loan Combination is continuing, the borrower may replace the manager with a manager that is either reasonably acceptable to the lender or is a reputable management company with at least seven years’ experience in the management of commercial properties with similar uses and quality as the Scripps Center Property and in the jurisdiction in which the Scripps Center Property is located.

■	Mezzanine or Secured Subordinate Indebtedness. So long as no event of default has occurred and is continuing, the borrower is permitted to obtain mezzanine financing secured by direct or indirect ownership interests in the borrower, subject to the conditions set forth in the Scripps Center Loan documents, which include, but are not limited to (i) the lender’s approval of the mezzanine loan documents, which must require the term of the mezzanine loan to expire on or after the maturity date of the Scripps Center Loan Combination, (ii) execution of an intercreditor agreement acceptable to the lender, (iii) that the debt service coverage ratio (including the new mezzanine loan) must be equal to or greater than 1.40x, (iv) that the loan-to-value ratio (including the new mezzanine loan) must be no greater than 73.0%, (v) lease rollover for the Scripps Center Property in any given year of the remainder of the term of the Scripps Center Loan Combination shall not be greater than 20.0%, and (vi) at lender’s option, and if required by the procedures promulgated by any rating agencies rating any securities representing an interest in the Scripps Center Loan Combination, delivery of a rating agency confirmation. The Scripps Center Loan documents require that an affiliate of the lender or an affiliate of Principal Real Estate Investors, LLC have the first opportunity to provide the mezzanine financing.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy (with a deductible that is acceptable to the lender and is no larger than $50,000) that provides coverage for terrorism in an amount equal to 100.0% of the full replacement cost of the Scripps Center Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional six-month extended period of indemnity; provided that if the policies contain an exclusion for loss or damage incurred as a result of an act of terrorism or similar acts of sabotage, the borrower is required to maintain separate insurance against such loss or damage provided such insurance is commercially available. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SISTERS
ROBAL ROAD TO 20
PETSMART
BED BATH & BEYOND
BEST BUY
jcpenney
WORLD MARKET
Carino's
REDMOND
MAIN ENTRANCE
ROSS
DRESS FOR LESS
ASHLEY
DICK'S
SPORTING GOODS
FOOD 4 LESS
97
TRADER JOE'S
SISTERS
20
Anchor
Non-Anchor / Inline
Dining
Available
N
CASCADE VILLAGE
SHOPPING CENTER

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Cascade Village
63455 North U.S. Highway 97
Bend, OR 97703
Cascade Village Shopping Center
Tumalo State Park
JOHNSON RD
O B RILEY RD
NE MORNINGSTAR DR
NE EMPIRE AVE
NE BRINSON BLVD
DESCHUTES MARKET RD
HAMEHOOK RD
NE BUTLER MARKET RD
HAMBY RD
Pine Nursery Park
Awbrey Glen Golf Club
Shevlin Regional Park
River's Edge Golf Course
Bend River Promenade
Central Oregon Community College
Wagner Mall
St Charles Medical Center-Bend
NE NEFF RD
Big Sky Park
NW PORTLAND AVE
NW NEWPORT AVE
NW GALVESTON AVE
SW CENTURY DR
Pilot Butte State Park
Forum Shopping Center
Bend
BEAR CREEK RD
SW SIMPSON AVE
Shops at the Old Mill District
Vince Genna Stadium
Broken Top Club
Skyline Sports Complex
Tetherow Golf Club
BROOKSWOOD BLVD
SE 3RD ST
SE BROSTERHOUS RD
SE 15TH ST
Bend Factory Stores
PINEBROOK BLVD
Bend Golf and Country Club
Old Back Nine at Mountain High
Yakima
WASHINGTON
Kennewick
Portland
Salem
OREGON
Pacific ocean
Eugene
Springfield
Bend
Crater Lake Nat'l Park
Medford
Klamath Falls
CALIFORNIA
NEVADA
Eureka

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	PCC
Location (City/State)	Bend, Oregon	Cut-off Date Balance	$50,000,000
Property Type	Retail	Cut-off Date Balance per SF	$135.92
Size (SF)	367,856	Percentage of Initial Pool Balance	4.9%
Total Occupancy as of 2/14/2017	96.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/14/2017	96.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1979, 1988, 2005, 2007/ 2005	Mortgage Rate	4.65000%
Appraised Value	$76,500,000	Original Term to Maturity (Months)	120
Appraisal Date	1/6/2017	Original Amortization Term (Months)	360
Borrower Sponsors(1)	Various	Original Interest Only Period (Months)	36
Property Management	SIMA Management Corporation	First Payment Date	4/1/2017
Maturity Date	3/1/2027

Underwritten Revenues	$6,394,513
Underwritten Expenses	$1,704,790	Escrows
Underwritten Net Operating Income (NOI)	$4,689,723	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,384,403	Taxes	$151,459	$51,842
Cut-off Date LTV Ratio	65.4%	Insurance	$20,864	$6,955
Maturity Date LTV Ratio	57.4%	Replacement Reserve(2)(3)	$336,591	$10,116
DSCR Based on Underwritten NOI / NCF	1.52x / 1.42x	TI/LC(4)	$0	$13,065
Debt Yield Based on Underwritten NOI / NCF	9.4% / 8.8%	Other(5)	$1,500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	99.2%	Loan Payoff(6)	$47,388,005	94.1%
Principal’s New Cash Contribution	380,429	0.8	Reserves	2,008,914	4.0
Closing Costs	983,510	2.0
Total Sources	$50,380,429	100.0%	Total Uses	$50,380,429	100.0%

(1)	Borrower Sponsors: James P. Knell, Theresa A. Knell, The James And Theresa Knell Family Trust, Dated May 20, 1997.

(2)	The upfront replacement reserve of $336,591 includes 100.0% of the estimated roof replacement costs and parking lot resurfacing costs during the second year of the loan term.

(3)	The borrower’s obligation to make monthly deposits into the replacement reserve is temporarily suspended at any time the amount in such reserve equals or exceeds $364,176.

(4)	The required TI/LC monthly reserve deposits are $13,065 per month provided that the borrower’s obligation to make deposits into the TI/LC reserve is temporarily suspended at any time the amount in such reserve equals or exceeds $470,331.

(5)	Upfront Other reserve includes $1,500,000 for future tenant improvements and leasing commissions associated with J.C. Penney’s ongoing termination option and lease rollover on November 30, 2018. See “—Escrows” below.

(6)	Loan Payoff represents existing debt comprised of (i) a $46,860,471 mortgage originated by Bank of America (BACM 2007-3) and (ii) defeasance costs.

■	The Mortgage Loan. The mortgage loan (the “Cascade Village Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 367,856 SF anchored retail center located in Bend, Oregon (the “Cascade Village Property”). The Cascade Village Loan was originated by Principal Commercial Capital on February 14, 2017 and represents approximately 4.9% of the Initial Pool Balance. The Cascade Village Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and accrues interest at an interest rate of 4.65000% per annum. The proceeds of the Cascade Village Loan were primarily used to refinance existing debt secured by the Cascade Village Property, fund reserves and pay closing costs.

The Cascade Village Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 119 months. The Cascade Village Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the Cascade Village Loan over a 30-year amortization schedule. The scheduled maturity date of the Cascade Village Loan is March 1, 2027. Provided no event of default under the Cascade Village Loan documents has occurred and is continuing, at any time from and after the 25th payment date following the securitization Closing Date, the Cascade Village Loan may be defeased in whole with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Cascade Village Loan documents. In addition, the Cascade Village Loan is prepayable without penalty on or after the due date occurring in September 2026. The Cascade Village Loan is also prepayable in part, at any time, together with any then applicable prepayment premium, in connection with the release of a specified release parcel, as described below under “Release of Collateral.”

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Cascade Village Property comprises a 367,856 SF anchored retail center at the intersection of U.S. Route 97 and U.S. Route 20 in Bend, Deschutes County, Oregon, which is approximately 158 miles southeast of Portland, approximately 128 miles southeast of Salem and approximately 125 miles east of Eugene. The Cascade Village Property is anchored by J.C. Penney Company (“JCP”), Bend Food 4 Less, Dicks Sporting Goods, Best Buy Co, Inc, Ross Stores Inc, Bed, Bath & Beyond, Pet Smart, Inc, Cost Plus, Inc (World Market), Ashley Furniture Homestore, and Trader Joe’s Company. Formerly known as Mountain View Mall, portions of the improvements currently being occupied by JCP, Bend Food 4 Less, Dicks Sporting Goods, and Ross Stores Inc, were originally constructed in 1979. The sponsors acquired the Cascade Village Property in 1998 and redeveloped it to its present hybrid lifestyle center/power center configuration in 2005. The Cascade Village Property consists of nine buildings situated on a 34.35 acre site. The Cascade Village Property provides for parking for 1,616 vehicles, which represents a parking ratio of 4.43 spaces per 1,000 SF of net rentable square footage.

As of February 14, 2017, the Cascade Village Property is approximately 96.9% leased to 36 tenants, including a mix of national and regional tenants. The five largest tenants by in place rental income are Dicks Sporting Goods, Best Buy Co, Inc, Ross Stores Inc, Pet Smart, Inc, and Bend Food 4 Less. Since 2008, the Cascade Village Property has consistently maintained an above 90.0% occupancy rate, except in 2009 when the former tenant G.I. Joe’s went bankrupt and was replaced with Dicks Sporting Goods within nine months.

The following table presents certain information relating to the major tenants (as to which certain tenants may have co-tenancy provisions) at the Cascade Village Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	Lease Expiration	2016 Tenant Sales $ per SF	Occupancy Cost(4)	Renewal / Extension Options
Dicks Sporting Goods(6)	NR / NR / NR	35,806	9.7%	$465,478	9.4%	$13.00	1/31/2025	NA(5)	NA	3, 5-year options
Best Buy Co, Inc(7)	BBB- / Baa1 / BBB-	30,443	8.3	418,591	8.5	$13.75	3/31/2021	NA(5)	NA	2, 5-year options
Ross Stores Inc(8)	NR / A3 / A-	30,236	8.2	377,950	7.7	$12.50	1/31/2021	$251(5)	6.0%	2, 5-year options
Pet Smart, Inc	NR / B3 / B+	21,955	6.0	351,280	7.1	$16.00	8/31/2020	NA(5)	NA	3, 5-year options
Bend Food 4 Less(9)	NR / NR / NR	37,226	10.1	335,034	6.8	$9.00	5/31/2025	$466	2.8%	2, 5-year options
Trader Joe’s Company	NR / NR / NR	13,049	3.5	305,436	6.2	$23.41	4/30/2018	NA(5)	NA	3, 5-year options
Bed, Bath & Beyond(10)	NR / Baa1 / BBB+	22,859	6.2	302,882	6.1	$13.25	1/31/2026	NA(5)	NA	3, 5-year options
Cost Plus, Inc (World Market)(11)	NR / NR / NR	17,993	4.9	287,888	5.8	$16.00	1/31/2026	NA(5)	NA	3, 5-year options
JCP(12)	B+ / B1 / B	51,257	13.9	243,625	4.9	$4.75	11/30/2018	$89	5.8%	6, 5-year options
Sleep Country USA, Inc	NR / NR / NR	8,000	2.2	184,000	3.7	$23.00	4/30/2026	$527	5.5%	2, 5-year options
Ten Largest Owned Tenants		268,824	73.1%	$3,272,164	66.3%	$12.17
Remaining Owned Tenants		87,539	23.8	1,660,301	33.7	$18.97
Vacant Spaces (Owned Space)		11,493	3.1	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		367,856	100.0%	$4,932,465	100.0%	$13.84

(1)	Based on the underwritten rent roll dated February 14, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	U/W Base Rent and U/W Base Rent $ per SF include contractual rent steps through September 1, 2017.

(4)	Occupancy Cost calculations are based on underwritten base rent plus underwritten reimbursements.

(5)	Dicks Sporting Goods, Best Buy Co, Inc, Pet Smart, Inc, Trader Joe’s Company, Bed, Bath & Beyond, and Cost Plus, Inc (World Market) are not required to report sales. Sales for Ross Stores Inc are through December 31, 2015.

(6)	Dicks Sporting Goods has the one time right to terminate its lease on January 31, 2020 provided notice is given by July 31, 2019. In addition, Dicks Sporting Goods has the right to (i) reduce its rent following the conclusion of a 120 day period, and (ii) terminate its lease with 120 days’ notice following the conclusion of a one-year period, in which less than four of seven specified anchor tenants (JCP, Bed, Bath & Beyond, Best Buy, Trader Joe’s, Bend Food 4 Less, Ross Stores Inc, and PetsMart (or an acceptable replacement)) are open and operating.

(7)	Best Buy Co, Inc has the right to abate its rent or terminate its lease following the conclusion of a one-year period in which less than 50.0% of the gross leasable area of the Cascade Village Property is open for business.

(8)	Ross Stores Inc has the right to has the right to reduce its rent or terminate its lease following the conclusion of a two-year period in which (i) less than four of the following anchor tenants; Dicks Sporting Goods, Bend Food 4 Less, PetsMart, JCP, Bed Bath & Beyond, or Best Buy are open and operating and/or (ii) less than 70.0% of the gross leasable area of the Cascade Village Property is open for business.

(9)	Bend Food 4 Less at the Cascade Village Property is independently owned and operated.

(10)	Bed, Bath & Beyond has the right to terminate its lease following the conclusion of a one-year period in which less than 50.0% of the gross leasable area of the Cascade Village Property is open for business.

(11)	Cost Plus, Inc (World Market) has the right to terminate its lease following the conclusion of a one-year period in which less than 50.0% of the gross leasable area of the Cascade Village Property is open for business.

(12)	JCP has the right to terminate its lease at any time with 360 days’ notice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at the Cascade Village Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	2,614	0.7%	0.7%	$15,300	0.3%	$5.85	1
2017	0	0.0	0.7%	0	0.0	$0.00	0
2018	81,775	22.2	22.9%	1,050,136	21.3	$12.84	9
2019	3,870	1.1	24.0%	121,308	2.5	$31.35	2
2020	38,715	10.5	34.5%	705,887	14.3	$18.23	5
2021	65,293	17.7	52.3%	889,943	18.0	$13.63	4
2022	3,720	1.0	53.3%	79,395	1.6	$21.34	2
2023	4,531	1.2	54.5%	113,691	2.3	$25.09	2
2024	15,505	4.2	58.7%	124,040	2.5	$8.00	1
2025	79,754	21.7	80.4%	938,496	19.0	$11.77	3
2026	57,541	15.6	96.0%	894,269	18.1	$15.54	6
2027	0	0.0	96.0%	0	0.0	$0.00	0
2028 & Thereafter	3,045	0.8	96.9%	0	0.0	$0.00	1
Vacant	11,493	3.1	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	367,856	100.0%		$4,932,465	100.0%	$13.84	36

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Weighted average annual UW Base Rent and UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the Cascade Village Property:

Historical Leased %(1)

	2012	2013	2014	2015	2016	As of 2/14/2017(2)
Owned Space	90.5%	90.5%	91.3%	95.5%	97.8%	96.9%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Occupancy is based on the underwritten rent roll dated February 14, 2017.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cascade Village Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 11/30/2016	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,478,823	$4,520,891	$4,815,991	$4,980,614	$4,923,922	$13.39
Contractual Rent Steps(2)	0	0	0	0	8,543	0.02
Gross Up Vacancy	0	0	0	0	302,100	0.82
Total Rent	$4,478,823	$4,520,891	$4,815,991	$4,980,614	5,234,565	14.23
Total Reimbursement Revenue	1,149,152	1,211,987	1,342,933	1,373,864	1,431,486	3.89
Other Income(3)(4)	43,521	32,239	109,534	58,037	61,765	0.17
Gross Revenue	$5,671,496	$5,765,117	$6,268,458	$6,412,515	$6,727,816	$32.52
Vacancy & Credit Loss	0	0	0	0	(333,303)	(0.91)
Effective Gross Income	$5,671,496	$5,765,117	$6,268,458	$6,412,515	$6,394,513	$17.38

Total Operating Expenses	$1,498,060	$1,566,028	$1,623,515	$1,667,366	$1,704,790	$4.63

Net Operating Income	$4,173,436	$4,199,089	$4,644,943	$4,745,149	$4,689,723	$12.75
TI/LC	0	0	0	0	183,928	0.50
Capital Expenditures	0	0	0	0	121,392	0.33
Net Cash Flow	$4,173,436	$4,199,089	$4,644,943	$4,745,149	$4,384,403	$11.92

Occupancy	90.5%	91.3%	95.5%	97.3%	96.9%
NOI Debt Yield	8.3%	8.4%	9.3%	9.5%	9.4%
NCF DSCR	1.35x	1.36x	1.50x	1.53x	1.42x

(1)	Certain items such as interest expense, interest income, amortization expense, depreciation expense and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent includes contractual rent increases through September 1, 2017.

(3)	Other Income includes specialty license and temporary tenant income as well as percentage rent.

(4)	Other Income in 2015 is higher due to percentage rent collected during that year.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the Cascade Village Property had an “as-is” appraised value of $76,500,000 as of January 6, 2017. The appraiser valued the property based on the two approaches below and gave more weight to the Discounted Cash Flow Approach to determine the “as-is” appraised value of the Cascade Village Property.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$76,800,000	N/A	6.25%
Discounted Cash Flow Approach	$76,400,000	8.00%	6.75%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated January 10, 2017, there are no recognized environmental conditions or recommendations for further action at the Cascade Village Property.

■	Market Overview and Competition. The Cascade Village Property is located in Bend, Deschutes County, Oregon, the largest city east of the Cascade Mountain Range. Bend, Oregon is part of the Bend-Redmond Metropolitan Statistical Area. Bend, Oregon serves as a prominent retail district within central Oregon, serving a trade area of approximately 200,000. The Cascade Village Property is located along Highway 97 and US Route 20, the two major thoroughfares that connect Bend with the western part of the state in the “Golden Triangle.”

Tourism is one of Bend’s largest sectors with approximately 2.5 to 3 million visitors in 2015. The Mount Bachelor ski resort brings in tourists from Oregon, Washington, and California. The nearby Cascade Lakes, Sunriver Resort, and Deschutes Brewery are also a draw for tourists.

According to the appraisal, a demographic profile of the surrounding area, including population, households and income data is as follows: within a three- and five-mile radius, the 2016 estimated population is 33,623 and 74,323, respectively and the average household income is $74,368 and $73,592, respectively. Per the appraisal, the Cascade Village Property is part of the North 97 submarket reporting a 4.4% vacancy rate as of the fourth quarter in 2016.

The following table presents certain information relating to the primary competition for the Cascade Village Property:

Competitive Set(1)

	Cascade Village Property (Subject)	Golden Triangle Retail	Bend River Plaza	Bend River Promenade	The Shops at the Old Mill	The Forum
Location	Bend, OR	Bend, OR	Bend, OR	Bend, OR	Bend, OR	Bend, OR
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail
Total GLA	367,856(2)	350,000	138,858	320,991	268,000	374,679
Total Occupancy	96.9%(2)	100.0%	96.0%	95.0%	95.0%	96.0%
Anchors	Various(2)(3)	Lowe’s, Home Depot, Target, Sportsman’s Warehouse	ShopKo, Dollar Tree	Macy’s, Hobby Lobby, TJ Maxx, Natural Grocers	Regal Cinemas, REI	Costco, Safeway, Whole Foods, Barnes & Noble

(1)	Source: Appraisal.

(2)	Per underwritten rent roll dated February 14, 2017.

(3)	The Cascade Village Property is anchored by JCP, Bend Food 4 Less, Dicks Sporting Goods, Best Buy Co, Inc, Ross Stores Inc, Bed, Bath & Beyond, Pet Smart, Inc, Cost Plus, Inc (World Market), Ashley Furniture Homestore, and Trader Joe’s Company.

■	The Borrower. The borrower is CVSC, LLC, a Delaware limited liability company and a special purpose entity, with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Cascade Village Loan.

The guarantors of the non-recourse carveouts under the Cascade Village Loan are James P. Knell and Theresa A. Knell. James P. Knell is the chairman of the SIMA group of companies and owns 100% of the common stock of SIMA Corporation and its affiliated entities. SIMA Corporation, founded in 1984, acquires and manages real estate. The SIMA group of companies consists of SIMA Corporation (real estate acquisitions), SIMA Management Corporation (asset management, property management, and leasing), Swell Athletic Clubs (full service athletic clubs) and SIMA Hospitality.

In addition, The James And Theresa Knell Family Trust, Dated May 20, 1997 is a guarantor of the non-recourse carveouts under the Cascade Village Loan.

■	Expansion. The borrower has the right to expand the improvements on the Cascade Village Property by constructing a building so that the total building area at the Cascade Village Property does not exceed a total of 391,656 SF; provided that the following conditions, among others are satisfied: (i) delivery, no later than 60 days prior to the estimated date construction is to begin, of plans and specifications in form and substance customarily required by an

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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institutional commercial real estate lender, (ii) delivery of a new appraisal that includes the pro forma value of the expansion, (iii) endorsements or other assurances from the title insurance company insuring the continued first lien priority of the Cascade Village Loan documents, (iv) compliance with laws, leases and any reciprocal easement agreement, including delivery of a final certificate of occupancy for the expansion, (v) at the lender’s request and if required by the procedures of any rating agency rating the certificates, a REMIC opinion and/or a rating confirmation and (vi) no default exists under the Cascade Village Loan documents.

■	Release of Collateral. The borrower has the right, at any time following the loan closing date, to obtain a partial release of a currently vacant 1.44 acre parcel from the lien of the Cascade Village Loan, upon satisfaction of the following conditions, among others: (i) prepayment of a portion of the unpaid principal balance equal to 115% of the value of the release parcel (which is currently approximately $1,250,000 or $19.88 per SF), together with a prepayment premium equal to the greater of 1.0% of the amount prepaid and a yield maintenance premium, (ii) following such release, the loan-to-value ratio of the remaining property is not more than 65%, (iii) following such release, the debt service coverage ratio of the remaining property is at least 1.40x, (iv) the remaining property is in compliance with all applicable zoning, building and parking restrictions and any requirements of any leases or reciprocal easement agreements, (v) the lender receives evidence that the release parcel is separately assessed or separate assessment procedures have been initiated, (vi) the borrower executes a covenant not to solicit or induce any major tenants under leases on the remaining premises to relocate to the release parcel, (vii) at the lender’s option, the borrower provides a REMIC opinion and/or a rating agency confirmation and (viii) no default exists under the Cascade Village Loan documents.

■	Escrows. In connection with the origination of the Cascade Village Loan, the borrower funded upfront reserves of (i) $151,459 for real estate taxes, (ii) $20,864 for insurance, (iii) $336,591 for the replacement reserve, and (iv) $1,500,000 to reimburse the borrower for the cost to complete any future tenant improvements and pay leasing commissions associated with the JCP space (the “JCP Escrow”).

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Cascade Village Property: (i) a tax reserve in a monthly amount equal to one-twelfth of the amount the lender estimates necessary to pay taxes over the then-succeeding 12-month period, which currently equates to $51,842; (ii) an insurance reserve in a monthly amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, which currently equates to $6,955; (iii) a tenant improvements and leasing commissions reserve (other than for the JCP space) in the monthly amount of $13,065, provided that so long as no event of default is continuing under the Cascade Village Loan documents, the borrower’s obligation to make deposits into the tenant improvements and leasing commissions reserve is temporarily suspended at any time the amount in such reserve from the foregoing monthly deposits equals or exceeds $470,331; and (iv) a replacement reserve in the monthly amount of $10,116, provided that so long as no event of default is continuing under the Cascade Village Loan documents, the borrower’s obligation to make deposits into the replacement reserve is temporarily suspended at any time the amount in such reserve from the foregoing monthly deposits equals or exceeds $364,176.

The initial $1,500,000 deposit in the JCP Escrow may be used to pay for future tenant improvements and leasing commissions incurred in re-letting the space currently leased by JCP (which disbursement is required to be made pro rata based on the portion of space that is relet, and is also subject to pro rata reduction if the replacement lease term is less than five years). Such deposit may also be used to provide tenant improvements and leasing commissions to JCP in the event JCP elects to exercise a renewal option. JCP’s current lease expiration is in 2018, and it has six five-year renewal options, including in 2018 and 2023.

If 12 months prior to the December 1, 2023 scheduled expiration of the JCP lease (i.e. if JCP has exercised its 2018 renewal option and therefore its lease has a December 1, 2023 scheduled expiration), or the expiration of the lease of any replacement tenant acceptable to the lender, JCP has not renewed the JCP lease (or the lease of any such replacement tenant) at market terms reasonably acceptable to the lender (which base rent upon renewal must be $4.00 per SF per annum or higher), then commencing on November 30, 2022 and on each payment date thereafter, the borrower is required to deposit monthly $42,714 into the JCP Escrow; provided, however, that so long as no event of default is continuing under the Cascade Village Loan documents, the borrower’s obligation to make such deposits is temporarily suspended at any time the amount in the JCP Escrow from the foregoing monthly deposits equals or exceeds $512,570.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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If JCP exercises its 2023 renewal option after December 1, 2021 and before December 1, 2023, then upon written request by the borrower and so long as no event of default has occurred and is continuing under the Cascade Village Loan documents, all of the remaining funds in the JCP Escrow are required to be released to the borrower. In the event the JCP lease (as renewed or amended) contains a lease termination option, the borrower is required to maintain a minimum balance of $750,000 in the JCP Escrow.

If all or a portion of the current JCP space is renewed or relet and the amount of tenant improvements and leasing commissions required in connection with such renewal is less than the amount borrower would be entitled to receive from the JCP Escrow, the borrower is entitled to receive a release of a pro rata portion of the remaining funds.

■	Lockbox and Cash Management. The Cascade Village Loan documents require a hard lockbox with springing cash management. The Cascade Village Loan documents require the borrower to direct all tenants to pay rent directly to the lockbox account and require that all other money received by the borrower with respect to the Cascade Village Property be deposited into such lockbox account within two business days following receipt. Following the occurrence of a Cascade Village Cash Sweep Trigger Event (as defined below) and until the occurrence of a Cascade Village Cash Sweep Cure (as defined below), all cash flow is required to be swept from the lockbox account into a lender-controlled cash management account and applied in accordance with the Cascade Village Loan documents, and excess cash is required to be swept and held in a lender controlled account (the “Cascade Village Sweep Account”) as additional collateral for the Cascade Village Loan. Prior to the occurrence of a Cascade Village Cash Sweep Trigger Event, and upon a Cascade Village Cash Sweep Cure, all funds in the lockbox account and Cascade Village Sweep Account are required to be swept to the borrower’s operating account.

A “Cascade Village Cash Sweep Trigger Event” means the occurrence of any one or more of the following as determined by the lender in its sole discretion: (a) an event of default under the Cascade Village Loan documents, (b) a Debt Service Trigger Event, (c) a Major Tenant Trigger Event (as defined below), or (d) a JCP Trigger Event (as defined below).

A “Cascade Village Cash Sweep Cure” means the following, as determined by the lender in its sole discretion: (i) with respect to a Cascade Village Cash Sweep Trigger Event described in clause (a) of the definition thereof, the specific waiver in writing by the lender of the related event of default or written notice from the lender of the cure thereof, (ii) with respect to a Cascade Village Cash Sweep Trigger Event described in clause (b) of the definition thereof, the debt service coverage ratio (calculated as described in the definition of Debt Service Trigger Event) being at least 1.15x for two consecutive calendar quarters determined by the lender as of the last day of each calendar quarter, (iii) with respect to a Cascade Village Cash Sweep Trigger Event described in clause (c) of the definition thereof, a Major Tenant Cure Event (as defined below), or (iv) with respect to a Cascade Village Cash Sweep Trigger Event described in clause (d) of the definition thereof, a JCP Cure Event (as defined below).

A “Debt Service Trigger Event” means the debt service coverage ratio for the Cascade Village Property being less than 1.10x calculated by using the unpaid principal balance of the Cascade Village Loan, the regular interest rate, and a 30-year amortization schedule as of the last day of each calendar quarter for such quarter.

A “JCP Trigger Event” means (a) JCP goes “dark” (i.e., vacates or ceases to do business in the majority of its leased space, but not including closures in connection with casualty, force majeure or temporary closures in connection with tenant alterations) or notifies the borrower of its intent to “go dark”, (b) JCP files voluntary bankruptcy or insolvency proceedings, or any person (other than the lender) files an involuntary bankruptcy or insolvency proceeding against JCP, (c) JCP provides notice of early termination of the JCP lease, or (d) a default exists under the JCP lease after the expiration of any applicable notice and cure periods.

A “JCP Cure Event” means the following, as determined by the lender in its sole discretion: (i) with respect to a JCP Trigger Event described in clause (a) of the definition thereof, (A) JCP has notified the borrower in writing that JCP has rescinded its notice to “go dark,” or (B) JCP (or an approved subtenant) has resumed operations in the space occupied by JCP and has continuously remained in occupancy, and open, for no less than 60 consecutive calendar days; (ii) with respect to a JCP Trigger Event described in clause (b) of the definition thereof, JCP has (A) obtained the applicable bankruptcy court’s approval of its affirmation of the JCP lease, and (B) delivered to the lender a new estoppel certificate reasonably acceptable to the lender, certifying that (1) the JCP lease has been validly affirmed in the bankruptcy proceeding and remains in full force and effect on the same terms and conditions as in effect as of the loan closing date, unless otherwise approved by the lender in writing, (2) there is no default existing under the JCP lease, (3) JCP is in occupancy and open for business to the general public, (4) JCP is paying full, unabated rent, and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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(5) the JCP lease has not been amended or modified without the lender’s prior written consent; (iii) with respect to a JCP Trigger Event described in clause (c) of the definition thereof, the borrower has re-let the entire JCP space to JCP or to one or more replacement tenants reasonably acceptable to the lender pursuant to executed leases containing prevailing market terms reasonably acceptable to the lender, and (A) such replacement tenant’s lease is in full force and effect, and (B) such replacement tenant has commenced paying full, unabated rent; (iv) with respect to a JCP Trigger Event described in clause (d) of the definition thereof, the curing of the applicable lease default; and (v) with respect to any JCP Trigger Event, the sum of $20.00 per SF of the applicable JCP space for which the JCP Trigger Event has occurred has been deposited into the JCP Escrow as described above under “Escrows” (which deposits are required to be made only after December 31, 2022, if JCP (i) has renewed its lease on the current expiration date of November 30, 2018 and (ii) has not renewed its renewal lease by December 31, 2022, and are required to be made only in the specified monthly amount and to the extent, and subject to the cap, described above under “Escrows”). Failure of JCP to renew its lease upon the current expiration date of November 30, 2018 is not a JCP Trigger Event or a Cascade Village Cash Sweep Trigger Event, and will not trigger cash management or an excess cash flow sweep.

A “Major Tenant” means individually and/or collectively, Dicks Sporting Goods, Best Buy Co, Inc, Ross Stores Inc, and Bend Food 4 Less.

A “Major Tenant Trigger Event” means (a) a Major Tenant goes “dark” (i.e., vacates or ceases to do business in the majority of its leased space, but not including closures in connection with casualty, force majeure or temporary closures in connection with tenant alterations) or notifies the borrower of its intent to “go dark”, (b) a Major Tenant files voluntary bankruptcy or insolvency proceedings, or any person (other than the lender) files an involuntary bankruptcy or insolvency proceeding against a Major Tenant, (c) a Major Tenant provides notice of early termination of the applicable Major Tenant lease, (d) a default exists under a Major Tenant lease after the expiration of any applicable notice and cure periods or (e) a Major Tenant fails to renew its lease at the terms stated therein or at market terms reasonably acceptable to the lender, at least six months prior to the then current expiration date of any such Major Tenant lease.

A “Major Tenant Cure Event” means the following: (i) with respect to a Major Tenant Trigger Event described in clause (a) of the definition thereof, as to the applicable Major Tenant(s), (A) the Major Tenant has notified the borrower in writing that such Major Tenant has rescinded its notice to “go dark,” or (B) the Major Tenant (or an approved subtenant) has resumed operations in the space occupied by such Major Tenant and has remained in occupancy and open, for no less than 60 consecutive days; (ii) with respect to a Major Tenant Trigger Event described in clause (b) of the definition thereof, the Major Tenant has (A) obtained the applicable bankruptcy court’s approval of its affirmation of the Major Tenant lease, and (B) delivered to the lender a new estoppel certificate reasonably acceptable to the lender, certifying that (1) the Major Tenant lease has been validly affirmed in the bankruptcy proceeding and remains in full force and effect on the same terms and conditions as the Major Tenant lease in effect as of the loan closing date, unless otherwise approved by the lender in writing, (2) there is no default existing under the Major Tenant lease, (3) the Major Tenant is in occupancy, and open for business to the general public, (4) the Major Tenant is paying full, unabated rent, and (5) the Major Tenant lease has not been amended or modified without the lender’s prior written consent; (iii) with respect to a Major Tenant Trigger Event described in clause (c) of the definition thereof, the borrower has re-let the entire applicable Major Tenant space to the Major Tenant or to one or more replacement tenant(s), which tenants and the related leases are reasonably acceptable to the lender and such replacement lease is in full force and effect, and such replacement tenant has commenced paying full, unabated rent; (iv) with respect to a Major Tenant Trigger Event described in clause (d) of the definition thereof, the curing of the applicable lease default; (v) with respect to a Major Tenant Trigger Event described in clause (e) of the definition thereof, (A) any Major Tenant, as applicable, has executed a new lease or lease extension at the terms stated in such Major Tenant lease or at market terms reasonably acceptable to the lender, or (B) the borrower has re-let the entire space leased to the applicable Major Tenant to one or more replacement tenants acceptable to the lender pursuant to executed leases acceptable to the lender in its sole discretion; and (vi) with respect to any Major Tenant Trigger Event, the sum of $20.00 per SF of the applicable Major Tenant space for which the Major Tenant Trigger Event has occurred has been deposited into the tenant improvement and leasing commission account as described above under “Escrows” (which deposits are required to be made only in the specified monthly amount and to the extent, and subject to the cap, described above under “Escrows”).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Cascade Village Property is managed by SIMA Management Corporation, pursuant to the terms of the management agreement. The borrower sponsors are affiliated with SIMA Management Corporation. If (a) an event of default under the Cascade Village Loan has occurred and is continuing, (b) the property manager becomes bankrupt or insolvent, or (c) a default beyond any applicable notice and cure period by the property manager occurs under the related management agreement, then the lender, at its option, may require the borrower to engage a replacement management agent and terminate the property manager without fee or obligation to the lender. Provided no event of default under the Cascade Village Loan is continuing, the borrower may replace the manager with a manager that is either reasonably acceptable to the lender or is a reputable management company with at least seven years’ experience in the management of commercial properties with similar uses and quality as the Cascade Village Property and in the jurisdiction in which the Cascade Village Property is located.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The Cascade Village Loan documents require that the borrower maintain an “all risk” insurance policy (with a deductible that is acceptable to the lender and is no larger than $50,000) that provides coverage for terrorism in an amount equal to the full replacement cost of the Cascade Village Property. The Cascade Village Loan documents also require business interruption insurance covering no less than 18 months; provided that if the policies contain an exclusion for loss or damage incurred as a result of an act of terrorism or similar acts of sabotage, the borrower is required to maintain separate insurance against such loss or damage provided such insurance is commercially available. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
San Francisco Bay
Shoreline Amphitheatre
Linkedin HQ
Google HQ
Microsoft
NASA
MOFFETT FEDERAL AIRFIELD
Golf Course at Moffett Field
Yahoo!
Amazon Labs
MOFFETT PARK
Net App
Sunnyvale Baylands County Park
SOUTHBAY FREEWAY
Globalfoundries
Dell
Marvel
Arista Networks
Santa Clara Gateway
Planned City Place Santa Clara site
Santa Clara Convention Center
Levi's Stadium
Ericsson
Samsung
Citrix
California's Great America
GOLDEN TRIANGLE
PAN
Broadcom
Mission College
Rivermark Village
Oracle
MONTAGUE EXPY
BAYSHORE FREEWAY
WHISMAN STATION
Symantec
E MIDDLEFIELD RD
Sunnyvale Municipal Golf Course
Lakewood Park
Fairwood Park
Columbia Park
N MATHILDA AVE
Sunnyvale
CENTRAL EXPY
Walmart.com
Trimble Navigation
AMD
Fair Oaks Park
Northrup Grumman
S FAIR OAKS AVE
Future PAN
Ericsson
Intel
SCOTT BLVD
Applied Materials
CENTRAL EXPY
Intel
Sunnyvale Town Center
Santa Clara
Nvidia
SAN JOSE INTERNATIONAL AIRPORT (SJC)
W EL CAMINO REAL
E EVELYN AVE
CALTRAIN
El Camino Hospital
REED AVE
Las Palmas Park
SUNNARTS
Sunken Gardens Golf Course
W FREMONT AVE
EL CAMINO REAL
KOREATOWN
Buck Shaw Stadium
Santa Clara University
19000 Homestead Road
19000 Homestead Road
Cupertino, CA 95014
E HOMESTEAD RD
Apple Campus Future
Kaiser Permanente Santa Clara
Apple HQ
Cupertino
JUNIPERO SERRA FREEWAY
Vallco Shopping Mall
Agilent Technologies Headquarters
STEVENS CREEK BLVD
Seagate Technologies
O'Connor Hospital
Westfield Valley Fair
Santana Row
Santa Clara Valley Medical Center
WILLIAMS RD
WEST SAN JOSE
PROSPECT RD
Westgate Mall
W CAMPBELL AVE
Campbell
COX AVE
Oakland
San Francisco
Daly City
San Leandro
Hayward
Pleasanton
Union City
Fremont
Newark
Millbrae
San Mateo
Pacifica
Montara
Redwood City
Palo Alto
Mountain View
Milpitas
Sunnyvale
San Jose
Santa Clara
Cupertino
Campbell
Saratoga
Los Gatos
Pescadero
San Gregorio
Pacific Ocean

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Cupertino, California	Cut-off Date Balance		$41,000,000
Property Type	Office	Cut-off Date Balance per SF		$408.56
Size (SF)	100,352	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 4/6/2017	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/6/2017	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1968 / 2007	Mortgage Rate		4.49000%
Appraised Value	$71,240,000	Original Term to Maturity (Months)		120
Appraisal Date	12/14/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	HGGP Capital VIII, LLC; HGGP Capital IX, LLC and HGGP Capital XI, LLC	Original Interest Only Period (Months)		120
Property Management	Harbor Group Management Co., LLC	First Payment Date		2/6/2017
		Maturity Date		1/6/2027

Underwritten Revenues	$4,338,364
Underwritten Expenses	$135,151	Escrows(1)
Underwritten Net Operating Income (NOI)	$4,203,213		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,075,396	Taxes	$0	$0
Cut-off Date LTV Ratio	57.6%	Insurance	$12,315	$2,463
Maturity Date LTV Ratio	57.6%	Replacement Reserve	$0	$1,673
DSCR Based on Underwritten NOI / NCF	2.25x / 2.18x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,000,000	60.3%	Purchase Price(2)	$66,865,000	98.3%
Principal’s New Cash Contribution	26,912,375	39.6	Closing Costs	1,146,833	1.7
Other Sources	111,774	0.2	Reserves	12,315	0.0

Total Sources	$68,024,148	100.0%	Total Uses	$68,024,148	100.0%

(1)	See “—Escrows” below.
(2)	Thor Equities was under contract with the seller to purchase the 19000 Homestead Road Property for $66,865,000 but subsequently assigned the purchase contract to the borrower sponsor, Harbor Group Management Co., LLC (the “Harbor Group”), and received 14.53% equity interest in the 19000 Homestead Road Property in return as an assignment fee.

■	The Mortgage Loan. The mortgage loan (the “19000 Homestead Road Loan”) is evidenced by a note in the original principal amount of $41,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a two-story office building located in Cupertino, California (the “19000 Homestead Road Property”). The 19000 Homestead Road Loan was originated by Citigroup Global Markets Realty Corp. on December 30, 2016 and represents approximately 4.0% of the Initial Pool Balance. The note evidencing the 19000 Homestead Road Loan has an outstanding principal balance as of the Cut-off Date of $41,000,000 and an interest rate of 4.49000% per annum. The proceeds of the 19000 Homestead Road Loan were primarily used to acquire the 19000 Homestead Road Property, fund reserves and pay origination costs.

The 19000 Homestead Road Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The 19000 Homestead Road Loan requires monthly payments of interest only for the entire term of the loan. The scheduled maturity date of the 19000 Homestead Road Loan is the due date in January 2027. At any time after the second anniversary of the securitization Closing Date, the 19000 Homestead Road Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 19000 Homestead Road Loan documents. Voluntary prepayment of the 19000 Homestead Road Loan is permitted on or after the due date occurring in November 2026 without payment of any prepayment premium.

■	The Mortgaged Property. The 19000 Homestead Road Property consists of a two-story building over 100,352 SF located on a 6.6-acre site at 19000 Homestead Road in Cupertino, California. The 19000 Homestead Road Property was built in 1968, and renovated in 2007. The building has a functional design and layout, feature typical floor plates for office or tech users and are suitable for single or multiple tenant occupancy. Two elevators provide vertical access.

The 19000 Homestead Road Property is 100.0% leased to Kaiser Foundation Hospitals, Inc. (“Kaiser”) under a lease that commenced February 20, 2003 for a 20-year term with obligations for 100% of tax, insurance, and common area maintenance. Kaiser’s current rent of $41.88 per SF increases approximately 0.82% each October 20th through the expiration of its lease term. Kaiser has the right to renew the lease term for two periods of five years with written notice not less than 12 months at fair market rent. The lease does not provide a tenant termination option, the right to contract, or the right to assign the lease without the landlord’s consent. Kaiser currently uses the premises for a Chemical Dependency Recovery Program, Child & Adolescent Psychiatry, Continuing Care, and Worksite Wellness.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

96

LOAN #6: 19000 HOMESTEAD ROAD

Kaiser operates as a subsidiary of Kaiser Permanente Inc. Founded in 1945, Kaiser Permanente Inc. is one of the nation’s largest not-for-profit health plans, serving more than 10.6 million members in eight states and the District of Columbia with headquarters in Oakland, California. The company’s structure includes Kaiser and their subsidiaries, Kaiser Foundation Health Plan, Inc., and The Permanente Medical Groups. Kaiser Permanente’s 2012 through 2015 revenues were $50.6 billion, $53.6 billion, $56.4 billion, and $60.7 billion, respectively.

The following table presents certain information relating to the sole tenant at the 19000 Homestead Road Property:

Largest Owned Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Kaiser Foundation Hospitals, Inc.	A+ / NR / AA-	100,352	100.0%	$4,365,563	100.0%	$43.50	2/19/2023	2, 5-year options
Largest Owned Tenant		100,352	100.0%	$4,365,563	100.0%	$43.50
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenant		100,352	100.0%	$4,365,563	100.0%	$43.50

(1)	Based on the underwritten rent roll dated April 6, 2017.

(2)	UW Base Rent and UW Base Rent $ per SF include present value of contractual rent steps through the lease expiration date.

The following table presents certain information relating to the lease rollover schedule at the 19000 Homestead Road Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	100,352	100.0	100.0%	4,365,563	100.0	$43.50	1
2024	0	0.0	100.0%	0	0.0	$0.00	0
2025	0	0.0	100.0%	0	0.0	$0.00	0
2026	0	0.0	100.0%	0	0.0	$0.00	0
2027	0	0.0	100.0%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	100,352	100.0%		$4,365,563	100.0%	$43.50	1

(1)       Calculated based on the approximate square footage occupied by each collateral tenant.

The following table presents certain information relating to historical leasing at the 19000 Homestead Road Property:

Historical Leased %(1)

	2014	2015	2016	As of 4/6/2017(2)
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated April 6, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

97

LOAN #6: 19000 HOMESTEAD ROAD

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 19000 Homestead Road Property:

Cash Flow Analysis(1)

	2014	2015	2016	Underwritten	Underwritten $ per SF
Base Rent	$4,108,992	$4,142,850	$4,176,981	$4,202,748	$41.88
Contractual Rent Steps(2)	0	0	0	162,815	1.62
Gross Up Vacancy	0	0	0	0	0.00
Total Reimbursement Revenue(3)	0	0	0	130,151	1.30
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(157,350)	(1.57)
Effective Gross Income	$4,108,992	$4,142,850	$4,176,981	$4,338,364	$43.23

Real Estate Taxes	$0	$0	$0	$0	$0.00
Insurance	0	0	0	0	0.00
Management Fee(3)	0	0	0	130,151	1.30
Other Operating Expenses(4)	0	0	0	5,000	0.05
Total Operating Expenses	$0	$0	$0	$135,151	$1.35

Net Operating Income	$4,108,992	$4,142,850	$4,176,981	$4,203,213	$41.88
TI/LC	0	0	0	107,747	1.07
Capital Expenditures	0	0	0	20,070	0.20
Net Cash Flow	$4,108,992	$4,142,850	$4,176,981	$4,075,396	$40.61

Occupancy	100.0%	100.0%	100.0%	100.0%
NOI Debt Yield	10.0%	10.1%	10.2%	10.3%
NCF DSCR	2.20x	2.22x	2.24x	2.18x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Includes the present value of contractual rent increases through the Kaiser lease expiration date.

(3)	Due to the Kaiser’s absolute net lease, the underwritten cash flow excluded historical, budgeted, and underwritten expenses except for an underwritten 3% management fee. The 19000 Homestead Road Property is managed by an affiliate of the borrowers without an agreement or fee. Kaiser is obligated for 100.0% of real estate taxes and the reimbursement of the landlord’s insurance and common area maintenance fees.

(4)	Represents estimated non-reimbursable landlord expenses.

■	Appraisal. According to the appraisal, the 19000 Homestead Road Property had an “as is” and a “go dark” appraised value of $71,240,000 for each as of December 14, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$71,240,000	NA	5.50%
Go Dark	$71,240,000(1)	NA	NA

(1)	The appraiser concluded a “go dark” value of $71,240,000 based on a market rental rate of $3.50 per SF per month and minimal lease up costs considering the overall location and the most probable use of the site (owner operator).

■	Environmental Matters. According to a Phase I environmental report, dated November 11, 2016, the continued implementation of an asbestos O&M plan was recommended. Furthermore, the 19000 Homestead Road Property is currently registered as an active Superfund site by the Environmental Protection Agency (“EPA”). The Phase I environment report also recommends the continuation of remedial activities and groundwater monitoring on site and within the site vicinity, in accordance with regulatory oversight until regulatory closure is granted.

■	Market Overview and Competition. The 19000 Homestead Road Property is located in Cupertino, California within the San Jose-Sunnyvale-Santa Clara MSA approximately 10 miles west of San Jose and 45 miles south of San Francisco. The 19000 Homestead Road Property is located less than two miles north of Interstate 280 and less than two miles south of State Highway 82. The immediate area surrounding the 19000 Homestead Road Property primarily consists of multifamily uses (49.0%), retail (35.0%), industrial (10.0%) and office (6.0%). According to a third party report, the 2016 population within a 1-, 3-, and 5-mile radius of the 19000 Homestead Road Property was 32,464, 229,456, and 481,781, respectively. According to the same report, the 2016 average household income within a 1-, 3-, and 5-mile radius of the 19000 Homestead Road Property was $157,936, $155,559, and $149,085, respectively.

Apple’s headquarters, which consists of six main buildings with over 15,000 employees, is located two miles west of the 19000 Homestead Road Property in an area known as the Infinite Loop. In addition to the facilities located at the Infinite Loop, Apple also occupies an additional thirty buildings scattered throughout Cupertino. Other companies with headquarters located in Cupertino include Trend Micro, Seagate Technology, SugarCRM, and Packeteer. Numerous other companies which are not headquartered in Cupertino but have facilities within the city limits include Olivetti,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

98

LOAN #6: 19000 HOMESTEAD ROAD

Oracle, and IBM. Kaiser Permanente Santa Clara Medical Center, a research, teaching and trauma-care hospital which serves the Silicon Valley and Southern Peninsula, is located 0.5 miles east of the 19000 Homestead Road Property. The 19000 Homestead Road Property’s location adjacent to the Apple campus and proximate to the Medical Center provides potential demand from technology and medical users should the current tenant vacate the premises.

The appraiser analyzed five single tenant office leases which indicated a range of $39.00 per SF ($3.25 per SF per month) to $41.40 per SF ($3.45 per SF per month) triple net with an average of $39.96 per SF ($3.33 per SF per month). Based on the office comparables, the appraiser concluded to a $42.00 per SF ($3.50 per SF per month) triple net for the 19000 Homestead Road Property.

The following table presents certain information relating to the primary competition for the 19000 Homestead Road Property:

Office Lease Comparables(1)

	19000 Homestead Road Property	Main Street Cupertino	Main Street Cupertino	433 N Mathilda Ave	Magic Leap	Moffett Gateway
Total NRA	100,352(2)	137,713	136,575	121,871	61,921	298,924
% Occupied (Total)	100.0%(2)	100.0%	100.0%	100.0%	100.0%	100.0%
Year Built/Renovated	1968 / 2007	2014 / NAP	2016 / NAP	2016 / NAP	1998 / NAP	2016 / NAP
Tenant Name	Kaiser Foundation Hospitals	Apple	Apple	Apple	Magic Leap	Google
Lease Commencement Date	2/20/2003	10/1/2015	2/1/2016	4/1/2016	4/12/2016	8/3/2016
Rent ($ per SF per Month)	$3.49(3)	$3.33	$3.33	$3.25	$3.30	$3.45

(1)	Source: Appraisal.

(2)	Based on underwritten rent roll dated April 6, 2017.

(3)	Excludes present value of contractual rent steps through the Kaiser lease expiration date.

■	The Borrowers. The borrowers are Firewish 19000, LLC and 19000 Homestead Associates, LLC, each of which is a Delaware limited liability company and single purpose entity with two independent directors. The borrowers are set up as two tenants-in-common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 19000 Homestead Road Loan. The carveout guarantors for the 19000 Homestead Road Loan are HGGP Capital VIII, LLC, HGGP Capital IX, LLC and HGGP Capital XI, LLC which are all subsidiaries of the Harbor Group International.

Founded in 1985, Harbor Group International is headquartered in Norfolk, Virginia and controls approximately $4.7 billion of investment properties across North America and Europe. Harbor Group International provides real estate investment opportunities in the worldwide market to accredited individuals and institutional investors. Harbor Group International currently owns more than 5.1 million SF of commercial properties and in excess of 25,000 apartment units. The Harbor Group International portfolio currently consists of two hotels, 23 office properties, 52 multifamily properties, 15 retail shopping centers, one industrial property and various land development sites.

■	Escrows. On the origination date of the 19000 Homestead Road Loan, the borrowers funded a reserve of $12,315 for insurance premiums.

On each due date, the borrowers will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, initially estimated to be $67,154, provided that the tax escrow will be waived so long as the Reserve Waiver Conditions (as defined below) are satisfied, (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, initially estimated to be $2,463, provided that insurance is not covered under an acceptable blanket or umbrella policy, and (iii) a replacement reserve in the amount of $1,673.

The borrowers are party to a remediation agreement relating to the 19000 Homestead Road Property. If any party to the remediation agreement is in default under the remediation agreement beyond all notice and cure periods, the borrowers are required to, among other requirements, deposit an amount equal to 110% of the aggregate costs of the remediation obligations into a remediation reserve fund to be held with the lender.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

99

LOAN #6: 19000 HOMESTEAD ROAD

The “Reserve Waiver Conditions” are satisfied if (i) no event of default, 19000 Homestead Road Trigger Period (as defined below) or 19000 Homestead Road Specified Tenant Trigger Period (as defined below) has occurred and is continuing, (ii) the lease of the 19000 Homestead Road Specified Tenant (as defined below) is in full force and effect with no defaults thereunder, (iii) the 19000 Homestead Road Specified Tenant continues to make the payments and perform the obligations required under its lease, in each case, relating to the obligations and liabilities for which the applicable reserve account was established, (iv) without limitation of the foregoing, with respect to the tax account, the 19000 Homestead Road Specified Tenant pays (and is obliged pursuant to its lease to pay) all applicable taxes directly to the applicable imposing governmental authority prior to the date the same become delinquent and evidence of the same is delivered to the lender by no later than five days after the same were due, (v) the 19000 Homestead Road Specified Tenant is not bankrupt or insolvent and (vi) the 19000 Homestead Road Specified Tenant has not expressed its intention in writing to terminate, cancel or default under its lease (including, without limitation, in connection with any rejection in any bankruptcy or similar insolvency proceeding).

Lockbox and Cash Management. The 19000 Homestead Road Loan documents require a hard lockbox with in place cash management. The 19000 Homestead Road Loan documents require tenants, pursuant to tenant direction letters, to pay rent directly to the lockbox account and require that all other money received by the borrowers with respect to the 19000 Homestead Road Property be immediately deposited into such lockbox account. All amounts in the lockbox account are required to be swept to a lender-controlled cash management account on each business day and, provided no event of default under the 19000 Homestead Road Loan documents is continuing, applied to payment of debt service, payment of operating expenses, and funding of required reserves, with the remainder (i) if a 19000 Homestead Road Trigger Period is continuing, to be held by the lender in an excess cash reserve account and (ii) if no 19000 Homestead Road Trigger Period is continuing, to be disbursed into the borrowers’ operating account. Upon the occurrence and during the continuance of an event of default under the 19000 Homestead Road Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 19000 Homestead Road Loan (and/or toward the payment of expenses of the 19000 Homestead Road Property), in such order of priority as the lender may determine.

A “19000 Homestead Road Trigger Period” means a period commencing upon the earliest of (i) the occurrence of an event of default under the 19000 Homestead Road Loan documents, (ii) the debt yield being less than 7.0%, and (iii) the occurrence of a 19000 Homestead Road Specified Tenant Trigger Period, and expiring upon (x) with regard to any 19000 Homestead Road Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (y) with regard to any 19000 Homestead Road Trigger Period commenced in connection with clause (ii) above, the date that the debt yield is equal to or greater than 7.25% for two consecutive calendar quarters, and (z) with regard to any 19000 Homestead Road Trigger Period commenced in connection with clause (iii) above, the applicable 19000 Homestead Road Specified Tenant Trigger Period ceasing to exist.

A “19000 Homestead Road Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of: (i) any 19000 Homestead Road Specified Tenant being in continuing default under its applicable lease; (ii) any 19000 Homestead Road Specified Tenant failing to be in actual, physical possession of its leased space (or applicable portion thereof), failing to be open to the public for business during customary hours and/or “going dark” in the leased space; (iii) any 19000 Homestead Road Specified Tenant giving notice that it is terminating the applicable lease for all or any portion of the leased space; (iv) any termination or cancellation of any applicable 19000 Homestead Road Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any applicable 19000 Homestead Road Specified Tenant lease failing to otherwise be in full force and effect; (v) any bankruptcy or similar insolvency of a 19000 Homestead Road Specified Tenant; (vi) the failure of the 19000 Homestead Road Specified Tenant to provide written notice to the borrowers of renewal of the applicable 19000 Homestead Road Specified Tenant’s lease for a minimum term of five years upon the earlier to occur of (A) the date one year prior to its then-current lease expiration or (B) the date required to exercise a renewal under such 19000 Homestead Road Specified Tenant’s lease or (vii) the 19000 Homestead Road Specified Tenant (x) ceasing to be an affiliate of the tenant or (y) the senior unsecured credit rating (or equivalent thereof) of the 19000 Homestead Road Specified Tenant falling to below “BBB-“ from S&P and an equivalent rating from each of the rating agencies; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence demonstrating (i) the cure of the applicable event giving rise to the 19000 Homestead Road Specified Tenant Trigger Period in accordance with the 19000 Homestead Road Loan documents, or (ii) the borrowers leasing the entire space that was demised to the 19000 Homestead Road Specified Tenant (or such portion that was terminated) in accordance with the 19000 Homestead Road Loan documents and the applicable new tenant (or series of tenants) under such lease being in actual, physical occupancy of the space, open to the public for business and paying the full amount of rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #6: 19000 HOMESTEAD ROAD

A “19000 Homestead Road Specified Tenant” means Kaiser or any replacement tenant in accordance with the 19000 Homestead Road Loan documents (and an affiliate of either providing credit support or a guaranty under its respective lease).

■	Property Management. The 19000 Homestead Road Property is currently managed by Harbor Group Management Co., LLC, an affiliate of the borrowers’ sponsor. The borrowers may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, so long as (i) no event of default has occurred and is continuing under the 19000 Homestead Road Loan documents, (ii) the lender receives at least 45 days’ prior written notice and (iii) the applicable replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of rating agency confirmation). The lender has the right to require that the borrowers terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists a 19000 Homestead Road Trigger Period; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy with no deductible in excess of $25,000 that provides coverage for terrorism in an amount equal to the full replacement cost of the 19000 Homestead Road Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering up to the earlier of (i) the 6 months following restoration or (ii) the period of time until such income returns to the same level it was prior to the loss, whichever occurs first). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

101

LOAN #7: VETERAN’S PLAZA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

102

LOAN #7: VETERAN’S PLAZA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

103

LOAN #7: VETERAN’S PLAZA

MAP © 2017 CARTIFACT
San Francisco Bay
SAN CARLOS AIRPORT
Belmont
San Carlos
Veteran's Plaza
1400 Veterans Boulevard
Redwood City, CA 94063
Redwood City
BAYSHORE FREEWAY
Atherton
Menlo Park
DOWNTOWN MENLO PARK
DOWNTOWN PALO ALTO
WEST MENLO PARK
Palo Alto
STANFORD HILLS
COLLEGE TERRACE
San Francisco
Oakland
San Jose
Pacific Ocean

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

104

LOAN #7: VETERAN’S PLAZA

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties		1	Loan Seller		PCC
Location (City/State)		Redwood City, California	Cut-off Date Balance		$40,000,000
Property Type		Office	Cut-off Date Balance per SF		$640.00
Size (SF)		62,500	Percentage of Initial Pool Balance		3.9%
Total Occupancy as of 4/1/2017		100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2017		100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation		2001 / 2014	Mortgage Rate		4.52000%
Appraised Value		$69,000,000	Original Term to Maturity (Months)		118
Appraisal Date		12/7/2016	Original Amortization Term (Months)		360
Borrower Sponsors(1)		Various	Original Interest Only Term (Months)		58
Property Management		Hunter Properties, Inc.	First Payment Date		4/1/2017
			Maturity Date		1/1/2027

Underwritten Revenues(2)		$4,543,772
Underwritten Expenses		$735,880
Underwritten Net Operating Income (NOI)(2)		$3,807,892		Escrows
Underwritten Net Cash Flow (NCF)(2)		$3,670,392		Upfront	Monthly
Cut-off Date LTV Ratio		58.0%	Taxes	$79,230	$16,324
Maturity Date LTV Ratio		53.1%	Insurance	$27,143	$7,054
DSCR Based on Underwritten NOI / NCF(2)		1.56x / 1.51x	Replacement Reserve(3)	$2,083	$1,042
Debt Yield Based on Underwritten NOI / NCF(2)		9.5% / 9.2%	Other(4)	$950,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,000,000(5)	100.0%	Loan Payoff(5)	$40,000,000	100.0%

Total Sources	$40,000,000	100.0%	Total Uses	$40,000,000	100.0%

(1)	Borrower Sponsors: Derek K. Hunter, Jr., Edward D. Storm, The Hunter 1988 Revocable Trust U/A/D August 4, 1988, as amended and restated on November 9, 1995, The Edward D. Storm 2001 Revocable Trust, dated February 15, 2001, as amended and restated on October 30, 2014.

(2)	Underwritten Revenues are based on the average rent over the 10 year term of $63.20 per SF for the sole tenant, Kaiser Foundation Hospitals, occupying 100.0% of the NRA, which executed an early 10 year renewal on December 15, 2016. Using the in-place annual rent of $56.40 per SF, DSCR based on Underwritten NOI, DSCR based on Underwritten NCF, Debt Yield Based on Underwritten NOI and Debt Yield based on Underwritten NCF would be 1.39x, 1.34x, 8.5% and 8.1%, respectively.

(3)	The borrower’s obligation to make monthly deposits into the Replacement Reserve is temporarily suspended at any time the amount in such reserve equals or exceeds $25,000.

(4)	The other upfront escrow, the Kaiser lease escrow, represents a tenant allowance to Kaiser Foundation Hospitals as part of their 10 year lease extension pursuant to the third amendment to the office building lease dated December 15, 2016. See “—Escrows” below.

(5)	The Veteran’s Plaza Loan refinanced a loan (the “Prior Veteran’s Plaza Loan”) in the amount of $40,000,000 originally made by Macquarie Investments US Inc. to the borrower on December 21, 2016. The Prior Veteran’s Plaza Loan was used to pay off existing debt comprised of a $29,650,246 mortgage originated by JP Morgan Chase & Co. (JPMCC 2006-CB15) pay defeasance costs, return equity to the borrower ($5,432,984), fund reserves ($1,009,440) and pay closing costs ($1,073,605). The Prior Veteran’s Plaza Loan was refinanced with the current Veteran’s Plaza Loan on March 13, 2017 by Macquarie US Trading LLC.

■	The Mortgage Loan. The mortgage loan (the “Veteran’s Plaza Loan”) is evidenced by a note in the original principal amount of $40,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 62,500 SF medical office and four-story parking structure building located in Redwood City, San Mateo County, California (the “Veteran’s Plaza Property”). The Veteran’s Plaza Loan was originated by Principal Commercial Capital on March 13, 2017 and represents approximately 3.9% of the Initial Pool Balance. The Veteran’s Plaza Loan has an outstanding principal balance as of the Cut-off Date of $40,000,000 and accrues interest at an interest rate of 4.52000% per annum. The proceeds of the Veteran’s Plaza Loan were used to refinance the Prior Veteran’s Plaza Loan, which in turn was primarily used to refinance existing debt secured by the Veteran’s Plaza Property, return equity to the borrower, fund reserves and pay origination costs.

The Veteran’s Plaza Loan had an initial term of 118 months and has a remaining term as of the Cut-off Date of 117 months. The Veteran’s Plaza Loan requires monthly payments of interest only for the initial 58 months, followed by monthly payments of interest and principal sufficient to amortize the Veteran’s Plaza Loan over a 30-year amortization schedule. The scheduled maturity date of the Veteran’s Plaza Loan is the due date in January 2027. Provided no event of default under the Veteran’s Plaza Loan documents has occurred and is continuing, at any time from and after the 25th payment date following the securitization Closing Date, the Veteran’s Plaza Loan may be defeased in whole with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Veteran’s Plaza Loan documents. In addition, the Veteran’s Plaza Loan is prepayable without penalty on or after the due date occurring in September 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Veteran’s Plaza Property is a 62,500 SF, Class A medical office and four-story parking structure located in Redwood City, California. The Veteran’s Plaza Property is located approximately 8.3 miles northwest of Stanford University, 7.2 miles northwest of Palo Alto, and 27.1 miles southeast of San Francisco. The Veteran’s Plaza Property is located less than a mile from the Downtown Redwood City Caltrain station that features Baby Bullet Express train services between San Jose and San Francisco. The Veteran’s Plaza Property has direct access to Highway 101 and California State Route 84 (El Camino Real). Built in 2001, and renovated in 2014 by the sponsor, the Veteran’s Plaza Property is situated on a 1.8 acre parcel. The Veteran’s Plaza Property contains 177 parking spaces via attached four-story parking structure and 38 surface parking spaces. The 215 total parking spaces result in a parking ratio of 3.44 spaces per 1,000 SF of rentable area.

As of April 1, 2017, the Veteran’s Plaza Property is 100.0% leased to Kaiser Foundation Hospitals (“Kaiser”), a California nonprofit public benefit corporation. The Veteran’s Plaza Property was a build to suit for Kaiser in 2001. Kaiser executed an early 10 year renewal agreement dated December 15, 2016 with a lease expiration of December 31, 2026. Kaiser has two, seven-year renewal options remaining that require at least 240 days’ notice. The Kaiser lease provides for contractual rent increases of 2.5% per year over the 10 year term. Kaiser utilizes the office space for departments and services including occupational medicine, orthopedic medicine, chronic pain management, physical therapy, physical medicine and rehabilitation and psychiatry. The Veteran’s Plaza Property is part of the Kaiser Permanente Medical Campus, which includes 12 medical office buildings and a recently constructed 149-bed hospital, occupied by Kaiser Permanente (“KP”) or its subsidiaries.

Kaiser is a regional operating subsidiary of KP. KP is an integrated managed care consortium, headquartered in Oakland, California, and is one of the largest health care providers and not-for-profit health plans in the United States. KP is made up of three interdependent groups of entities: the Kaiser Foundation Health Plan, Inc. and its regional operating subsidiaries; Kaiser and their subsidiaries (sole tenant at the Veteran’s Plaza Property); and the regional Permanente Medical Groups. As of September 30, 2016, KP has 38 hospitals, 651 medical offices, 19,749 physicians, 52,214 nurses and approximately 201,024 employees operating in California, Washington, Oregon, Colorado, Georgia, Hawaii, Maryland, District of Columbia and Virginia. In Northern California, KP has 21 hospitals and 238 medical offices. KP or its subsidiaries occupies space in eight other buildings in Redwood City.

The following table presents certain information relating to the sole tenant at the Veteran’s Plaza Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Kaiser Foundation Hospitals(2)	A+ / NR / AA-	62,500	100.0%	$3,950,000(3)	100.0%	$63.20	12/31/2026	2, 7-year options
Largest Tenant		62,500	100.0%	$3,950,000	100.0%	$63.20
Vacant Space		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenant		62,500	100.0%	$3,950,000	100.0%	$63.20

(1)	Ratings are those of the tenant.

(2)	Kaiser has an option to purchase the Veteran’s Plaza Property during the option term (January 1, 2025 - December 31, 2025), and a right of first offer with respect to the Veteran’s Plaza Property. See “Purchase Option and Right of First Offer” below.

(3)	UW Base Rent is based on the average rent over the 10-year term of $63.20 per SF for the sole tenant, Kaiser, occupying 100.0% of the NRA which executed an early 10 year renewal on December 15, 2016. The in-place annual rent is $56.40 per SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the Veteran’s Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	62,500	100.0	100.0%	3,950,000	100.0	$63.20	1
2027	0	0.0	100.0%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	62,500	100.0%		$3,950,000	100.0%	$63.20	1

(1)	Calculated based on approximate square footage occupied by each collateral tenant.

The following table presents certain information relating to historical leasing at the Veteran’s Plaza Property:

Historical Leased %(1)

	2014	2015	2016	As of 4/1/2017(2)
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	Based on underwritten rent roll dated April 1, 2017.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Veteran’s Plaza Property:

Cash Flow Analysis(1)

	2013	2014	2015	2016	Underwritten	Underwritten $ per SF
Base Rent(2)	$3,416,875	$3,518,750	$3,628,125	$3,736,250	$3,950,000	$63.20
Total Rent	$3,416,875	$3,518,750	$3,628,125	$3,736,250	$3,950,000	$63.20
Total Reimbursables	431,500	384,946	479,702	438,289	734,301	11.75
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(140,529)	(2.25)
Effective Gross Income	$3,848,375	$3,903,696	$4,107,827	$4,174,539	$4,543,772	$72.70

Real Estate Taxes(3)	$184,559	$179,104	$197,918	$187,514	$460,000	$7.36
Insurance	78,447	65,598	70,913	70,130	70,130	1.12
Management Fee	115,177	106,796	132,908	114,467	136,313	2.18
Other Operating Expenses	53,085	52,143	42,616	69,437	69,437	1.11
Total Operating Expenses	$431,268	$403,641	$444,355	$441,548	$735,880	$11.77

Net Operating Income	$3,417,107	$3,500,055	$3,663,472	$3,732,991	$3,807,892	$60.93
TI/LC	0	0	0	0	125,000	2.00
Replacement Reserves	0	0	0	0	12,500	0.20
Net Cash Flow	$3,417,107	$3,500,055	$3,663,472	$3,732,991	$3,670,392	$58.73

Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
NOI Debt Yield	8.5%	8.8%	9.2%	9.3%	9.5%
NCF DSCR	1.40x	1.44x	1.50x	1.53x	1.51x

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on the average rent over the 10-year term of $63.20 per SF for the sole tenant, Kaiser, occupying 100.0% of the NRA which executed an early 10-year renewal on December 15, 2016. The in-place annual rent is $56.40 per SF.

(3)	Real Estate Taxes have been underwritten to the loan amount multiplied by the millage rate (1.1105%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the Veteran’s Plaza Property had an “as-is” appraised value of $69,000,000 as of December 7, 2016. The appraiser valued the Veteran’s Plaza Property based on the two approaches below and gave more weight to the Discounted Cash Flow Approach to determine the “as-is” appraised value of the Veteran’s Plaza Property.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$70,100,000	N/A	5.50%
Discounted Cash Flow Approach	$71,100,000	6.50%	6.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Pursuant to the Phase I environmental site assessment dated December 6, 2016, the environmental consultants reported that groundwater contamination in the area of the Veteran’s Plaza Property by volatile organic compounds appears to originate from upgradient source areas which are currently under environmental regulatory oversight by the Regional Water Quality Control Board – San Francisco Region (“RWQCB”) for investigation and remediation, which was identified as a recognized environmental condition (REC). The Phase I concluded that, based on the records on file, the groundwater contamination at the Veteran’s Plaza Property is being addressed by the responsible parties under regulatory oversight by the RWQCB. The environmental consultants also reported a deed restriction requiring adherence to a risk management plan to restrict use of the Veteran’s Plaza site so as to not allow residential development, or use of the groundwater for any purpose aside from monitoring. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition. According to the appraisal, the Veteran’s Plaza Property is located in the Greater Silicon Valley office market which consists of Silicon Valley, reporting 77.7 million SF of office space, and the San Francisco Peninsula, reporting 32.8 million SF of office space. The Greater Silicon Valley region remains a strong job market, with unemployment of 3.9% and over one million employed as of the third quarter of 2016. Silicon Valley is considered the hub of the high-tech industry in the United States, and continues to be a major research and development center. Silicon Valley is home to 14 of the Fortune 500 corporations including Apple Inc., Hewlett-Packard Company, Intel Corporation, Google, Cisco Systems, Oracle Corporation, Ebay, Synnex, Applied Materials, Agilent Technologies, Symantec, NetApp, Sanmina-SCI Corporation and Advanced Micro Devices. Google and Apple are the two largest employers in Silicon Valley employing 20,000 and 19,000 employees, respectively. In the third quarter of 2016, Google completed expansion of 612,000 SF at Moffett Gateway in Sunnyvale, AMD took 220,000 SF at Santa Clara Square, Nutanix renewed 210,000 SF at the San Jose Airport, and Ford expanded Stanford Research Park (Palo Alto) with 150,000 SF. Under development is Apple’s new 2.8 million SF campus in Cupertino.

According to the appraisal, the Veteran’s Plaza Property is part of the San Francisco Peninsula, South County, Redwood City submarket, consisting of 3.6 million SF of office inventory. Redwood City benefits from its midpoint location between San Francisco and San Jose and its proximity to the Caltrain, the commuter rail system serving San Francisco, San Mateo and Santa Clara counties that spans 77.4 miles and includes 32 stations and had approximately 62,416 passenger weekday ridership in 2016. Proximity to transit is an increasingly important attribute for tenants, employees, and investors. The Caltrain takes less than 40 minutes to travel north to downtown San Francisco or south to San Jose, compared to upwards of an hour to reach these destinations via car due to traffic. Major employers in Redwood City are Box, Inc., and Google, both of which recently leased blocks of space, and other employers include Evernote, Oracle, Electronic Arts, Informatica, PDI/Dreamworks, Shutterfly and Stanford Hospitals & Clinics.

According to a third party market research report, the Redwood City Class A office submarket reported inventory of 3.6 million SF with a 4.7% vacancy rate and asking rents for Class A space of $4.26 per SF, triple-net as of the third quarter of 2016. According to Redwood City’s Downtown Precise Plan which was adopted by the city council on January 24, 2011, new office development could not exceed 500,000 SF. Pursuant to a February 13, 2017 report from a local government official, there is not enough square footage left under the 500,000 SF cap for another office project to be undertaken. The three projects currently under construction total 249,653 SF and have been 59.5% preleased.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to sales comparables for the Veteran’s Plaza Property:

Office Building Sales Comparables(1)

Property Name	Property Location	Rentable Area (SF)	Sale Date	Sale Price (in millions)	Sale Price (per SF)
19000 Homestead Road	Cupertino, CA	100,352	Dec. 2016	$68.1	$679
De Anza Plaza I and II	Cupertino, CA	83,959	Aug. 2016	$52.3	$622
100 View Street	Mountain View, CA	42,876	April 2016	$55.0	$1,283
Sunnyvale Town Center	Sunnyvale, CA	313,920	Dec. 2015	$270	$860
Campus @ 3333, Phase I	Santa Clara, CA	459,655	Dec. 2015	$305	$664
700-900 Concar Drive	San Mateo, CA	208,738	Feb. 2015	$134	$642

(1)	Source: Appraisal.

Office Lease Comparables(1)

Property Name	Property Location	Tenant Name	Lease Date	Leased Area (SF)	Lease Term (months)	Monthly Base Rent per SF	Lease Type
Veteran’s Plaza Property	Redwood City, CA	Kaiser Foundation Hospitals	Jan. 2017(2)	62,500(2)	120(2)	$4.70(2)	Net(2)
Pacific Shores Center	Redwood City, CA	RocketFuel	Dec. 2016	38,875	36	$4.00	Net
Crossing 900	Redwood City, CA	Wealthfront, Inc.	Dec. 2015	27,003	18	$5.00	Net
1001 Marshall	Redwood City, CA	IMVU, Inc.	Nov. 2015	11,984	60	$5.75	Net
400/450 Concar	San Mateo, CA	Medallia, Inc.	March 2016	208,994	156	$4.66	Net
Bay Meadows	San Mateo, CA	Open Text, Inc.	Oct. 2016	108,015	120	$4.75	Net
601 Marshall Street(3)	Redwood City, CA	Goodwin Procter LLP	Jan. 2017	99,750	150	$6.25	Net
815 Hamilton Street(3)	Redwood City, CA	McKinsey & Company, Inc.	Nov. 2016	37,814	144	$6.35	Net
815 Hamilton Street(3)	Redwood City, CA	Balsam Brands, Inc.	March 2015	29,519	145	$6.00	Net

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 1, 2017.

(3)	Based on recent executed leases in the market and were not included in the appraisal.

■	The Borrower. The borrower is Vet Plaza, LLC, a California limited liability company and a single purpose entity, with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Veteran’s Plaza Loan.

The guarantors of the non-recourse carveouts under the Veteran’s Plaza Loan are Derek K. Hunter, Jr. and Edward D. Storm. In addition, The Hunter 1988 Revocable Trust U/A/D August 4, 1988, as amended and restated on November 9, 1995, and The Edward D. Storm 2001 Revocable Trust, dated February 15, 2001, as amended and restated on October 30, 2014, serve as guarantors of the non-recourse carveouts under the Veteran’s Plaza Loan documents.

■	Escrows. On the origination date of the Veteran’s Plaza Loan, the borrower deposited (i) $79,230 into a tax reserve account, (ii) $27,143 into an insurance reserve account, (iii) $2,083 into a replacement reserve account and (iv) $950,000 for the Kaiser lease escrow in respect of a tenant improvement allowance which may also be applied by the tenant as a rent credit.

■	On each due date, the borrower is required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $16,324, into a tax reserve account, (ii) one-twelfth of the annual insurance premiums, which currently equates to $7,054 and (iii) $1,042 into a replacement reserve account, provided that the borrower’s obligation to make monthly deposits into the replacement reserve account is temporarily suspended at any time the amount in such reserve equals or exceeds $25,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Veteran’s Plaza Loan documents require a springing hard lockbox with springing cash management. Following the occurrence of a Veteran’s Plaza Cash Sweep Trigger Event (as defined below), the Veteran’s Plaza Loan documents require the borrower to establish a lender-controlled lockbox account and to direct all tenants to pay rent directly to such lockbox account and require that all other money received by the borrower with respect to the Veteran’s Plaza Property be deposited into such lockbox account within two business days following receipt. Following the occurrence of a Veteran’s Plaza Cash Sweep Trigger Event and until the occurrence of a Veteran’s Plaza Cash Sweep Cure (as defined below), all cash flow is required to be swept from the lockbox account into a lender-controlled cash management account and applied in accordance with the Veteran’s Plaza Loan documents, and excess cash is required to be swept and held in a lender controlled account (the “Veteran’s Plaza Sweep Account”) as additional collateral for the Veteran’s Plaza Loan. Upon a Veteran’s Plaza Cash Sweep Cure, all funds in the lockbox account and Veteran’s Plaza Sweep Account are required to be swept to the borrower’s operating account.

A “Veteran’s Plaza Cash Sweep Trigger Event” means the occurrence of any one or more of the following as determined by the lender in its reasonable discretion: (a) an event of default under the Veteran’s Plaza Loan, or (b) a Kaiser Cash Sweep Trigger Event (as defined below).

A “Veteran’s Plaza Cash Sweep Cure” means the following, as determined by the lender in its reasonable discretion: (i) with respect to a Veteran’s Plaza Cash Sweep Trigger Event described in clause (a) of the definition thereof, the cure of the related event of default, as determined by the lender in its reasonable discretion or the specific waiver in writing by the lender of the related event of default under the Veteran’s Plaza Loan; (ii) with respect to a Veteran’s Plaza Cash Sweep Trigger Event described in clause (b) of the definition thereof, a Kaiser Cash Sweep Cure (as defined below).

A “Kaiser Cash Sweep Trigger Event” means the occurrence of any one or more of the following as determined by the lender in its reasonable discretion: (a) Kaiser ceases to operate 75% or any greater portion of the Veteran’s Plaza Property leased under the Kaiser lease, or 75% or any greater portion of the Veteran’s Plaza Property leased under the Kaiser lease are deserted, vacated or not used in accordance with the terms of the Kaiser lease for a period of at least 12 months; (b) Kaiser files any petition for debt relief under any section or chapter of the federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar laws or any petition is filed against Kaiser under any bankruptcy laws; (c) Kaiser provides notice to the borrower of its intent to terminate the Kaiser lease; (d) an event of default by Kaiser occurs under the Kaiser lease, beyond all applicable notice and cure periods; or (e) Kaiser has not renewed the Kaiser lease at market terms acceptable to the lender at least 12 months prior to the scheduled expiration date of the Kaiser lease and any future expiration date (or the expiration of the lease of any replacement tenant acceptable to the lender).

A “Kaiser Cash Sweep Cure” means the following, as determined by the lender in its reasonable discretion: (i) with respect to a Kaiser Cash Sweep Trigger Event described in clause (a) of the definition thereof, then the earlier of the following: (A) Kaiser has notified the borrower in writing that Kaiser has rescinded its notice to “go dark,” (B) Kaiser (or an approved subtenant) has resumed operations in the space occupied by Kaiser and has continuously remained in occupancy of, and open, for no less than 60 consecutive days, or (C) the date when the balance of the Veteran’s Plaza Sweep Account equals $3,125,000 or more as determined by the lender in its reasonable discretion; (ii) with respect to a Kaiser Cash Sweep Trigger Event described in clause (b) of the definition thereof, Kaiser has (A) obtained the applicable bankruptcy court’s approval of its affirmation of the Kaiser lease, and (B) delivered to the lender a new estoppel certificate reasonably acceptable to the lender, certifying that (1) the Kaiser lease has been validly affirmed in the bankruptcy proceeding and remains in full force and effect on the same terms and conditions as in effect as of the loan closing date, unless approved by the lender in writing, (2) there is no default existing under the Kaiser lease, (3) Kaiser is in occupancy, and open for business to the general public, (4) Kaiser is paying full, unabated rent under the Kaiser lease, and (5) the Kaiser lease has not been amended or modified without the lender’s prior written consent; (iii) with respect to a Kaiser Cash Sweep Trigger Event described in clause (c) of the definition thereof, borrower has re-let the entire Kaiser space to one or more replacement tenants reasonably acceptable to the lender pursuant to executed leases reasonably acceptable to the lender, and (A) such replacement tenant’s lease is in full force and effect, and (B) such replacement tenant has commenced paying full, unabated rent; (iv) with respect to a Kaiser Cash Sweep Trigger Event described in clause (d) of the definition thereof, the curing of the applicable lease default; and (v) with respect to a Kaiser Cash Sweep Trigger Event described in clause (e) of the definition thereof, (A) Kaiser has executed a new lease or lease extension at the terms stated in the Kaiser lease or otherwise reasonably acceptable to the lender, or (B) the borrower has re-let the entire space leased to Kaiser to one or more replacement tenants acceptable to the lender pursuant to executed leases reasonably acceptable to the lender.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

LOAN #7: VETERAN’S PLAZA

■	Property Management. The Veteran’s Plaza Property is managed by Hunter Properties, Inc., pursuant to the terms of the management agreement. The borrower sponsors are affiliated with Hunter Properties, Inc. If (a) an event of default under the Veteran’s Plaza Loan has occurred and is continuing, (b) the property manager becomes bankrupt or insolvent, or (c) a default beyond any applicable notice and cure period by the property manager occurs under the related management agreement, then the lender, at its option, may require the borrower to engage a replacement management agent and terminate the property manager without fee or obligation to the lender. Provided no event of default under the Veteran’s Plaza Loan is continuing, the borrower may replace the manager with a manager that is either reasonably acceptable to the lender or is a reputable management company with at least seven years’ experience in the management of commercial properties with similar uses and quality as the Veteran’s Plaza Property and in the jurisdiction in which the Veteran’s Plaza Property is located.

■	Purchase Option and Right of First Offer. Kaiser, which leases 100.0% of the net rentable area at the Veteran’s Plaza Property, has a purchase option with respect to the Veteran’s Plaza Property (“Purchase Option”). The Purchase Option is exercisable during the period commencing on January 1, 2025 and expiring on December 31, 2025. The tenant may exercise the Purchase Option by written notice on or before 180 days before the Purchase Option term expires. If the tenant exercises its Purchase Option, the purchase price will be the greater of (i) the fair market value of the Veteran’s Plaza Property, determined pursuant to an appraisal process or (ii) the minimum purchase price ($60,000,000); provided, that if the Purchase Option is exercised in connection with the landlord providing written notice to Kaiser that it wishes to sell the Veteran’s Plaza Property or has received an offer to sell the Veteran’s Plaza Property that it wishes to accept, the minimum purchase price will not apply. Kaiser also has a right of first offer (“ROFO”) to purchase the Veteran’s Plaza Property at a price equal to the fair market value as determined pursuant to an appraisal process, which ROFO commenced upon execution of its current lease and expires on the earlier of (a) the date Kaiser does not accept a ROFO that is offered to it, (b) the date that Kaiser exercises its ROFO and (c) December 31, 2024. Kaiser has agreed that it shall not be permitted to acquire title to the Veteran’s Plaza Property pursuant to its Purchase Option or ROFO at any time prior to the date that the lender acquires title to the Veteran’s Plaza Property, unless and until the lender has confirmed in writing that all terms and conditions for such sale and release of the Veteran’s Plaza Property from the lien of the mortgage have been strictly complied with, as determined in the lender’s commercially reasonable discretion, including but not limited to, satisfaction in full of any loan assumption requirements, defeasance requirements and/or prepayment requirements, all as more particularly set forth in the Veteran’s Plaza Loan documents. Kaiser has also agreed that neither the Purchase Option nor the ROFO is exercisable in connection with any foreclosure sale or deed in lieu of foreclosure; however, the Purchase Option and ROFO continue in full force and effect from and after any foreclosure or deed in lieu of foreclosure. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options, Rights of First Offer and Rights of First Refusal” in the Preliminary Prospectus.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Veteran’s Plaza Loan documents require that the borrower maintain an “all-risk” insurance policy (with a deductible that is acceptable to the lender and is no larger than $50,000) that provides coverage for terrorism in an amount equal to the full replacement cost of the Veteran’s Plaza Property. The Veteran’s Plaza Loan documents also require business interruption insurance covering no less than 12 months; provided that if the policies contain an exclusion for loss or damage incurred as a result of an act of terrorism or similar acts of sabotage, the borrower is required to maintain separate insurance against such loss or damage provided such insurance is commercially available. See “Risk Factors–Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

Sterling Jewelers Corporate Headquarters I & II
375 Ghent Road
Akron, OH 44333
Montrose-Ghent
Fairlawn
Pigeon Creek
Norton
Akron
Stow
Silver Lake
Cuyahoga Falls
Tallmadge
AKRON FULTON INTERNATIONAL AIRPORT
Portage Lakes
Green
New Franklin
Cleveland
Akron
Canton
OHIO
PENN.
Pittsburgh

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

113

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	Natixis
Location (City/State)	Akron, Ohio	Cut-off Date Balance	$38,500,000
Property Type	Office	Cut-off Date Balance per SF	$141.71
Size (SF)	271,675	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 4/5/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/5/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988 / 2014, 2017	Mortgage Rate	4.79000%
Appraised Value	$61,900,000	Original Term to Maturity (Months)(2)	120
Appraisal Date	8/8/2016	Original Amortization Term (Months)	NAP
Borrower Sponsor	Lenora J. Petrarca	Original Interest Only Term (Months)(2)	120
Property Management	Riverview Management Company	First Payment Date	1/5/2017
ARD/Maturity Date(2)	12/5/2026 / 12/5/2036

Underwritten Revenues(1)	$3,628,755
Underwritten Expenses	$133,608	Escrows(3)
Underwritten Net Operating Income (NOI)	$3,495,147	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,440,827	Taxes	$204,309	$0
Cut-off Date LTV Ratio	62.2%	Insurance	$31,973	$0
Maturity Date / ARD LTV Ratio(2)	62.2%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF	1.87x / 1.84x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.9%	Other Reserve	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$38,500,000	100.0%	Loan Payoff	$36,249,277	94.2%
			Principal Equity Distribution	1,679,767	4.4
			Closing Costs	334,674	0.9
			Reserves	236,282	0.6
Total Sources	$38,500,000	100.0%	Total Uses	$38,500,000	100.0%

(1)	The Underwritten Revenues include averaged rents during the loan term through the ARD (as defined below) for Sterling Jewelers (as defined below). See “—Operating History and Underwritten Net Cash Flow” below.

(2)	Calculated as of the ARD. The ARD is December 5, 2026 and the final maturity date is December 5, 2036.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Sterling Jewelers Corporate Headquarters I & II Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a 271,675 SF office building located at 375 Ghent Road in Akron, Ohio (the “Sterling Jewelers Corporate Headquarters I & II Property”). The Sterling Jewelers Corporate Headquarters I & II Property is part of a larger office complex which consists of three interconnected buildings (the “The Sterling Jewelers Headquarters Campus”). The Sterling Jewelers Corporate Headquarters I & II Loan has an outstanding principal balance as of the Cut-off Date of $38,500,000 and represents approximately 3.8% of the Initial Pool Balance. The Sterling Jewelers Corporate Headquarters I & II Loan, which accrues interest at an interest rate of 4.79000% per annum (the “Initial Interest Rate”) through the anticipated repayment date (the “ARD”), was originated by Natixis on November 10, 2016, had an original principal balance of $38,500,000 and has an outstanding principal balance as of the Cut-off Date of $38,500,000. The proceeds of the Sterling Jewelers Corporate Headquarters I & II Loan were primarily used to refinance the Sterling Jewelers Corporate Headquarters I & II Property, return equity to the borrower, pay origination costs and fund reserves.

The Sterling Jewelers Corporate Headquarters I & II Loan had an initial term of 120 months until the ARD and has a remaining term of 116 months as of the Cut-off Date until the ARD. The Sterling Jewelers Corporate Headquarters I & II Loan requires interest only payments through the ARD. The ARD is the due date in December 2026 and the final maturity date is the due date in December 2036. If the Sterling Jewelers Corporate Headquarters I & II Loan has not been paid down in full by the ARD, the Sterling Jewelers Corporate Headquarters I & II Loan will enter a ten-year hyper-amortization period in which all excess cash flow, after payments of reserves and operating expenses, will be used to pay down the loan, and the Adjusted Interest Rate (as defined below) per annum will be equal to the sum of (i) the Initial Interest Rate, plus (ii) 3.00000% plus the amount (if any) by which the 10-year treasury rate exceeds 2.00000% (the “Adjusted Interest Rate”). The payment of the additional interest (which will be the difference between the interest accrued at the Adjusted Interest Rate and the Initial Interest Rate) will be deferred until the entire principal balance of the loan is paid in full. Provided that no event of default has occurred and is continuing under the Sterling Jewelers Corporate Headquarters I & II Loan documents, the Sterling Jewelers Corporate Headquarters I & II Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Sterling Jewelers Corporate Headquarters I & II Loan documents on or after May 5, 2019. Provided that no event of default has occurred and is continuing under the Sterling Jewelers Corporate Headquarters I & II Loan documents, voluntary prepayment of the Sterling Jewelers Corporate Headquarters I & II Loan without a prepayment premium is permitted on or after the due date in September 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

114

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

■	The Mortgaged Property. The Sterling Jewelers Corporate Headquarters I & II Property is comprised of a 271,675 SF office building located in the Akron, Ohio. The Sterling Jewelers Corporate Headquarters I & II Property consists of three interconnected buildings (“Phase I”, “Phase II” and “Phase II Addition”) and is set on a 29.1 acre site. Phase I and Phase II were constructed in 1988. Phase I is an 118,047 SF four-story office building which includes a basement with industrial and distribution space, and Phase II is an 115,846 SF four-story office building which includes a basement with industrial and distribution space. Built in 2014, Phase II Addition is a 37,782 SF four-story office building which includes a basement with industrial and distribution space. The Sterling Jewelers Corporate Headquarters I & II Property features an “L” shaped configuration with Phase I being the southernmost building while Phase II and the Phase II Addition extend off of the northeastern side of Phase I. Amenities at the Sterling Jewelers Corporate Headquarters I & II Property include a cafe, a fitness center, and a model functioning store open to employee purchases. Parking at the Sterling Jewelers Corporate Headquarters I & II Property is provided by a 1,256-space surface parking garage, resulting in a parking ratio of 4.62 spaces per 1,000 SF of net rentable area.

The Sterling Jewelers Corporate Headquarters I & II Property is part of the Sterling Jewelers Headquarters Campus, totaling 458,251 SF with an extension of Phase I and Phase II (not part of the collateral) of 86,000 SF currently under construction, scheduled to be delivered in November 2017. The Sterling Jewelers Corporate Headquarters I & II Property has been 100.0% leased to Sterling Inc. (“Sterling Jewelers”) since its completion. Sterling Jewelers occupies space under three leases at the Sterling Jewelers Corporate Headquarters I & II Property that extend through January 31, 2048 to run coterminous with the leases of the other buildings of the Sterling Jewelers Headquarters Campus. Founded in 1910, Sterling Jewelers is an American specialty jewelry company wholly owned by UK-based Signet Jewelers Limited (“Signet Jewelers”). Signet Jewelers is rated BB+ and BBB- by Fitch and S&P respectively and is the guarantor on the Sterling Jewelers leases. Sterling Jewelers is the largest specialty fine jewelry company in the United States by sales and number of stores, with 1,573 stores in all 50 states as of October 29, 2016. Its stores operate nationally in malls and off-mall locations as Kay Jewelers, regionally under a number of mall-based brands, nationwide under brands such as Jared The Galleria Of Jewelry and also under the recently-converted Kay Jewelers brand. Signet Jewelers is the largest specialty retail jeweler by sales in the US, Canada and UK, and operates approximately 3,668 stores and kiosks across approximately five million SF of retail space, primarily under the name brands of Kay Jewelers, Zales, Jared The Galleria Of Jewelry, H. Samuel, Ernest Jones, Peoples and Piercing Pagoda. As of January 28, 2017, the Signet Jewelers’ annual sales of approximately $6.4 billion derive from the retailing of jewelry, watches and associated services. Signet Jewelers has over 29,000 employees. Signet Jewelers’ sales, operating income, and adjusted EBITDA have increased year over year between 2012 and 2016. Signet Jewelers’ sales over the five past consecutive years has increased year over year, from $3,749.2 million in FY 2012 to $6,550.2 million in FY 2016 representing a 15.0% CAGR over the period 2012-2016. Sales decreased to $6,408.4 million in FY 2017, representing a 2.2% drop and net income increased from $467.9 million in FY 2016 to $543.2 million in FY 2017, representing a 16.1% increase. The operating margin and adjusted EBITDA margin decreased in 2015 following the acquisition of Zales and Ultra Stores Inc., with operating margins lower than those of Signet Jewelers. As of March 7, 2017, Signet Jewelers has a market capitalization of approximately $4.37 billion.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

115

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

The following table presents certain information relating to historical leasing at the Sterling Jewelers Corporate Headquarters I & II Property:

Historical Leased %(1)

	2013	2014	2015	2016	As of 4/5/2017(2)
Leased Space	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise specified.

(2)	Based on the underwritten rent roll dated April 5, 2017.

The following table presents certain information relating to the sole occupied tenant at the Sterling Jewelers Corporate Headquarters I & II Property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Moody’s/S&P/Fitch)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(3)	Renewal / Extension Options
Sterling Jewelers	NR / BBB- / BB+	271,675	100.0%	$3,740,985	100.0%	$13.77	1/31/2048	NAP
Largest Tenant		271,675	100.0%	$3,740,985	100.0%	$13.77
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenant		271,675	100.0%	$3,740,985	100.0%	$13.77

(1)	Based on the underwritten rent roll dated April 5, 2017. UW Base Rent $ per SF and UW Base Rent include rent averaging through the ARD.

(2)	Ratings provided are for the parent company of the entity listed in the “Tenant Name” field. The parent company guarantees the lease.

(3)	Sterling Jewelers occupies space under three leases at the Sterling Jewelers Corporate Headquarters I & II Property: the Phase I space, which totals 118,047 SF at an annual underwritten rental rate of $13.51 PSF, the Phase II space, which totals 115,846 SF at an annual underwritten rental rate of $12.65 PSF, and the Phase II Addition space, which totals 37,782 SF at an annual underwritten rental rate of $18.04 PSF.

The following table presents certain information relating to the lease rollover schedule at the Sterling Jewelers Corporate Headquarters I & II Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring GLA	% of GLA	Cumulative % of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027 & Thereafter	271,675	100.0	100.0%	3,740,985	100.0	$13.77	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	271,675	100.0%		$3,740,985	100.0%	$13.77	1

(1)	Calculated based on the underwritten rent roll dated April 5, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

116

LOAN #8: STERLING JEWELERS CORPORATE HEADQUARTERS I & II

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sterling Jewelers Corporate Headquarters I & II Property:

Cash Flow Analysis

	2013	2014	2015(1)	TTM 8/31/2016	Underwritten(2)	Underwritten $ per SF(2)
Base Rent	$2,570,967	$2,679,590	$3,222,706	$3,222,708	$3,740,985	$13.77
Potential Income from Vacant Space	0	0	0	0	0	0.00
Total Rent	$2,570,967	$2,679,590	$3,222,706	$3,222,708	$3,740,985	$13.77
Reimbursements	0	0	0	0	0	0.00
Other Income	0	0	0	0	0	0.00
Vacancy, Credit Loss & Concessions	0	0	0	0	(112,230)	(0.41)
Effective Gross Income	$2,570,967	$2,679,590	$3,222,706	$3,222,708	$3,628,755	$13.36

Real Estate Taxes	$0	$0	$0	$0	$0	$0.00
Insurance	0	0	2,396	4,340	13,946	0.05
Management Fee	51,424	53,592	64,452	63,366	108,863	0.40
Other Expenses(3)	5,485	6,635	14,895	10,799	10,799	0.04
Total Operating Expenses	$56,909	$60,227	$81,743	$78,505	$133,608	$0.49

Net Operating Income	$2,514,058	$2,619,363	$3,140,963	$3,144,203	$3,495,147	$12.87
Capital Expenditures	0	0	0	0	54,320	0.20
Net Cash Flow	$2,514,058	$2,619,363	$3,140,963	$3,144,203	$3,440,827	$12.67

Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%
NOI Debt Yield	6.5%	6.8%	8.2%	8.2%	9.1%
NCF DSCR	1.34x	1.40x	1.68x	1.68x	1.84x

(1)	2015 Base Rent increased due to leasing of the 37,782 SF Phase II Addition, resulting in an additional $651,739 ($2.40 PSF) of income.

(2)	Annual Underwritten Base Rent and Underwritten Base Rent $ per SF for Sterling Jewelers include $518,277 ($1.91 PSF) of underwritten rent steps, which represents the straight line rent increases in the Sterling Jewelers leases through the ARD.

(3)	Other Expenses consist of professional fees.

■	Appraisal. According to the appraisal, the Sterling Jewelers Corporate Headquarters I & II Property had an “as-is” appraised value of $61,900,000 as of August 8, 2016. The appraiser valued the Sterling Jewelers Corporate Headquarters I & II Property based on the two approaches below and gave more weight to the Direct Capitalization Approach to determine the “as-is” appraised value of the Sterling Jewelers Corporate Headquarters I & II Property.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$60,500,000	N/A	5.75%
Discounted Cash Flow Approach	$63,150,000	6.75%	6.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated August 25, 2016, the environmental consultant did not identify any recognized environmental conditions or recommend any further action.

■	Market Overview and Competition. The Sterling Jewelers Corporate Headquarters I & II Property is located in the Fairlawn area of the City of Akron, approximately 25.0 miles south of Cleveland and 6.5 miles northwest of Akron. The Sterling Jewelers Corporate Headquarters I & II Property is part of Summit County which is located in the Akron, Ohio metropolitan statistical area (“MSA”). According to the appraisal, Summit County had an estimated 2015 population of 541,797. The Sterling Jewelers Corporate Headquarters I & II Property is located within 2.0 miles of three entrances to Interstate 77 that provide access to the Akron MSA and Cleveland MSA. The Cleveland and Akron MSAs have a large employment concentration in the education & health services sector, the trade, transportation & utilities sector, the professional & business services sector, the government sector and the manufacturing sector. Local landmarks include Summit Mall located a quarter of a mile to the south, Blossom Music Center located 4.5 miles to the northeast and the University of Akron located 6.5 miles to the southeast. Most of the immediate area is of newer construction, which has been built up over the past 20 to 30 years, and contains several Class A office parks.

According to a third party report, the Sterling Jewelers Corporate Headquarters I & II Property is located in the Fairlawn/Montrose office submarket, which contained 172 buildings with 4.1 million SF of office space, and is part of the greater Summit County office market, which included 1,693 office buildings with 31.0 million SF of office space, as of the fourth quarter of 2016. According to a third party report, as of the fourth quarter of 2016, the Fairlawn/Montrose

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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office submarket exhibited a vacancy rate of 7.3% with asking rents of $16.89 PSF on a triple net basis, compared to a vacancy rate of 10.3% and asking rents of $15.97 PSF on a triple net basis for the Summit County office market as a whole.

The following table presents certain information relating to the primary competition for the Sterling Jewelers Corporate Headquarters I & II Property:

Sterling Jewelers Corporate Headquarters I & II Property Competitive Set(1)

	Sterling Jewelers Corporate Headquarters I & II Subject Property	Confidential	10500 Antenucci Boulevard	2500 East Enterprise Parkway
Year Built	1988	1970	2001	1996
Floors	4	6	4	2
SF	271,675(2)	212,179	93,277	26,716
Total Occupancy	100.0%(2)	100.0%	69.0%	100.0%
Asking Rent PSF	$13.77(2)	$15.00	NAV	$14.59

	6700 Euclid Avenue	190 Montrose West Avenue	4743 Richmond Road
Year Built	2011	1989	2012
Floors	2	2	2
SF	128,000	27,000	40,000
Total Occupancy	NAV	100.0%	100.0%
Asking Rent PSF	NAV	$15.25	$24.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 5, 2017.

The following table presents certain information relating to sales comparables for the Sterling Jewelers Corporate Headquarters I & II Property:

Office Building Sales Comparables(1)

Property Name	Property Location	Rentable Area (SF)	Sale Date	Sale Price (in millions)
Sterling Jewelers Corporate Headquarters I & II Property	Akron, OH	271,675(2)	-	-
Confidential	Columbus, OH	325,000	Aug. 2016	$66.8
MetLife Office Building	Maimisburg, OH	216,466	Jan. 2016	$31.1
GE Aviation Campus	West Chester, OH	409,798	Feb. 2015	$66.0
Mason I	Cincinnati, OH	213,000	Nov. 2014	$22.5
State Farm New Albany Operations	New Albany, OH	148,782	Nov. 2013	$25.1

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 5, 2017.

Office Lease Comparables(1)

Property Name	Property Location	Tenant Name	Lease Date(s)	GLA	Lease Term (months)	Base Rent per SF	Lease Type
Sterling Jewelers Corporate Headquarters I & II Property	Akron, OH	Sterling Jewelers	Jan 2014; Jan. 2016(2)	271,675(2)	384-408(2)	$13.77(2)(3)	Net
Confidential	Akron, OH	Confidential	Jan. 2016	212,179	240	$15.00	Net
10500 Antenucci Boulevard	Garfield Heights, OH	Confidential	May 2015	7,720	144	$22.00	Modified
2500 East Enterprise Parkway	Twinsburg, OH	Experient, Inc.	July. 2014	26,716	84	$14.59	Net
6700 Euclid Avenue	Cleveland, OH	DeVry – Chamberlin College of Nursing	Mar. 2012	30,933	132	$16.75	Net
190 Montrose West Avenue	Copley Township, OH	Bryant and Stratton	May 2012	27,000	144	$15.25	Net
4743 Richmond Road	Warrensville Heights, OH	South University	Jan 2012	40,000	120	$24.00	Net

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated April 5, 2017.

(3)	Represents weighted average underwritten office rent at the Sterling Jewelers Corporate Headquarters I & II Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrower. The borrower is SJHQ Main Associates, L.L.C., an Ohio limited liability company and special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sterling Jewelers Corporate Headquarters I & II Loan. The non-recourse carveout guarantor for the Sterling Jewelers Corporate Headquarters I & II Loan is Lenora J. Petrarca. Lenora J. Petrarca is the wife of Anthony A. Petrarca, who is the CEO of the Cedarwood Companies (“Cedarwood”). Cedarwood is comprised of four separate divisions: development (“Cedarwood Development”), architecture (“Cedarwood Architectural”), construction (“Tri-C Construction”), and property management (“Riverview Management”). Cedarwood has developed properties including retail centers, free-standing retail properties, office buildings and hotels throughout the United States. Cedarwood has developed over 20.0 million SF of commercial and retail projects in over 40 states.

■	Escrows. In connection with the origination of the Sterling Jewelers Corporate Headquarters I & II Loan, the borrower funded reserves of (i) $204,309 for real estate taxes and (ii) $31,973 for insurance.

Additionally, on each due date: (A) the monthly tax reserve is waived so long as (i) there is no event of default; (ii) the Primary Tenant (as defined below) pays all taxes directly; (iii) the borrower delivers to the lender copies of all bills for taxes as they are received; (iv) the lender has received evidence reasonably satisfactory that taxes have been paid as and when required pursuant to the terms and provisions of the Sterling Jewelers Corporate Headquarters I & II Loan agreement; (v) the Primary Tenant lease is in full force and effect; and (vi) unless the Primary Tenant is a subsidiary of Signet Jewelers and Signet Jewelers has a rating of “BBB-” or higher by S&P and Fitch (or equivalent), an amount equal or greater to the initial tax escrow amount is on deposit in the tax escrow accounts. If monthly payments for tax escrows are no longer suspended, then on a monthly basis, the borrower is required to escrow an amount equal to one-twelfth of the annual estimated tax payments; (B) the monthly insurance reserve is waived so long as (i) there is no event of default; (ii) the Primary Tenant pays all insurance premiums directly; (iii) the Primary Tenant maintains policies at all times that comply with requirements of the loan agreement; (iv) the borrower delivers to the lender copies of insurance certificates as soon as they are received; (v) the lender has received evidence reasonably satisfactory that insurance premiums have been paid as and when required pursuant to the terms and provisions of the loan agreement; (vi) the Primary Tenant lease is in full force and effect; and (vii) unless the Primary Tenant is a subsidiary of Signet Jewelers and Signet Jewelers has a rating of “BBB-” or higher by S&P and Fitch (or equivalent), an amount equal or greater to the initial insurance escrow amount is on deposit in the insurance escrow accounts. If monthly payments for insurance escrows are no longer suspended, then on a monthly basis, the borrower is required to escrow an amount equal to one-twelfth of the annual estimated insurance premium; (C) the monthly replacement reserve is currently waived. In the event that the Sterling Jewelers lease is terminated, the borrower is required to pay an amount equal to $4,527 on a monthly basis for replacement reserves; (D) the monthly TI/LC reserve is currently waived. In the event a Sterling Jewelers lease is terminated, the borrower is required to pay an amount equal to $22,634 on a monthly basis for tenant improvements and leasing cost reserves.

During the continuance of a Cash Management Period (as defined below) that was caused and exists solely due to a Primary Tenant Sweep Period (as defined below), the borrower is required to deposit all excess cash flow generated by the Sterling Jewelers Corporate Headquarters I & II Property, after the payment of debt service, required reserves and operating expenses, among other things, for the immediately preceding interest period into a primary tenant reserve subaccount.

■	Lockbox and Cash Management. The Sterling Jewelers Corporate Headquarters I & II Loan documents require a hard lockbox with springing cash management. The Sterling Jewelers Corporate Headquarters I & II Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the Sterling Jewelers Corporate Headquarters I & II Property be promptly deposited within one business day into such lockbox account following receipt. During the continuance of a Cash Management Period, all funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed during each interest period of the term of the Sterling Jewelers Corporate Headquarters I & II Loan in accordance with the Sterling Jewelers Corporate Headquarters I & II Loan documents.

A “Cash Management Period” will commence upon the lender giving notice to borrower of the occurrence of (i) an event of default; (ii) the debt service coverage ratio being less than 1.10x at the end of any calendar quarter; (iii) the occurrence of a Primary Tenant Sweep Period; (iv) the occurrence of the ARD Trigger Event (as defined below); or (v) the Lobby Addition Trigger Event (as defined below). A Cash Management Period will end with respect to clause (ii) above, if for six consecutive months since the commencement of the existing Cash Management Period (A) no default or event of default has occurred, (B) no event that would trigger another Cash Management Period has occurred, and (C) the debt service coverage ratio is at least equal to 1.15x; with respect to clause (iii) above, a Primary Tenant

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Sweep Period is cured and no event that would trigger another Cash Management Period has occurred; or with respect to clause (v) above, the Lobby Addition Trigger Event has been satisfied and no event that would trigger another Cash Management Period has occurred. In no event shall a Cash Management Period that was caused by the occurrence of the ARD Trigger Event end until the Sterling Jewelers Corporate Headquarters I & II Loan and all other obligations under the Sterling Jewelers Corporate Headquarters I & II Loan documents are repaid in full.

A “Primary Tenant Sweep Period” will commence upon (i) any termination of, or receipt by borrower of a notice to terminate, the Primary Tenant lease; (ii) the Primary Tenant becoming the subject of a bankruptcy action; (iii) the Primary Tenant “going dark” in a majority of the Primary Tenant’s premises for a continuous period of not less than 120 days; provided, however, if such Primary Tenant “goes dark” for the purpose of remodeling or restoring its space, such period may be extended with the prior written approval of the lender in its reasonable discretion; (iv) the occurrence of any monetary or material non-monetary default under the Primary Tenant lease; or (v) a downgrade of the credit rating of Signet Jewelers below “B+” by S&P or Fitch (or the equivalent by any other rating agency). The Primary Tenant Sweep Period will end if (a) a Primary Tenant Replacement Event (as defined below) has occurred or (b) with respect to clause (ii), the bankruptcy action has been dismissed and the Primary Tenant lease is affirmed; with respect to clause (iii), the Primary Tenant or another tenant re-opens business for a continuous period of not less than three months; with respect to clause (iv), the monetary or material non-monetary default is cured and no other monetary or non-monetary default exists.

A “Primary Tenant Replacement Event” means the termination of any Primary Tenant’s lease and the borrower entering into one or more new leases for all or substantially all of such Primary Tenant’s premises with acceptable replacement tenants and upon such terms and conditions as are reasonably acceptable to the lender in all material respects.

A “Primary Tenant” means the Sterling Jewelers tenant or any acceptable replacement tenant thereafter occupying the Primary Tenant premises.

An “ARD Trigger Event” means the failure to repay the debt in full on or prior to the payment date immediately prior to the ARD.

A “Lobby Addition Trigger Event” means the failure to issue a certificate of occupancy for the lobby addition on or prior to September 30, 2018.

■	Property Management. The Sterling Jewelers Corporate Headquarters I & II Property is managed by Riverview Management Company, an affiliate of the borrower. The lender has the right to direct the borrower to terminate the property management agreement and replace the property manager if (i) the borrower fails to maintain a debt service coverage ratio of at least 1.10x and the borrower is unable to prove to the lender that such drop in the debt service coverage ratio is due to a decline in prevailing market conditions and not sub-par management by the property manager, (ii) a bankruptcy action occurs with respect to the property manager, (iii) an event of default is continuing, or (iv) the property manager is in default under the management agreement.

■	Release of Collateral. The borrower is entitled to obtain the one-time release of a certain parcel of real property of the Sterling Jewelers Corporate Headquarters I & II Property; provided that, among other conditions in the Sterling Jewelers Corporate Headquarters I & II Loan agreement: (i) there is no event of default; (ii) the borrower delivers $300,000 as a (a) partial defeasance or (b) deposit with the lender to be held as additional collateral for the debt; (iii) the loan to value ratio immediately following the partial release does not exceed the lesser of (a) 62.2% and (b) the loan to value ratio immediately preceding the partial release; and (iv) the remaining parcel will satisfy all legal requirements and the requirements of all leases affecting the remaining parcel and will not be in violation of any applicable legal requirements and all necessary variances have been obtained and delivered to the lender. The portion of the Sterling Jewelers Corporate Headquarters I & II Property that may be released contains only parking spaces and a maintenance garage and was given no value in underwriting.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain or cause to be maintained an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the Sterling Jewelers Corporate Headquarters I & II Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6 month extended period of indemnity, with no deductible in excess of $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hamilton Crossing
Building III

Floor	Tenants				
4	Blue & Co., LLC 29,671 SF Exp. 7/2028				
3	Krieg DeVault 18,991 SF Exp. 11/2025	American Specialty Health Inc. 21,717 SF Exp. 12/2024			
2	American Specialty Health Inc. 44,012 SF Exp. 12/2024				
1	Raymond James & Associates 7,268 SF Exp. 6/2019	Ultra Athlete, LLC 3,026 SF Exp. 5/2021	Marketplace Events LLC 2,808 SF Exp. 5/2024	American Specialty Health Inc. 16,272 SF Exp. 12/2024	Mid America Mortgage, Inc. 3,415 SF Exp. 4/2018

Hamilton Crossing
Building IV

Floor	Tenants						
3	GSA 12,973 SF Exp. 6/2020	Vacant 15,680 SF					
2	Baker Hill Solutions LLC 29,989 SF Exp. 7/2018						
1	Stonegate Mortgage Corporation 3,141 SF Exp. 5/2019	Gradex, Inc. 4,547 SF Exp. 1/2020	Slattery & Holman, P.C. 7,929 SF Exp. 6/2018	General Employment Enterprises 1,462 SF Exp. 3/2017	Texas Instruments Incorporated 3,127 SF Exp. 12/2017	Lehigh Cement Company, LLC 1,996 SF Exp. 6/2020	Vacant 1,231 SF

Hamilton Crossing
Building VI

Floor	Tenants		
2	ADESA Corporation 36,457 SF Exp. 7/2019		
1	ADESA Corporation 141,385 SF Exp. 7/2019	Broccoli Bill's, Inc. 499 SF Exp. 7/2019	Duke Fitness Centers, LLC 3,086 SF Exp. 3/2017

Vacant | 2017 – 2018 | 2019 – 2020 | 2021 – 2022 | 2023+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Hamilton Crossing
112650, 12722-12802, 13085 Hamilton Crossing
Boulevard and 12800, 12900 and 13000
North Meridian Street
Carmel, IN 46032
Carmel
Merchants Square Mall
Fishers
Zionsville
INDIANAPOLIS METROPOLITAN AIRPORT
Fashion Mall at Keystone
Castleton Square
Glendale Town Center
Wynnedale
Butler University
Lawrence
Lafayette Square
Marian College
Clermont
Speedway Shopping Center
Indianapolis
Warren Park
Cumberland
Washington Square Shopping Center
Indiana University Purdue Univ
Avon
Wayne
CSXI TERMINAL PLAINFIELD
Lynhurst
INDIANAPOLIS INTERNATIONAL AIRPORT
FEDEX HUB
Metropolis Mall
Beech Grove
University of Indianapolis
Southern Plaza Shopping Center
Plainfield
Perry Township
Southport
Greenwood Place
Greenwood Park Mall
MICHIGAN
South Bend
INDIANA
Fort Wayne
FWA
OHIO
Carmel
Indianapolis
IND
Dayton

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CGMRC
Location (City/State)	Carmel, Indiana		Cut-off Date Balance(4)		$35,034,312
Property Type	Office		Cut-off Date Balance per SF(3)		$93.05
Size (SF)	590,917		Percentage of Initial Pool Balance		3.4%
Total Occupancy(1)	88.8%		Number of Related Mortgage Loans		None
Owned Occupancy(1)	88.8%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various(2)		Mortgage Rate		4.92000%
Appraised Value	$76,100,000		Original Term to Maturity (Months)		120
Appraisal Date	12/2/2016		Original Amortization Term (Months)		360
Borrower Sponsor	Raymond Massa		Original Interest Only Period (Months)		NAP
Property Management	Cushman & Wakefield U.S., Inc.		First Payment Date		3/6/2017
			Maturity Date		2/6/2027

Underwritten Revenues	$10,973,297
Underwritten Expenses	$4,339,847		Escrows(5)
Underwritten Net Operating Income (NOI)	$6,633,451			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,903,080		Taxes	$366,426	$91,607
Cut-off Date LTV Ratio(3)	72.3%		Insurance	$65,414	$7,268
Maturity Date LTV Ratio(3)	59.4%		Replacement Reserve	$0	$10,341
DSCR Based on Underwritten NOI / NCF(3)	1.89x / 1.68x		TI/LC(6)	$500,000	$49,243
Debt Yield Based on Underwritten NOI / NCF(3)	12.1% / 10.7%		Other(7)	$2,453,009	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$55,125,000	70.6%	Purchase Price	$73,500,000	94.1%
Principal’s New Cash Contribution	20,664,753	26.5	Reserves	3,384,849	4.3
Other Sources	2,319,001	3.0	Closing Costs	1,223,905	1.6

Total Sources	$78,108,754	100.0%	Total Uses	$78,108,754	100.0%

(1)	Based on the underwritten rent roll dated January 1, 2017 for five out of the six buildings comprising the Hamilton Crossing Property (as defined below). The occupancy for the Hamilton Crossing V building is based on the December 15, 2016 underwritten rent roll.
(2)	The Hamilton Crossing I building was built in 1989 and renovated in 2000. The Hamilton Crossing II building was built in 1997. The Hamilton Crossing III building was built in 2000. The Hamilton Crossing IV building was built in 1999. The Hamilton Crossing V building was built in 2003. The Hamilton Crossing VI building was built in 2002.
(3)	Calculated based on the aggregate outstanding principal balance of the Hamilton Crossing Loan Combination (as defined below).
(4)	The Hamilton Crossing Loan (as defined below) has a Cut-off Date Balance of $35,034,312 and represents the controlling note A-1 of the $54,982,675 Hamilton Crossing Loan Combination as of the Cut-off Date, which is evidenced by two pari passu notes and was originated by Citigroup Global Markets Realty Corp. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $19,948,363, is currently held by Citigroup Global Markets Realty Corp., and is expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.
(5)	See “—Escrows” below.
(6)	The tenant improvements and leasing commissions reserve has a cap of $2,000,000.
(7)	Upfront Other reserves include a reserve for ADESA, Inc. (“ADESA Corporation”) ($1,500,000), unfunded tenant obligations ($805,224) and deferred maintenance ($147,785).

■	The Mortgage Loan. The mortgage loan (the “Hamilton Crossing Loan”) is part of a loan combination (the “Hamilton Crossing Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in six office buildings, located in an office complex, totaling 590,917 SF located in Carmel, Indiana (the “Hamilton Crossing Property”). The Hamilton Crossing Loan, which is evidenced by the controlling note A-1, had an original principal balance of $35,125,000, has a Cut-off Date Balance of $35,034,312 and represents approximately 3.4% of the Initial Pool Balance. The related companion loan (the “Hamilton Crossing Companion Loan”)is evidenced by the non-controlling note A-2, which had an original principal balance of $20,000,000, has an outstanding principal balance as of the Cut-off Date of $19,948,363, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future commercial mortgage securitization transactions. The Hamilton Crossing Loan Combination, which accrues interest at an interest rate of 4.92000% per annum, was originated by Citigroup Global Markets Realty Corp. on January 25, 2017, had an original principal balance of $55,125,000 and has an outstanding principal balance as of the Cut-off Date of $54,982,675. The proceeds of the Hamilton Crossing Loan Combination were primarily used to acquire the Hamilton Crossing Property, fund reserves and pay origination costs.

The Hamilton Crossing Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Hamilton Crossing Loan Combination requires monthly payments of principal and interest for the term of the Hamilton Crossing Loan Combination. The scheduled maturity date of the Hamilton Crossing Loan Combination is the due date in February 2027. At any time after the earlier of the third anniversary of the origination of the Hamilton Crossing Loan Combination and the second anniversary of the securitization of the last portion of the Hamilton Crossing Loan Combination, the Hamilton Crossing Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Hamilton Crossing Loan documents. Voluntary prepayment of the Hamilton Crossing Loan Combination is permitted on or after the due date occurring in November 2026 without payment of any prepayment premium. In the event the lender applies casualty or condemnation proceeds as a mandatory prepayment in accordance with the Hamilton Crossing Loan documents with respect to an individual property securing the Hamilton Crossing Loan Combination, provided that (i) no event of default is continuing under the Hamilton Crossing Loan

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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documents, (ii) the release of the applicable individual property complies with all applicable REMIC requirements and (iii) the borrower delivers to the lender a REMIC opinion, the borrower may release the applicable individual property from the lien of the mortgage through prepayment of the release price for the individual property (reduced by the amount of proceeds applied).

■	The Mortgaged Property. The Hamilton Crossing Property is a 590,917 SF, Class B office complex located in Carmel, Indiana. The Hamilton Crossing Property consists of six separate buildings ranging in size from 32,694 SF to 181,427 SF. The buildings were constructed between 1989 and 2003 and have an average occupancy rate of 95.1% from 2006 through October 2016. The sponsor acquired five of the six office buildings from Duke Realty Limited Partnership and one building, Hamilton Crossing V, which is vacant, from the bankruptcy estate of ITT Educational Services, Inc. (“ITT”). The current occupancy for the Hamilton Crossing Property, excluding and including the Hamilton Crossing V building, is 95.8% and 88.8%, respectively.

The largest tenant at the Hamilton Crossing Property is ADESA Corporation which occupied a total of 172,210 SF in the Hamilton Crossing VI building until September 2016 when it leased an additional 5,632 SF in the Hamilton Crossing I building. ADESA Corporation is a wholly-owned subsidiary of KAR Auction Services, Inc., a Fortune 1000 company, and is headquartered at the Hamilton Crossing VI building. ADESA Corporation provides car auction services to car dealerships and institutional customers across North America. The second largest tenant at the Hamilton Crossing Property is American Specialty Health Inc. which occupies 82,001 SF in the Hamilton Crossing III building. American Specialty Health Inc. is a specialty healthcare provider that employs approximately 30,000 health practitioners and services approximately 30 million health plan members nationwide. The third largest tenant at the Hamilton Crossing Property is Byrider Franchising, LLC which occupies 70,320 SF in the Hamilton Crossing I building. Byrider Franchising, LLC is a financing company that provides franchisee opportunities for vehicle sales and financing. The remainder of the tenancy is granular with no tenant comprising more than 5.5% of the total GLA and 6.0% of total gross rent.

The following table presents certain information relating to the buildings at the Hamilton Crossing Property:

Building Summary

Building Name	Year Built / Renovated	Building GLA	Parking Spaces	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value	UW Gross Rent $ per SF	UW NCF
Hamilton Crossing I	1989 / 2000	102,464	366	94.0%	$7,979,345	14.5%	$11,068,599	$16.31	$869,067
Hamilton Crossing II	1997	32,694	167	100.0%	2,244,191	4.1%	3,113,043	$15.23	216,846
Hamilton Crossing III	2000	147,210	632	100.0%	15,210,627	27.7%	21,099,517	$20.13	1,625,230
Hamilton Crossing IV	1999	84,122	397	79.9%	7,729,991	14.1%	10,722,705	$21.01	632,449
Hamilton Crossing V	2003	43,000	330	0.0%(2)	3,366,286	6.1%	4,500,000(3)	$22.20	(124,663)
Hamilton Crossing VI	2002	181,427	672	100.0%	18,452,236	33.6%	25,596,135	$24.87	2,684,152
Total / Wtd. Avg.		590,917	2,564	88.8%	$35,034,312	100.0%	$76,100,000	$20.91	$5,903,080

(1)	Underwritten occupancy as of January 1, 2017 for all buildings except the Hamilton Crossing V building. Underwritten occupancy as of December 15, 2016 for the Hamilton Crossing V building.
(2)	The Hamilton Crossing V building was constructed for ITT in 2003. ITT occupied the space until it filed for bankruptcy in September 2016.
(3)	According to the appraisal, the as-stabilized appraised value of the Hamilton Crossing V building is $6,800,000 as of December 1, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Hamilton Crossing Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extensions Options
ADESA Corporation	BB+ / B1 / BB-	177,842	30.1%	$3,997,909	38.1%	$22.48	7/31/2019	1, 5-year option
American Specialty Health Inc.	NR / NR / NR	82,001	13.9	1,619,520	15.4	$19.75	12/31/2024	1, 5-year option
Byrider Franchising, LLC	NR / NR / NR	70,320	11.9	1,163,796	11.1	$16.55	2/29/2024	1, 5-year option
Baker Hill Solutions LLC	NR / NR / NR	29,989	5.1	629,769	6.0	$21.00	7/31/2018	NA
Blue & Co., LLC	NR / NR / NR	29,671	5.0	586,078	5.6	$19.75	7/31/2028	1, 5-year option
Middle Star	NR / NR / NR	32,694	5.5	497,379	4.7	$15.21	12/31/2023	1, 5-year option
Krieg DeVault	NR / NR / NR	18,991	3.2	384,568	3.7	$20.25	11/14/2025	NA
General Services Administration (GSA)	AAA / Aaa / AA+	12,973	2.2	265,947	2.5	$20.50	6/11/2020	NA
Bacompt Systems Inc.	NR / NR / NR	14,729	2.5	181,903	1.7	$12.35	4/30/2020	1, 5-year option
Slattery & Holman, P.C.	NR / NR / NR	7,929	1.3	173,249	1.7	$21.85	6/30/2018	2, 5-year options
Ten Largest Owned Tenants		477,139	80.7%	$9,500,118	90.6%	$19.91
Remaining Owned Tenants		47,730	8.1	982,995	9.4	$20.59
Vacant Spaces (Owned Space)		66,048	11.2	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		590,917	100.0%	$10,483,113	100.0%	$19.97

(1)	Based on the underwritten rent roll dated January 1, 2017 for five out of the six buildings comprising the Hamilton Crossing Property. The occupancy for the Hamilton Crossing V building is based on the December 15, 2016 underwritten rent roll.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Hamilton Crossing Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	4,548	0.8%	0.8%	$69,210	0.7%	$15.22	4
2017	8,812	1.5	2.3%	167,465	1.6	$19.00	5
2018	41,333	7.0	9.3%	868,642	8.3	$21.02	5
2019	194,382	32.9	42.2%	4,349,253	41.5	$22.37	6
2020	34,245	5.8	47.9%	569,812	5.4	$16.64	4
2021	3,026	0.5	48.5%	109,320	1.0	$36.13	2
2022	0	0.0	48.5%	0	0.0	$0.00	0
2023	32,694	5.5	54.0%	497,379	4.7	$15.21	1
2024	155,129	26.3	80.2%	2,837,791	27.1	$18.29	3
2025	18,991	3.2	83.5%	384,568	3.7	$20.25	1
2026	0	0.0	83.5%	0	0.0	$0.00	0
2027	2,038	0.3	83.8%	41,594	0.4	$20.41	1
2028 & Thereafter	29,671	5.0	88.8%	588,078	5.6	$19.82	3
Vacant	66,048	11.2	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	590,917	100.0%		$10,483,113	100.0%	$19.97	35

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(3)	Wtd. Avg. annual UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the Hamilton Crossing Property:

Historical Leased %(1)

	2013(2)	2014(2)	2015(2)	10/31/2016(2)	As of 1/1/2017(3)
Owned Space	93.9%	99.0%	98.7%	95.8%	88.8%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.
(2)	Historical occupancy excludes the Hamilton Crossing V building.
(3)	Based on the underwritten rent roll dated January 1, 2017 for five out of the six buildings comprising the Hamilton Crossing Property. The occupancy for the Hamilton Crossing V building is based on the December 15, 2016 underwritten rent roll. The underwritten occupancy excluding the Hamilton Crossing V building is 95.8%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hamilton Crossing Property:

Cash Flow Analysis

	2013	2014	2015	2016	Underwritten(1)	Underwritten $ per SF(2)
Base Rent	$9,497,362	$9,788,301	$10,017,527	$10,124,807	$10,384,313	$17.57
Contractual Rent Steps	0	0	0	0	98,800	0.17
Gross Up Vacancy	0	0	0	0	1,407,117	2.38
Reimbursements(3)	699,581	1,073,062	552,398	833,254	490,184	0.83
Other Income	13,400	7,352	3,590	2,409	0	0.00
Gross Revenue	$10,210,343	$10,868,715	$10,573,515	$10,960,470	$12,380,414	$20.95

Vacancy & Credit Loss	(8)	(251)	0	0	(1,407,117)	(2.38)
Effective Gross Income	$10,210,335	$10,868,464	$10,573,515	$10,960,470	$10,973,297	$18.57

Real Estate Taxes	$883,300	$1,024,942	$955,740	$1,123,510	$1,164,340	$1.97
Insurance	108,051	98,886	81,853	74,222	83,065	0.14
Management Fee	319,663	362,293	343,831	329,883	329,199	0.56
Other Operating Expenses	2,538,386	2,995,231	2,634,077	2,788,134	2,763,242	4.68
Total Operating Expenses	$3,849,400	$4,481,352	$4,015,500	$4,315,749	$4,339,847	$7.34

Net Operating Income	$6,360,935	$6,387,112	$6,558,015	$6,644,721	$6,633,451	$11.23
TI/LC	0	0	0	0	606,278	1.03
Capital Expenditures	0	0	0	0	124,093	0.21
Net Cash Flow	$6,360,935	$6,387,112	$6,558,015	$6,644,721	$5,903,080	$9.99

Occupancy(4)	93.9%	99.0%	98.7%	95.8%	88.8%
NOI Debt Yield	11.6%	11.6%	11.9%	12.1%	12.1%
NCF DSCR	1.81x	1.82x	1.86x	1.89x	1.68x

(1)	Underwritten Base Rent includes contractual rent increases through November 1, 2017.
(2)	Based on the owned space at the Hamilton Crossing Property.
(3)	Underwritten Reimbursements are lower due to the amortization of historical capital expenditures reimbursements that were non-recurring and base year resets.
(4)	Historical Occupancy excludes the Hamilton V building.

■	Appraisal. The appraiser’s combined “as-is” appraised value for five out of the six buildings (Hamilton Crossing I, II, III, IV, and VI buildings) was $71,600,000 and the appraiser’s “as-is” appraised value for one building, the Hamilton Crossing V building, was $4,500,000. The appraiser concluded an “as-stabilized” appraised value of $6,800,000 for the Hamilton Crossing V building. Overall, based on the aforementioned values, the appraiser’s “as-is” appraised value for the Hamilton Crossing Property was $76,100,000 as of December 2, 2016 and the “as-stabilized” appraised value is $78,400,000 as of December 1, 2017.

Appraisal Approach	As-Is Value	As-Stabilized Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$79,100,000	$81,600,000	N/A	8.50%
Discounted Cash Flow Approach	$76,100,000	$78,400,000	9.50-10.25%(1)	8.50-8.75%(2)

(1)	Represents the internal rate of return (cash flow). The “as-is” value for five out of the six buildings comprising the Hamilton Crossing Property was calculated using a 9.50% rate and the “as-is” value for the Hamilton Crossing V building was calculated using a 10.25% rate. The “as-stabilized value for the Hamilton Crossing V building was calculated using a 9.75% rate.
(2)	Represents the terminal capitalization rate. The “as-is” value for five out of the six buildings comprising the Hamilton Crossing Property was calculated using an 8.50% rate and the “as-is” value for the Hamilton Crossing V building was calculated using an 8.75% rate. The “as-stabilized” value for the Hamilton Crossing V building was calculated using an 8.75% rate.

■	Environmental Matters. According to three separate Phase I environmental reports, dated November 30, 2016, there are no recognized environmental conditions or recommendations for further action for the Hamilton Crossing I, II and III buildings. According to three separate Phase I environmental reports, dated December 1, 2016, there are no recognized environmental conditions or recommendations for further action for the Hamilton Crossing IV, V and VI buildings.

■	Market Overview and Competition. The Hamilton Crossing Property is located in the Meridian Corporate Corridor of Carmel, Indiana which is approximately 15 miles north of downtown Indianapolis. As the largest employment center in the suburbs of Indianapolis, the Meridian Corporate Corridor is home to more than 40 national and regional headquarters and it is the only location in metropolitan Indianapolis where there are facilities for all four, major hospital systems in the area. Carmel is the fifth largest city in Indiana and has been in the top two-percent of counties, nationwide, in job growth since 2010. Major employers in the Indianapolis Metropolitan Statistical Area (MSA) include: Wal-Mart, the US Government, Indiana University Health, the State of Indiana and Indiana University. According to the appraisal, in 2012, Carmel was selected the “Best Place to Live” in the United States by CNN Money Magazine.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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As of year-end 2016, the population within a 1-, 3- and 5-mile radius of the Hamilton Crossing Property was 6,058, 59,624 and 144,101, respectively. For year-end 2016, the average annual household income within a 1-, 3- and 5-mile radius of the Hamilton Crossing Property was $123,679, $130,598 and $125,778, respectively. As of the third quarter of 2016, the Carmel office submarket had a total office inventory of approximately 6.3 million SF, with 7.0% vacancy and asking rents of $19.80 per SF. Net absorption in the submarket has been positive since 2010. The appraiser identified eight comparable properties within approximately four miles of the Hamilton Crossing Property with sizes ranging from 9,703 SF to 202,068 SF and averaging 84,467 SF. The comparable properties were built between 1983 and 2017 with a weighted average occupancy of 93.3%.

The following table presents certain information relating to the primary competition for the Hamilton Crossing Property:

Competitive Set(1)

	Hamilton Crossing Property (Subject)	11939 N. Meridian Street(2)	Meridian Mark I(2)	Meridian Mark II(2)	550 Congressional Boulevard(2)
Year Built	1989, 1997, 1999, 2000, 2002, 2003	2017	1983	1984	1987
NRA	590,917(3)	50,000	180,199	202,068	106,433
Total Occupancy	88.8%(3)	58.6%	94.8%	98.6%	93.6%
Tenant	--	Blue Horseshoe Solutions Inc.	State Auto Insurance Co.	The Blunk Financial Group	Nelson & Frankenberger
Base Rent	$12.05 – $22.90(3)	$25.00	$22.00	$22.00	$18.50

	Hamilton Crossing Property (Subject)	Pennwood Offices(4)	1980 E. 116th Street(4)	11711 N. College Avenue(4)	3105 E. 98th Street(4)
Year Built	1989, 1997, 1999, 2000, 2002, 2003	1990	1988	1986	2003
NRA	590,917(3)	35,204	9,703	74,395	17,736
Total Occupancy	88.8%(3)	91.3%	95.6%	100.0%	87.4%
Tenant	--	Oxford Biosignals US Inc.	Priority Rehab & Wellness	Prism	Pondurance
Base Rent	$12.05 – $22.90(3)	$17.75	$15.00	$14.25	$18.00

(1)	Source: Appraisal.
(2)	Per the appraisal, these are comparable properties for the Hamilton Crossing III, IV, V and VI buildings.
(3)	Per the underwritten rent roll dated January 1, 2017 for five out of the six buildings comprising the Hamilton Crossing Property. Per the December 15, 2016 underwritten rent roll for the Hamilton Crossing V building.
(4)	Per the appraisal, these are comparable properties for the Hamilton Crossing I and II buildings.

■	The Borrower. The borrower, Hamilton Crossing Indianapolis Realty LP, is a single-purpose Delaware limited partnership. The borrower is 0.5% owned by its general partner, Hamilton Crossing Indianapolis Realty Management LLC, with the remaining 99.5% interest held by Hamilton Crossing Indianapolis LP. Hamilton Crossing Indianapolis LP is 99.5% owned by limited partners with no control rights and 0.5% owned by Hamilton Crossing Indianapolis Management LLC, its general partner. Hamilton Crossing Indianapolis Realty Management LLC and Hamilton Crossing Indianapolis Management LLC are 100% owned by Group RMC Corporation, which is 50% directly owned by Massa Management U.S. Corp. and 50% directly owned by LNKS Investments Ltd. Group RMC Corporation is indirectly owned by Raymond Massa, Alexander Massa, Maher Cherfan, Hicham Cherfan and George Cherfan. Control of the Group RMC Corporation is shared equally by Raymond Massa and Maher Cherfan as the sole directors of the Group RMC Corporation board of directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hamilton Crossing Loan. The borrower sponsor and carveout guarantor is Raymond Massa. Group RMC Corporation is a real estate management company headquartered in New York City.

■	Escrows. On the origination date of the Hamilton Crossing Loan, the borrower funded reserves of (i) $366,426 for real estate taxes, (ii) $65,414 for insurance, (iii) $500,000 for tenant improvements and leasing commissions, (iv) $147,785 for a deferred maintenance, (v) $1,500,000 for an ADESA tenant reserve and (vi) $805,224 for unfunded tenant obligations.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, initially estimated to be $91,607, (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, provided that insurance is not covered under an acceptable blanket policy, initially estimated to be $7,268, (iii) $10,341 for replacement reserves and (iv) $49,243 for tenant improvements and leasing commissions reserve subject to a $2,000,000 cap. The borrower is required to replenish the tenant improvements and leasing commissions reserve in the event it falls below $2,000,000, provided that, in the event the borrower has delivered to the lender a renewal or replacement of the ADESA lease in compliance with the Hamilton Crossing Loan documents, the borrower is only

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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required to replenish the tenant improvements and leasing commissions reserve upon reaching the $2,000,000 cap once the balance of that reserve falls below $1,000,000.

■	Lockbox and Cash Management. The Hamilton Crossing Loan Combination requires a lender-controlled hard lockbox account, which is already in place, and into which the borrower and property manager direct all tenants to directly pay rents. The Hamilton Crossing Loan Combination also requires the borrower or property manager to deposit into the lockbox account no later than two business days after receipt all rents and other revenue of any kind from the Hamilton Crossing Property received by the borrower or the property manager. Upon the occurrence and during the continuance of a Hamilton Crossing Trigger Period (as defined below), all funds in the lockbox account are to be swept daily to a cash management account under the control of the lender and disbursed to pay debt service and fund reserves, after which (x) to the extent a Hamilton Crossing Trigger Period has occurred and is ongoing, all excess cash flow will be held as additional collateral for the Hamilton Crossing Loan Combination, and (y) to the extent no Hamilton Crossing Trigger Period is continuing, all excess cash flow will be disbursed to the borrower. Prior to the occurrence of a Hamilton Crossing Trigger Period, all funds in the lockbox account are to be swept daily to the borrower’s operating account. Upon an event of default under the Hamilton Crossing Loan documents, the lender may apply funds to amounts payable under the Hamilton Crossing Loan Combination in the order of priority it determines.

A “Hamilton Crossing Trigger Period” will commence upon the earlier of (i) the occurrence of an event of default under the Hamilton Crossing Loan documents; (ii) the debt service coverage ratio (as calculated in accordance with the Hamilton Crossing Loan documents) being less than 1.20x for one calendar quarter; or (iii) the occurrence of a Hamilton Crossing Specified Tenant Trigger Period (as defined below). A Hamilton Crossing Trigger Period will expire: with regard to clause (i), upon the cure of such event of default, if applicable; with regard to clause (ii), upon the debt service coverage ratio equaling or exceeding 1.25x for two consecutive calendar quarters; and with respect to clause (iii), upon the Hamilton Crossing Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Hamilton Crossing Loan documents. However, no Hamilton Crossing Trigger Period will be deemed to exist solely with respect to clause (ii) above during any period that the Hamilton Crossing Collateral Cure Conditions (defined below) are satisfied.

“Hamilton Crossing Collateral Cure Conditions” means satisfaction of the following by the borrower: (i) the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, serves as additional collateral for the Hamilton Crossing Loan Combination, in an amount equal to an amount which, assuming the debt service coverage ratio is 1.00x, if added to underwritable cash flow, would be sufficient to achieve a 1.30x debt service coverage ratio (the “Collateral Deposit Amount”) and thereafter, on each one year anniversary date of the date that the borrower made said deposit (or delivered said letter of credit), (ii) the borrower deposits additional cash collateral in the amount of the Collateral Deposit Amount or increases the amount of the letter of credit by an amount equal to the Collateral Deposit Amount (as applicable). Notwithstanding the foregoing, the lender acknowledges that the collateral referenced in this definition will be returned to the borrower, provided no event of default is ongoing, at such time as the Hamilton Crossing Trigger Period to which the Hamilton Crossing Collateral Cure Conditions relate would have expired even if the borrower not satisfied the Hamilton Crossing Collateral Cure Conditions (i.e. at such time as the debt service coverage ratio (without taking into account the cash deposit and/or letter of credit) equals or is greater than 1.30x for two consecutive quarters).

A “Hamilton Crossing Specified Tenant Trigger Period” means a period: (a) commencing upon the first to occur of (i) ADESA Corporation, any future tenant of ADESA Corporation’s premises, any tenant leasing more than 20% of the Hamilton Crossing Property or comprising more than 20% of rental income, Allete, Inc., and any parent, affiliate or guarantor of the foregoing (collectively, “ADESA”) being in default under its lease beyond applicable notice and cure periods, (ii) ADESA failing to be in actual, physical possession of at least eighty percent of the ADESA space and utilizing all of that portion of the ADESA space to be open to the public for business during customary hours, and/or “going dark” in at least 20% of the ADESA space, (iii) ADESA providing notice that it is terminating its lease for all or any portion of its premises such that the remaining space following such termination will be less than 90% of the square footage demised to the applicable tenant as of the origination date of the Hamilton Crossing Loan Combination, (iv) any termination, cancellation or failure to be in full force and effect (including rejection in a bankruptcy or insolvency proceeding) of the ADESA lease, (v) any bankruptcy or similar insolvency of ADESA and (vi) ADESA failing to extend or renew the applicable lease for the ADESA space on or prior to the earlier of (x) twelve months before expiration of its lease and (y) the date on which notice must be given to the lessor to exercise the applicable extension option; and (b) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the matter giving rise to the Hamilton Crossing Specified Tenant Trigger Period has been cured or corrected in accordance with the terms of the Hamilton Crossing Loan documents (which may include, if the Hamilton Crossing Specified Tenant Trigger Period arose under clause (a)(vi) above, re-

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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tenanting 80% or more of the applicable space in accordance with the requirements of the Hamilton Crossing Loan documents), or (2) the borrower re-leasing of the space that was demised pursuant to the applicable tenant’s lease to a new tenant pursuant to a lease entered into in accordance with the applicable terms and conditions under the Hamilton Crossing Loan documents and such replacement tenant is in physical occupancy of the applicable premises, open for business, and paying full, unabated rent under its lease.

■	Property Management. The Hamilton Crossing Property is managed by Cushman & Wakefield U.S., Inc., an independent third-party manager. The lender has the right to, or to direct the borrower to, terminate the property management agreement and replace the property manager if: (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy action or proceeding that is not dismissed within 90 days or any voluntary bankruptcy proceeding; (ii) a Hamilton Crossing Trigger Period has occurred and is continuing under the Hamilton Crossing Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager has occurred and is continuing under the property management agreement after the expiration of all applicable notice and cure periods. The borrower has the right to replace the property manager, provided no event of default is continuing under the Hamilton Crossing Loan documents, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation).

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the Hamilton Crossing Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6-month extended period of indemnity, with no deductible in excess of $10,000 (provided, however, that higher deductibles for damage caused by flood, earth movement, wind or terrorism shall be permitted so long as such higher deductibles are commercially reasonable but not to exceed $100,000 with respect to terrorism and 5% of the total insurable value of the applicable individual property with respect to flood, earth movement or wind). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

43RD STREET
4TH FLOOR
3RD FLOOR
2ND FLOOR
GROUND FLOOR
CELLAR FLOOR
SUB CELLAR FLOOR
44TH STREET
BOWLMOR LANES
Guitar Center
GUY'S AMERICAN KITCHEN ★ BAR
Gulliver's Gate
NATIONAL GEOGRAPHIC
OHM (American Market by Todd English)
LOS TACOS No. 1
OFFICE CONDO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
229 West 43rd Street
Retail Condo
229 West 43rd Street
New York, NY 10036
ROCKEFELLER CENTER
MIDTOWN
THEATER DISTRICT
MIDTOWN SOUTH
GARMENT DISTRICT
Times Square
Port Authority Bus Terminal
Bryant Park
New York Public Library
Macy's Herald Square
RCA Building
Bank of America Tower
4 Times Square
New York Times Building
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 41ST STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
W 34TH STREET
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
BROADWAY
Harlem
Columbia University
Upper West Side
Upper East Side
Metropolitan Museum of Art
Central Park
West New York
Astoria
Carnegie Hall
Rockefeller Center
United Nations
Long Island City
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
NYU
SoHo
Financial District
Jersey City
BROOKLYN

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Balance(5)	$30,000,000
Property Type	Retail	Cut-off Date Balance per SF(4)	$1,147.08
Size (SF)	248,457	Percentage of Initial Pool Balance	2.9%
Total Occupancy as of 10/1/2016(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2016(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1913-1947 / 2009	Mortgage Rate	4.00550%
Appraised Value(2)	$470,000,000	Original Term to Maturity (Months)	120
Appraisal Date	10/1/2016	Original Amortization Term (Months)	NAP
Borrower Sponsor(3)	Jared Kushner	Original Interest Only Period (Months)	120
Property Management	Westminster Management, LLC	First Payment Date	12/6/2016
Maturity Date	11/6/2026

Underwritten Revenues	$25,397,158
Underwritten Expenses	$3,895,157	Escrows(6)
Underwritten Net Operating Income (NOI)	$21,502,001	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,207,655	Taxes	$651,564	$126,690
Cut-off Date LTV Ratio(2)(4)	60.6%	Insurance	$18,983	$0
Maturity Date LTV Ratio(2)(4)	60.6%	Replacement Reserve	$0	$6,211
DSCR Based on Underwritten NOI / NCF(4)	1.86x / 1.75x	TI/LC	$14,492,159	$0
Debt Yield Based on Underwritten NOI / NCF(4)	7.5% / 7.1%	Other(7)	$11,133,080	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$285,000,000	77.0%	Loan Payoff	$276,954,279	74.9%
Mezzanine Loan	85,000,000	23.0	Principal Equity Distribution	59,327,520	16.0
Reserves	26,295,786	7.1
Closing Costs	7,422,416	2.0
Total Sources	$370,000,000	100.0%	Total Uses	$370,000,000	100.0%

(1)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property, each of which is in a free rent period for which $11,061,751 was reserved with the lender at loan origination.
(2)	Represents the appraiser’s “Hypothetical As-Is” appraised value, which applies a credit for the approximately $24.2 million of contractual free rent, capital improvements and TI/LC obligations for which approximately $25.6 million was ultimately reserved at loan origination. Based on the as-is appraised value of $445.0 million as of October 1, 2016, the Cut-off Date LTV Ratio for the Mortgage Loan and Total Debt are 64.0% and 83.1%, respectively.
(3)	See “—The Borrowers” below.
(4)	Calculated based on the aggregate outstanding principal balance of the 229 West 43rd Street Retail Condo Loan Combination.
(5)	The Cut-off Date Balance of $30,000,000 represents the non-controlling note A-4-A of a loan combination evidenced by nine pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $285,000,000. The related companion loans are evidenced by (i) the controlling note A-1 and non-controlling note A-6, which have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000, and were contributed to the CD 2016-CD2 securitization transaction, (ii) the non-controlling notes A-4-B, A-5, A-7 and A-8 with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000 and were contributed to the CD 2017-CD3 securitization transaction and (iii) the non-controlling notes A-2 and A-3 which have an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000, are currently held by Deutsche Bank AG, New York Branch (“DBNY”) and are expected to be contributed to the JPMDB 2017-C5 securitization transaction.
(6)	See “—Escrows” below.
(7)	Other Upfront reserves include $11,061,751 for free rent, $48,329 for bridge rent and $23,000 for deferred maintenance. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “229 West 43rd Street Retail Condo Loan”) is part of a loan combination (the “229 West 43rd Street Retail Condo Loan Combination”) evidenced by nine pari passu notes that are collectively secured by a first mortgage encumbering the borrowers’ fee simple interest in a 248,457 SF retail condominium located in New York, New York (the “229 West 43rd Street Retail Condo Property”). The 229 West 43rd Street Retail Condo Loan, which is evidenced by note A-4-A and represents a non-controlling interest in the 229 West 43rd Street Retail Condo Loan Combination, had an aggregate original principal balance of $30,000,000, has an outstanding principal balance as of the Cut-off Date of $30,000,000 and represents approximately 2.9% of the Initial Pool Balance. The related companion loans had an aggregate original principal balance of $255,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $255,000,000 and are evidenced by (i) the controlling note A-1 and non-controlling note A-6, which have an aggregate outstanding principal balance of $75,000,000 and were contributed to the CD 2016-CD2 securitization transaction, (ii) the non-controlling notes A-4-B, A-5, A-7 and A-8, which have an aggregate outstanding principal balance of $100,000,000 and were contributed to the CD 2017-CD3 securitization transaction and (iii) the non-controlling notes A-2 and A-3 which have an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000, are currently held by DBNY and are expected to be contributed to the JPMDB 2017-C5 securitization transaction. The 229 West 43rd Street Retail Condo Loan Combination was originated by DBNY on October 13, 2016, had an original principal balance of $285,000,000, has an outstanding principal balance as of the Cut-off Date of $285,000,000 and accrues interest at an interest rate of 4.00550% per annum. The proceeds of the 229 West 43rd Street Retail Condo Loan Combination were primarily used to retire the existing debt of the 229 West 43rd Street Retail Condo Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 229 West 43rd Street Retail Condo Loan Combination had an initial term of 120 months and has a remaining term of 115 months as of the Cut-off Date. The 229 West 43rd Street Retail Condo Loan requires interest only payments on each due date. The scheduled maturity date of the 229 West 43rd Street Retail Condo Loan Combination is the due date in November 2026. Provided that no event of default has occurred and is continuing under the 229 West

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

43rd Street Retail Condo Loan documents, at any time after the earlier of October 13, 2019 and the second anniversary of the securitization of the last portion of the 229 West 43rd Street Retail Condo Loan Combination, the 229 West 43rd Street Retail Condo Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 229 West 43rd Street Retail Condo Loan documents. Voluntary prepayment of the 229 West 43rd Street Retail Condo Loan Combination is permitted (in whole, but not in part) without penalty on or after the due date in May 2026.

■	The Mortgaged Property. The 229 West 43rd Street Retail Condo Property is a 248,457 SF retail condominium located at 229 West 43rd Street, formerly known as The New York Times Building. The 229 West 43rd Street Retail Condo Property is a landmarked building located mid-block with frontage on both 43rd and 44th streets, across from the famous Shubert Alley, a 300-foot long pedestrian alley at the heart of the New York City theater district.

The 229 West 43rd Street Retail Condo Property consists of six floors, two below-grade and four above-grade (the “Retail Condominium Unit”) that is the base of an 18-story, 729,566 SF building that also includes an office condominium (the “Office Condominium Unit,” and together with the Retail Condominium Unit, the “229 West 43rd Street Condominium”) on floors 5 – 16. The Office Condominium Unit is not collateral for the 229 West 43rd Street Retail Condo Loan Combination. The related condominium board of directors has five board members, two of which are appointed by the borrowers. For additional information regarding the 229 West 43rd Street Condominium see “—The Condominium” herein. The borrowers acquired the 229 West 43rd Street Retail Condo Property in October 2015 for approximately $295.0 million ($1,187 per SF) from Africa-Israel USA and Five Mile Capital in an off market transaction.

The 229 West 43rd Street Retail Condo Property is currently 100.0% leased as of October 1, 2016 to 8 tenants in the retail, entertainment and restaurant sectors, all of which have lease terms that extend beyond the term of the 229 West 43rd Street Retail Condo Loan. Top tenants include Bowlmor Times Square, LLC, National Geographic, Gulliver’s Gate, Guitar Center Stores, Inc. and Guy’s American Kitchen. The 229 West 43rd Street Retail Condo Property’s combined weighted average lease term and remaining lease term are 18.4 and 15.7 years, respectively, and the current weighted average in-place gross rent for the 229 West 43rd Street Retail Condo Property is $102.14 per SF.

Prior to the borrowers’ acquisition in 2015, the 229 West 43rd Street Retail Condo Property was 75.1% occupied. Since the acquisition, the borrower sponsor fully leased up the 229 West 43rd Street Retail Condo Property, signing leases for 121,832 SF of space. New leases include National Geographic, Gulliver’s Gate, Los Tacos No.1 and OHM (American Market by Todd English). As part of its lease up efforts, the borrower sponsor was able to buyout Discovery TSX’s below market lease and subsequently release the space to National Geographic at $101.46 per SF. In connection with the new leases, the borrower sponsor has budgeted approximately $16.2 million in tenant improvements, leasing commissions and landlord work, the outstanding balance of which was reserved for at loan origination. The subsequent chart details the recent leasing at the 229 West 43rd Street Retail Condo Property and the borrowers’ budgeted tenant improvements, leasing commissions and landlord work associated with each lease.

Recent Leasing

Tenant	Lease Commencement	Free Rent Period (Months)	Rent Commencement	Tenant Possession Date	Projected Opening Date	Tenant Improvements	Leasing Commissions	LL Work / Budgeted CapEx
National Geographic	10/4/2016	12	10/8/2017	Oct-16	Aug-17	$4,000,000	$2,400,000	$0
Gulliver’s Gate	1/4/2016	12	1/4/2017	Jan-16	May-17	$2,500,000	$2,571,226	$0
OHM (American Market by Todd English)	8/1/2016	15(1)	11/1/2017	Mar-17	Apr-17	$1,100,000	$1,000,000	$2,100,000
Los Tacos No.1	12/1/2016	9	9/1/2017	Dec-16	Jul-17	$0	$164,000	$400,000
Totals						$7,600,000	$6,135,226	$2,500,000

(1)	Includes partial free rent starting in month 16. The free rent schedule is as follows: 100% abatement for months 1-15; 50% abatement for months 16-23; 25% abatement for months 24-31; full rent thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

Located adjacent to Times Square, the 229 West 43rd Street Retail Condo Property benefits from access to numerous local and regional transportation options. The 229 West 43rd Street Retail Condo Property is located one block from 11 subway lines at the Times Square subway station, two blocks to the west of the Bryant Park subway station and 10 blocks north of Penn Station, providing access to and from New Jersey and Long Island, as well as inter-city access through Amtrak. Grand Central Station and the Port Authority Bus Terminal are also within walking distance of the 229 West 43rd Street Retail Condo Property.

The 229 West 43rd Street Retail Condo Property benefits from an existing Industrial Commercial Incentive Program (“ICIP”) tax exemption, granted to the prior owner in connection with certain capital improvements made to the 229 West 43rd Street Retail Condo Property which qualified for such ICIP benefits. The ICIP program provided exemptions from real estate tax increases resulting from capital improvements installed in qualifying industrial and commercial properties. To be eligible, industrial and commercial buildings must be modernized, expanded, or otherwise physically improved as required by the ICIP rules, and the benefits could last for up to 25 tax years. The 229 West 43rd Street Retail Condo Property qualified for a twelve tax year exemption (total and partial exemption) period. The annual exemption totals $55,838,279; that exemption amount is multiplied by the current tax rate, to yield the annual reduction of real estate taxes. During the 2016 tax year, the dollar value of the exemption applied to taxes due totaled $5,950,127 (based on the tax rate of 10.656%) and that exemption was deducted from the $7,390,842 annual taxes before ICIP exemption (resulting in an annual $1,440,715 tax bill for the 229 West 43rd Street Retail Condo Property). For the first eight tax years beginning July 1, 2009 through June 30, 2017, 100% of the $55,838,279 ICIP exemption will be applied to the tax bills. In the 2017/2018 tax year, 80% of the exemption will be applied, and the exemption will continue to decrease at a rate of 20% per year, until it is entirely phased out after the 12th exemption year, in 2020/2021. Full taxes without any exemption will be owed effective the tax year beginning July 1, 2021. Real estate taxes were underwritten to half of the payable taxes for the 2016/2017 fiscal year and half of the payable taxes for the 2017/2018 fiscal year.

The following table presents certain information relating to the major tenants at the 229 West 43rd Street Retail Condo Property:

Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
National Geographic(2)	NR/NR/NR	59,137	23.8%	$6,000,000	24.9%	$101.46	10/31/2032	2, 5-year options
Gulliver’s Gate(3)	NR/NR/NR	49,000	19.7	5,750,000	23.8	$117.35	1/31/2031	1, 5-year option
Bowlmor Times Square, LLC	NR/NR/NR	77,536	31.2	4,949,898	20.5	$63.84	7/31/2034	3, 5-year options
OHM (American Market by Todd English)(4)	NR/NR/NR	11,970	4.8	2,300,036	9.5	$192.15	7/31/2031	1, 5-year option
Guy’s American Kitchen	NR/NR/NR	15,670	6.3	1,852,978	7.7	$118.25	11/30/2032	1, 10-year option
Guitar Center Stores, Inc.	NR/NR/NR	28,119	11.3	1,730,000	7.2	$61.52	1/31/2029	3, 5-year options
Haru Broadway Corp.	NR/NR/NR	5,300	2.1	1,192,500	4.9	$225.00	12/31/2028	2, 5-year options
Los Tacos No.1(5)	NR/NR/NR	1,725	0.7	360,008	1.5	$208.70	11/30/2031	NA
Largest Owned Tenants		248,457	100.0%	$24,135,419	100.0%	$97.14
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		248,457	100.0%	$24,135,419	100.0%	$97.14

(1)	Based on the underwritten rent roll dated October 1, 2016.
(2)	National Geographic signed a 16-year lease for its space on June 14, 2016. The tenant took possession of its space in October 2016 and is expected to open for business in August 2017. The tenant is in a free rent period until October 8, 2017, and the related rent was reserved with lender at loan origination.
(3)	Gulliver’s Gate signed a 15-year lease for its space on November 9, 2015. The tenant took possession of its space in January 2016 and is expected to open for business in May 2017. The tenant was in a free rent period until January 4, 2017, and the related rent was reserved with lender at loan origination.
(4)	OHM (American Market by Todd English) signed a 15-year lease for its space on August 1, 2016. The tenant is expected to take possession of its space in March 2017 and is expected to open for business in April 2017. The tenant is in a free rent period until November 1, 2017, and the related rent was reserved with lender at loan origination.
(5)	Los Tacos No.1 signed a 15-year lease for its space on June 8, 2016. The tenant took possession of its space in December 2016 and is expected to open for business in July 2017. The tenant is in a free rent period until September 1, 2017, and the related rent was reserved with lender at loan origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

The following table presents certain information relating to the lease rollover schedule at the 229 West 43rd Street Retail Condo Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028 & Thereafter	248,457	100.0	100.0%	24,135,419	100.0	$97.14	8
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	248,457	100.0%		$24,135,419	100.0%	$97.14	8

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the 229 West 43rd Street Retail Condo Property:

Historical Leased %(1)

	2014	2015	As of 10/1/2016(2)
Owned Space	75.1%	75.1%	100.0%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year unless otherwise specified.
(2)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property, each of which is in a free rent period for which $11,061,751 was reserved with lender at loan origination.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 229 West 43rd Street Retail Condo Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	T-10 8/31/2016 Ann.	Underwritten(3)	Underwritten $ per SF
Base Rent	$14,741,197	$16,019,885	$16,863,101	$24,135,419	$97.14
Total Recoveries	2,670,754	2,443,708	782,785	1,261,739	5.08
Vacancy & Credit Loss	(739,044)	(1,070,219)	0	0	0.00
Effective Gross Income	$16,672,907	$17,393,374	$17,645,886	$25,397,158	$102.22

Total Operating Expenses	$7,051,784	$5,444,159	$3,870,185	$3,895,157	$15.68

Net Operating Income	$9,621,123	$11,949,215	$13,775,701	$21,502,001	$86.54
TI/LC	0	0	0	1,219,809	4.91
Capital Expenditures	0	0	0	74,537	0.30
Net Cash Flow	$9,621,123	$11,949,215	$13,775,701	$20,207,655	$81.33

Occupancy	NA	75.1%	92.7%	100.0%
NOI Debt Yield	3.4%	4.2%	4.8%	7.5%
NCF DSCR	0.83x	1.03x	1.19x	1.75x

(1)	2015 figures are not available due to the borrowers’ acquisition of the 229 West 43rd Street Retail Condo Property in October 2015.
(2)	2013 and 2014 financials were provided to the borrowers by the prior owner of the 229 West 43rd Street Retail Condo Property.
(3)	The increase in Underwritten Net Cash Flow is due to 121,832 SF of recent leasing at the 229 West 43rd Street Retail Condo Property (49.0% of NRA and 59.7% of Underwritten Base Rent).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: 229 WEST 43RD STREET RETAIL CONDO

■	Appraisal. According to the appraisal, the 229 West 43rd Street Retail Condo Property had a “Hypothetical As-Is” appraised value of $470,000,000 as of October 1, 2016. The “Hypothetical As-Is” value applies a credit for the approximately $24.2 million of contractual free rent and TI/LC obligations for which approximately $25.6 million was ultimately reserved at loan origination.

Appraisal Approach	Value	Discount Rate	Terminal Capitalization Rate
Discounted Cash Flow Approach	$445,000,000	6.25%	4.75%

■	Environmental Matters. The Phase I environmental report dated September 15, 2016 recommended a Phase II investigation be performed in connection with the 229 West 43rd Street Retail Condo Property’s historic use as a printing facility. A Phase II investigation dated October 6, 2016 was completed, and it was concluded that the former printing operations did not impact the subsurface at the 229 West 43rd Street Retail Condo Property, and no further action was required.

■	Market Overview and Competition. The 229 West 43rd Street Retail Condo Property is located in the Times Square retail submarket of New York City, which is defined as Broadway between West 42nd and West 47th Streets. The 229 West 43rd Street Retail Condo Property is located across from the famous Shubert Alley and adjacent to the Times Square “bowtie”. Times Square is a highly visited tourist attraction, with an average of 350,000 people passing through the “bowtie” every day, according to the appraiser. The neighborhood is home to numerous retail and entertainment companies such as ABC/Disney, Forever21, Clear Channel Entertainment, MTV and Oakley Sunglasses as well as a number of high profile office tenants including Morgan Stanley, Thomson Reuters, the New York Times, NASDAQ, Microsoft and Ernst & Young.

The submarket also benefits from numerous transportation options. These include the Times Square subway station (the largest in New York City), MTA Buses, the Port Authority Bus Terminal and quick access to Grand Central Terminal and Penn Station. The Times Square/42nd Street/Eighth Avenue interlinked subway stations offer access to 11 different subway lines (A, C, E, N, Q, R, 1, 2, 3, 7 and Shuttle to Grand Central Terminal).

According to the appraisal, the Times Square submarket contains 169 buildings and 2,482,831 SF of total rentable area. As of mid-year 2016, there was 258,718 SF of directly vacant space available, which equates to a direct vacancy rate of 10.4%. Retail asking rents in the submarket were $2,109 per SF as of second quarter of 2016, a decrease of 8.1% over the quarter and a decrease of 15.9% year-over-year. Despite this recent decline, the Times Square submarket continued to experience the greatest long term increase in asking rents tracked by the appraiser. Five years ago, asking rents in the submarket were $691 per SF, which equates to a 238.0% increase.

The appraiser identified the following six properties as sales comparables for the 229 West 43rd Street Retail Condo Property. The adjusted comparables range from $1,574 per SF to $2,045 per SF with an average of approximately $1,982 per SF.

Summary of Comparable Sales(1)

Property	NRA	Year Built	No. Stories	Sales Date	Sales Price	Price per SF	Appraiser’s Adjusted Price per SF	Occupancy
229 West 43rd Street Retail Condo Property	248,457(2)	1913-1947 / 2009	6	NAP	$470,000,000(3)	$1,892	NAP	100%(2)(4)
432-440 Park Avenue	133,600	2016	6	Jun-16	$411,125,625	$3,077	$1,877	0%
The Shops at Columbus Circle	461,080	2004	6	Jun-15	$1,040,000,000	$2,256	$2,045	99%
150 West 34th Street	77,760	1998	4	Jun-15	$355,500,000	$4,572	$1,951	100%
530 Fifth Avenue	56,039	1957	3	Sep-14	$295,000,000	$5,264	$2,034	47%
697-699 Fifth Avenue	24,737	1903 / 2000	5	Jul-14	$700,000,000	$28,298	$1,574	100%
1107 Broadway	20,609	1915 / 2013	2	Feb-14	$56,500,000	$2,742	$1,709	21%

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated October 1, 2016.
(3)	Represents the appraised value based on a “Hypothetical As-Is” for the 229 West 43rd Street Retail Condo Property.
(4)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The appraiser identified lease comparables ranging from $239.48 per SF - $350.28 per SF, on an adjusted basis, for grade space and $130.59 per SF - $392.08 per SF, on an adjusted basis, for multi-level space. The appraiser’s market rent conclusions for the 229 West 43rd Street Retail Condo Property, broken out by floor and frontage, are summarized in the subsequent chart.

Retail Market Rent Summary(1)

Space Type	Rent per SF
Grade 44th Street	$350.00
Grade 43rd Street	$250.00
2nd Floor / Mezzanine	$100.00
3rd Floor	$80.00
4th Floor	$70.00
Lower Level	$75.00
Sub-Lower Level	$75.00

(1)	Source: Appraisal.

■	The Borrowers. The borrowers, Elmwood NYT Owner, LLC, Oakwood NYT Owner, LLC, Wallkill NYT Owner, LLC and Landings NYT Owner, LLC, are tenants-in-common, and are each a Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 229 West 43rd Street Retail Condo Loan. The sponsor of the borrowers and non-recourse carve-out guarantor is Jared Kushner. On January 3, 2017, the borrowers sent a notice to the lender stating that subject to the terms of the related 229 West 43rd Street Retail Condo Loan documents, and to the extent required, the consent of the lender, Jared Kushner intends to tender his resignation as manager of the borrowers and will be replaced in such capacity by Joshua Kushner, effective as of January 19, 2017. Following such notice, the borrower proposed that Jared Kushner be replaced by Joshua Kushner as the non-recourse carveout guarantor. Such notice and proposal are currently under review by the servicer and special servicer in the CD 2016-CD2 securitization under which the 229 West 43rd Street Retail Condo Loan Combination is being serviced. The borrower anticipates that Jared Kushner will be replaced by Joshua Kushner as the manager of the indirect owner of the borrower, and the 229 West 43rd Street Retail Condo Loan documents will be amended to provide that both Jared Kushner and Joshua Kushner will be guarantors under the non-recourse carveout guaranty and will individually and collectively constitute key principals for purposes of such documents. However, such proposal is not final and may be subject to further change. Jared Kushner has been appointed as a senior White House advisor in the Trump administration.

According to management at Kushner Companies, Jared Kushner has tendered his resignation as CEO of Kushner Companies, a third generation real estate organization headquartered in New York City and founded in 1964 by Charles Kushner, Jared’s father. The company’s national reach consists of more than 20,000 multifamily apartments and approximately 13.0 million SF of office, hotel, industrial and retail space throughout the Northeast and Mid-Atlantic regions. In 2015 alone, Kushner Companies completed more than $1.5 billion of transactions. See “Description of Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings—Borrowers, Principals or Affiliated Entities Were Parties to Defaults, Bankruptcy Proceedings, Criminal Proceedings, Foreclosure Proceedings, Deed-In-Lieu of Foreclosure Transactions and/or Mortgage Loan Workouts” and “Description of the Mortgage Pool-Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

In addition to his former role at Kushner Companies, Jared, alongside his brother, Joshua, co-founded Cadre, a company that utilizes technology to connect institutional investors with potential real estate investments. Mr. Kushner has been an active investor in technology companies and has been a member on the boards of several start-ups including Urban Compass, Honest Buildings and 42 Floors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. At origination, the borrowers deposited (i) $651,564 into a tax reserve account, (ii) $18,983 into an insurance reserve account, (iii) $14,492,159 into a TI/LC reserve account for tenant improvements, leasing commissions and landlord work in connection with the National Geographic, Gulliver’s Gate, OHM (American Market by Todd English) and Los Tacos No. 1 leases, (iv) $23,000 into a deferred maintenance account, which represents 115% of the estimated costs, (v) $11,061,751 into a free rent reserve account in connection with free rent periods under the National Geographic, Gulliver’s Gate, OHM (American Market by Todd English) and Los Tacos No. 1 leases and (vi) $48,329 into a bridge rent reserve account in connection with the Los Tacos No. 1 lease.

On a monthly basis, the borrowers are required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $126,690, into a tax reserve account, (ii) unless an acceptable blanket insurance policy is in place, one-twelfth of the estimated annual insurance premiums into an insurance account and (iii) $6,211 into a replacement reserve account.

■	Lockbox and Cash Management. The 229 West 43rd Street Retail Condo Loan Combination is structured with a hard lockbox and in-place cash management. The borrowers were required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the clearing account controlled by the lender. All funds in the clearing account are required to be transferred on a daily basis into a deposit account established and maintained by the lender, and applied to all required payments and reserves as set forth in the 229 West 43rd Street Retail Condo Loan documents. Provided no Trigger Period (as defined below) is continuing, excess cash in the deposit account is required to be disbursed to the borrowers in accordance with the 229 West 43rd Street Retail Condo Loan documents.

A “Trigger Period” will commence upon the occurrence of (i) an event of default, (ii) the debt service coverage ratio, as of any calculation date, falling below 1.75x based on the loan combination balance or 1.10x based on the total debt (including the mezzanine loan balance), respectively, (iii) a mezzanine loan default, (iv) a Lease Sweep Period (as defined below) or (v) receipt by the lender of a mezzanine loan trigger period commencement notice and will end upon (a) with respect to clause (i), the date on which such event of default is cured, (b) with respect to clause (ii), the debt service coverage ratio is at least 1.75x based on the loan combination balance or 1.10x based on the total debt (including the mezzanine loan balance), in each case, for two consecutive calendar quarters, (c) with respect to clause (iii), the receipt by lender of a mezzanine loan default revocation notice, (d) with respect to clause (iv), such Lease Sweep Period has ended or (e) with respect to clause (v), provided no other Trigger Period is continuing, receipt by lender of a mezzanine loan trigger period termination notice.

A “Lease Sweep Period” will commence, with respect to any lease for space at the 229 West 43rd Street Retail Condo Property, upon the first monthly payment following (i) the day following the latest date under the lease by which the related tenant is required to give notice of its exercise of a renewal option (and such option has not been exercised), (ii) the date that the lease is surrendered, cancelled or terminated (or borrowers receive notice of such) prior to its then current expiration date, (iii) the date on which a tenant discontinues its business for 30 continuous days (other than for repair, maintenance or renovations or a sublease or assignment of the lease permitted by the 229 West 43rd Street Retail Condo Loan documents), (iv) a tenant being in default, for two consecutive calendar months, in the payment of base rent under its lease, beyond any applicable notice and cure period (other than as a result of approved lease modifications or good faith disputes regarding expense reimbursements) or the occurrence of any other material default under the lease that remains uncured for 60 days after notice and (v) a bankruptcy or insolvency proceeding of the tenant, its parent or lease guarantor.

A Lease Sweep Period will end, upon the earlier to occur of the date that: (a) with respect to clauses (i) through (v) above, (1) the entire space demised under the subject lease has been re-tenanted pursuant to one or more leases entered into in accordance with the 229 West 43rd Street Retail Condo Loan documents and, in lender’s reasonable judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and other landlord obligations, including free and/or abated rent, (2) the funds in the lease sweep reserve with respect to the subject lease are equal to the sum of (x) $100 per SF of the leased space, plus (y) an amount equal to lender’s reasonable estimate of the amount likely to be incurred in connection with leasing the related space (including free rent related to the new lease or leases), if any (such amounts, “Re-Leasing Expenses”), (3) in the case of a tenant space that has been partially re-tenanted, all of the conditions of clause (1) above have been met with respect to the leased portion and all of the conditions of clause (2) above have been met with respect to the remaining space, or (4) the lender has waived the Lease Sweep Period; (b) in the case of clause (i) above, the date on which the subject tenant either (x) irrevocably extends or renews its lease after a waiver by the borrowers or (y)  enters into a lease extension or renewal with borrowers that is acceptable to the lender in the lender’s reasonable discretion with respect to all or substantially all of its space, and in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all Re-Leasing Expenses  in connection

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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with such renewal or extension; (c) in the case of clause (ii) above based on a tenant’s delivery of notice of its intention to terminate, cancel or surrender its lease, if such option is not exercised by the related tenant by the latest exercise date specified in the related lease or is otherwise validly waived or revoked in writing by the applicable tenant; (d) in the case of clause (iii) above, the date on which the subject tenant re-opens for business in all of its leased space and continually operates for three months; (e) in the case of clause (iv) above, the date on which the subject default has been cured, and no other monetary or material non-monetary default under such lease occurs for a period of three consecutive months following such cure; and (f) in the case of clause (v) above, the applicable bankruptcy or insolvency proceeding has terminated in accordance with the terms of the 229 West 43rd Street Retail Condo Loan documents.

■	Property Management. The 229 West 43rd Street Retail Condo Property is managed by Westminster Management, LLC, a borrower affiliate. Lender consent (which may be conditioned upon receipt of a rating agency confirmation) is required for replacement of the property manager, except that, provided that no event of default is continuing under the 229 West 43rd Street Retail Condo Loan documents, the borrowers may replace the property manager without lender consent with an Unaffiliated Property Manager (as defined below). The lender has the right to require the borrowers to replace the property manager with an Unaffiliated Property Manager selected by the borrowers or another property manager chosen by the borrowers and reasonably approved by the lender (which may be subject to receipt of a rating agency confirmation) (i) at any time following an event of default under the 229 West 43rd Street Retail Condo Loan documents, (ii) if the property manager is in material default under the management agreement beyond any applicable notice and cure period, (iii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

An “Unaffiliated Property Manager” means an unaffiliated property manager that is (A) a reputable, nationally or regionally recognized management company having at least five years’ experience in the management of similar properties similar to the 229 West 43rd Street Retail Condo Property, (B) at the time of its engagement as property manager is managing (exclusive of the 229 West 43rd Street Retail Condo Property) not less than four similar properties (or otherwise prime retail real estate properties within New York City or in another major city in the United States) that contain, in the aggregate, not less than 1,500,000 SF (which properties can include the retail portion of an office building, provided that, only the retail portion is counted towards the foregoing calculation of square footage) and (C) is not the subject of a bankruptcy or similar insolvency proceeding.

■	Mezzanine or Secured Subordinate Indebtedness. Two mezzanine loans, with an aggregate original principal balance of $85,000,000 were funded concurrently with the funding of the 229 West 43rd Street Retail Condo Loan Combination. The Mezzanine A loan has an original principal balance of $55,000,000, accrues interest at a rate of 7.00000% and is senior to the Mezzanine B Loan. The Mezzanine B loan has an original principal balance of $30,000,000 and accrues interest at a rate of 9.60670%. Both the Mezzanine A and Mezzanine B loans are coterminous with the 229 West 43rd Street Retail Condo Loan Combination and are interest only for their terms. The Mezzanine A loan and a 50% participation interest in the Mezzanine B loan is currently held by Paramount Group, Inc. and the remainder of the Mezzanine B loan is currently held by SL Green Realty Corp. No future mezzanine or secured indebtedness is permitted.

■	The Condominium. The 229 West 43rd Street Condominium board of directors has five board members, two of which are appointed by the borrowers. Pursuant to the related 229 West 43rd Street Condominium documents, (i) the borrowers have the right to make decisions that relate solely to the Retail Condominium Unit, (ii) the borrowers have the right to vote major decisions, including amendments to quorum requirements for voting, decisions that affect insurance or decisions that adversely affect the use, operation or leasing of the Retail Condominium Unit, (iii) if 75% or more of the building is damaged by a casualty, a 75% vote of the board is required for a decision not to proceed with restoration, and (iv) any amendment to the declaration or by-laws requires unanimous written consent and consent of lender (as a registered mortgagee).

■	Release of Collateral. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. The 229 West 43rd Street Retail Condo Loan documents require that the “all risks” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the 229 West 43rd Street Retail Condo Property, provided that if TRIPRA is no longer in effect, the borrowers will not be required to pay annual insurance premiums solely with respect to such terrorism coverage in excess of the Terrorism Premium Cap (as defined below), provided that if the insurance premiums payable with respect to such terrorism coverage exceeds the Terrorism Premium Cap, the lender may, at its option (a) purchase such standalone terrorism policy, with the borrowers paying such portion of the insurance premiums with respect thereto equal to the Terrorism Premium Cap and the lender paying such portion of the insurance premiums in excess of the Terrorism Premium Cap or (b) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap.

The “Terrorism Premium Cap” means an amount equal to 200% of the amount of the then annual premiums paid by the borrowers for the all-risk coverage and loss of rents/business interruption coverage required under the loan documents at the time terrorism coverage is excluded from the applicable insurance policy (without giving effect to the terrorism and earthquake components of such policy).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #11: plaza de hacienda

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		PCC
Location (City/State)	La Puente, California	Cut-off Date Balance		$29,750,000
Property Type	Retail	Cut-off Date Balance per SF		$192.60
Size (SF)	154,462	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 3/1/2017	100.00%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2017	100.00%	Type of Security		Fee Simple
Year Built / Latest Renovation	1992,1995 / 2005	Mortgage Rate		4.91000%
Appraised Value	$47,000,000	Original Term to Maturity (Months)		120
Appraisal Date	2/4/2017	Original Amortization Term (Months)		360
Borrower Sponsor(1)	K. Joseph Shabani; Kamyar Shabani	Original Interest Only Term (Months)	60
Property Management	Optimus Property Management, LLC	First Payment Date	4/5/2017
		Maturity Date	3/5/2027

Underwritten Revenues	$3,214,854
Underwritten Expenses	$801,643	Escrows
Underwritten Net Operating Income (NOI)	$2,413,211		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,332,891	Taxes	$34,218	$34,218
Cut-off Date LTV Ratio	63.3%	Insurance	$3,987	$1,993
Maturity Date LTV Ratio	58.3%	Replacement Reserve(2)	$0	$3,475
DSCR Based on Underwritten NOI / NCF	1.27x / 1.23x	TI/LC(3)	$0	$9,601
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.8%	Other(4)	$55,800	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,750,000	100.0%	Loan Payoff	$27,000,000	90.8%
			Reserves	94,085	0.3
			Closing Costs	618,692	2.1
			Return of Equity	2,037,223	6.8
Total Sources	$29,750,000	100.0%	Total Uses	$29,750,000	100.0%

(1)	K. Joseph Shabani and Kamyar Shabani are the non-recourse carveout guarantors under the Plaza de Hacienda Loan. The borrower is comprised of three single-purpose tenant in common entities that are owned or controlled by K. Joseph Shabani and Kamyar Shabani.

(2)	The replacement reserve deposits are capped at $125,115 with replenishment obligations.

(3)	The TI/LC reserve deposits are for the cost of tenant improvements and leasing commissions associated with the portion of the Plaza de Hacienda Property currently occupied by Food 4 Less (the “Food 4 Less Space”) and are capped at $500,000 with replenishment obligations. Notwithstanding the foregoing, upon renewal of the Food 4 Less lease, the borrower may obtain release of TI/LC reserve funds in excess of $350,000 and TI/LC reserve funds may be used in respect of any tenant at the Plaza de Hacienda Property; provided that if TI/LC reserve funds are reduced below $250,000, the obligation to make monthly deposits into the TI/LC reserve fund will resume (but will be capped at $350,000). Further notwithstanding the foregoing, 24 months prior to the Maturity Date, the capped amount increases to $500,000 and the TI/LC reserve funds are once again solely available for use in connection with tenant improvements and leasing commissions associated with the Food 4 Less Space. Additionally, in the event Food 4 Less fails to renew its lease twelve months prior to expiration (and any subsequent expirations), the borrower is required to deposit $140,000 into the TI/LC reserve for the Food 4 Less Space. If the borrower does not deposit said funds, a trigger event will exist and a cash flow sweep will be required to commence. Further, if Food 4 Less still has not renewed nine months prior to its lease expiration (and any subsequent expirations), even if the borrower has made the foregoing $140,000 deposit, a trigger event will exist and a cash flow sweep will be required to commence. However, any such cash flow sweep will terminate if the borrower relets the Food 4 Less Space to an acceptable replacement tenant.

(4)	The Other reserve is comprised of a $55,800 deferred maintenance reserve, primarily for parking lot repairs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #11: plaza de hacienda

The following table presents certain information relating to the major tenants at the Plaza de Hacienda Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost(3) (4)	Renewal / Extension Options
Smith’s Food & Drug dba Food 4 Less(5)	BBB / Baa1 / BBB	81,736	52.9%	$1,135,375	44.4%	$13.89	5/31/2022	$334	5.7%	4, 5-year options
Ross Dress for Less(6)	NR / A3 / A-	25,198	16.3	332,614	13.0	$13.20	1/31/2024	NA	NA	4, 5-year options
Big 5 Sports(7)	NR / NR/ NR	15,000	9.7	186,038	7.3	$12.40	1/31/2021	NA	NA	2, 5-year options
Jack in the Box	NR / NR/ NR	2,824	1.8	120,000	4.7	$42.49	8/31/2021	$768	6.2%	3, 5-year options
Kaiser Foundation Health Plan Inc.	A+ / NR / AA-	4,000	2.6	88,320	3.5	$22.08	6/30/2021	NA	NA	2, 3-year options
Rent-A-Center(8)	NR / B2 / B-	4,565	3.0	75,322	2.9	$16.50	6/30/2020	NA	NA	1, 5-year option
Taco Bell	NR / NR/ NR	2,121	1.4	73,205	2.9	$34.51	8/31/2019	NA	NA	2, 5-year options
Titlemax(9)	NR / NR / NR	1,500	1.0	68,177	2.7	$45.45	2/28/2021	NA	NA	2, 5-year options
Leslie’s Pool Supply	NR / B2 / B	3,000	1.9	66,420	2.6	$22.14	10/31/2020	NA	NA	1, 5-year option
Wienerschnitzel	NR / NR / NR	1,530	1.0	51,258	2.0	$33.50	8/31/2025	NA	NA	2, 5-year options
Ten Largest Tenants		141,474	91.6%	$2,196,729	85.9%	$15.53
Remaining Tenants		12,988	8.4	361,915	14.1	$27.87
Vacant		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		154,462	100.0%	$2,558,644	100.0%	$16.56

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant GLA includes two ground leased pad sites totaling 3,651 SF (Taco Bell and Wienerschnitzel). Tenant GLA excluding the ground lease outparcels is 150,811 SF.

(3)	Certain tenants at the Plaza de Hacienda Property are not required to report sales and, in such cases, Tenant Sales $ per SF and Occupancy Cost are not available.

(4)	Occupancy Cost calculations are based on underwritten base rent plus underwritten reimbursements.

(5)	Smith’s Food & Drug dba Food 4 Less (“Food 4 Less”) includes a lease between the borrower and Smith’s Food & Drug Centers, Inc. (the “Smith’s Lease”) and a sublease between Smith’s Food & Drug Centers, Inc. and Food 4 Less California, Inc. (the “Food 4 Less Sublease”) (collectively, the “Food 4 Less Lease”). The Food 4 Lease Sublease rent and term mirror the Smith’s Lease. Both tenants are owned by the Kroger Company. Smith’s Food & Drug Centers, Inc. (“Smith’s”) is not required to continuously operate; however the borrower may terminate the lease if Smith’s goes dark, which termination takes effect on the last day of the fourth full month following the tenant’s notice of going dark.

(6)	Ross Dress for Less is not required to continuously operate. The borrower does not have the right to terminate the lease in the event Ross Dress for Less goes dark. In addition, Ross Dress for Less has the right to (i) reduce its rent following the conclusion of a 180 day period, and (ii) terminate its lease following the conclusion of a one-year period after such 180-day period, if for the applicable period either (a) Food 4 Less is not open and operating in at least 60,000 square feet or Big 5 Sports is not open and operating in at least 12,000 square feet or (b) retail tenants with lease terms of at least three years are not open and operating in at least 70% of the leasable area of the Plaza de Hacienda Property (excluding the area occupied by Ross Dress for Less and any outparcels).

(7)	Big 5 Sports has the right to reduce its rent following the conclusion of a 180-day period in which either Food 4 Less or Ross Dress for Less ceases to operate its store.

(8)	Rent-A-Center, has the right, if Food 4 Less vacates or ceases conducting business, (i) to cease operation upon 30 days’ notice, prior to a substitute anchor tenant commencing to conduct business in the vacated space and (ii) receive a rent abatement, until a substitute anchor tenant commences to conduct business in the vacated space.

(9)	Titlemax has the right to terminate with 240 days’ notice and payment of a termination fee in the event that applicable laws, legislative acts, ordinances or other governmental restrictions are enacted or become effective that have a material, negative effect on Titlemax’s ability to perform its permitted use.

The following table presents the lease rollover schedule at the Plaza de Hacienda Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,660	1.1%	1.1%	$10,884	0.4%	$6.56	1
2017	1,000	0.6	1.7%	37,817	1.5	$37.82	1
2018	2,685	1.7	3.5%	92,109	3.6	$34.31	3
2019	5,104	3.3	6.8%	143,540	5.6	$28.12	3
2020	9,225	6.0	12.7%	189,351	7.4	$20.53	3
2021	26,324	17.0	29.8%	565,696	22.1	$21.49	7
2022	81,736	52.9	82.7%	1,135,375	44.4	$13.89	1
2023	0	0.0	82.7%	0	0.0	$0.00	0
2024	25,198	16.3	99.0%	332,614	13.0	$13.20	1
2025	1,530	1.0	100.0%	51,258	2.0	$33.50	1
2026	0	0.0	100.0%	0	0.0	$0.00	0
2027	0	0.0	100.0%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	100.0%	0	0.0	$0.00	0
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	154,462	100.0%		$2,558,644	100.0%	$16.56	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

LOAN #11: plaza de hacienda

The following table presents certain information relating to historical leasing at the Plaza de Hacienda Property:

Historical Leased %(1)(2)

	2014	2014	2015	2016	As of 3/1/2017
Owned Space	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	The Plaza de Hacienda Property has averaged 98.3% occupancy since 2007.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Plaza de Hacienda Property:

Cash Flow Analysis(1)

	2013		2014		2015		TTM 12/31/2016		Underwritten		Underwritten $ per SF
Base Rent	$2,370,670		$2,392,294		$2,451,946		$2,530,060		$2,554,517		$16.54
Contractual Rent Steps(2)	0		0		0		0		4,127		0.03
Gross Up Vacancy	0		0		0		0		0		0.00
Total Rent	$2,370,670		$2,392,294		$2,451,946		$2,530,060		$2,558,644		$16.56
Total Reimbursements(3)	717,047		533,723		742,732		667,183		801,643		5.19
Other Income(4)	0		0		0		0		22,581		0.15
Vacancy & Credit Loss	0		0		0		0		(168,014)		(1.09)
Effective Gross Income	$3,087,717		$2,926,017		$3,194,678		$3,197,243		$3,214,854		$20.81

Total Operating Expenses	$757,852		$750,740		$669,887		$755,791		$801,643		$5.19

Net Operating Income	$2,329,865		$2,175,277		$2,524,791		$2,441,452		$2,413,211		$15.62
TI/LC	0		0		0		0		38,615		0.25
Replacement Reserves	0		0		0		0		41,705		0.27
Net Cash Flow	$2,329,865		$2,175,277		$2,524,791		$2,441,452		$2,332,891		$15.10

Occupancy	100.0%		100.0%		100.0%		100.0%		100.0%
NOI Debt Yield	7.8%		7.3%		8.5%		8.2%		8.1%
NCF DSCR	1.23	x	1.15	x	1.33	x	1.29	x	1.23	x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps includes contractual rent steps through October 1, 2017.

(3)	Total Reimbursements have fluctuated historically due to timing of collection. A portion of the tenant reimbursement for the tax bill for 2014 was actually reimbursed in 2015. Additionally, in 2015, the borrower filed for reduction of the prior year (2014) tax bill and was successful. As a result, the borrower received a refund from the tax collector in 2015.

(4)	Underwritten Other Income includes revenue from a seasonal fireworks tenant and a recycling tenant and was based on the license/lease agreements in place. This income is historically included in Base Rent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

149

LOAN #12: Greenwich office park

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		Natixis
Location (City/State)	Greenwich, Connecticut	Cut-off Date Balance(3)		$29,500,000
Property Type	Office	Cut-off Date Balance per SF(2)(8)		$230.11
Size (SF)	380,245	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 3/1/2017	79.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/1/2017	79.6%	Type of Security(4)	Fee Simple/Leasehold
Year Built / Latest Renovation	1970-1978 / 2010-2016	Mortgage Rate		4.55400%
Appraised Value	$134,000,000	Original Term to Maturity (Months)		60
Appraisal Date	9/6/2016	Original Amortization Term (Months)		0
Borrower Sponsor(1)	John J. Fareri	Original Interest Only Term (Months)	60
Property Management	Greenwich Premier Services Inc.	First Payment Date	12/5/2016
		Maturity Date	11/5/2021

Underwritten Revenues	$14,572,808
Underwritten Expenses	$6,554,110	Escrows
Underwritten Net Operating Income (NOI)	$8,018,698		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,386,696	Taxes	$611,180	$126,663
Cut-off Date LTV Ratio(2)(8)	65.3%	Insurance	$116,110	$12,901
Maturity Date LTV Ratio(2)(8)	65.3%	Replacement Reserve	$0	$5,130
DSCR Based on Underwritten NOI / NCF(2)(8)	1.98x / 1.83x	TI/LC(5)	$0	$47,483
Debt Yield Based on Underwritten NOI / NCF(2)(8)	9.2% / 8.4%	Other(6)(7)	$735,288	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$87,500,000	66.1%	Purchase Price	$130,000,000	98.3%
Principal’s New Cash Contribution	34,808,906	26.3	Reserves	1,462,578	1.1
Mezzanine Loan(8)	10,000,000	7.6	Closing Costs	846,328	0.6
Total Sources	$132,308,906	100.0%	Total Uses	$132,308,906	100.0%

(1)	John J. Fareri is the non-recourse carveout guarantor under the Greenwich Office Park Loan Combination (as defined below).

(2)	Calculated based on the aggregate outstanding principal balance of the three pari passu notes of the Greenwich Office Park Loan Combination.

(3)	The Cut-off Date Balance of $29,500,000 is evidenced by the non-controlling note A-3, which is part of a loan combination (the “Greenwich Office Park Loan Combination”) evidenced by three pari passu notes totaling $87,500,000. The related companion loans are evidenced by (i) the non-controlling note A-1, which has an outstanding principal balance as of the Cut-off Date of $33,000,000 and was contributed to the MSC 2016-UBS12 securitization transaction, (ii) the controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $25,000,000 and was contributed to the CSMC 2016-NXSR securitization transaction.

(4)	The borrower holds a leasehold interest in the Building 8 and Building 9 pursuant to two separate 99-year ground leases that expire in 2076.

(5)	Tenant improvements and leasing commissions are capped at $2,848,958.

(6)	Other upfront reserves are comprised of (i) $342,500 for deferred maintenance, (ii) $17,699 for ground rent, and (iii) $375,089 for free rent for Performance Equity Management LLC and Platinum Equity Advisors, LLC.

(7)	The borrower will be required to deposit monthly an amount equal to the ground rent that will be payable under the ground lease for the month immediately following the month in which such payment date occurs if (i) an event of default and/or cash trap period has occurred and is continuing, or (ii) the borrower has not paid all ground rent directly to the appropriate ground lessor.

(8)	Concurrently with the origination of the Greenwich Office Park Loan Combination, Natixis Real Estate Capital LLC made a $10,000,000 mezzanine loan (the “Greenwich Office Park Mezzanine Loan”) to Greenwich Park Mezz LLC (the “Mezzanine Borrower”), a Delaware limited liability company, secured by a pledge of 100.0% of the Mezzanine Borrower’s equity interest in the borrower. The Greenwich Office Park Mezzanine Loan carries an interest rate of 9.00000% per annum and is coterminous with the Greenwich Office Park Loan Combination. Natixis sold the whole $10,000,000 Greenwich Office Park Mezzanine Loan to the unaffiliated third party investor (the “Mezzanine Lender”). The lender entered into an intercreditor agreement with the Mezzanine Lender.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

150

LOAN #12: Greenwich office park

The following table presents certain information relating to the major tenants at the Greenwich Office Park Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
IBG LLC(2)	NR / NR / BBB+	42,196	11.1%	$1,973,893	15.3%	$46.78	1/31/2019	2, 5-year options
Orthopaedic & Neurological Surgery Specialists, P.C.	NR / NR/ NR	31,305	8.2	1,593,888	12.4	$50.91	7/31/2019	1, 5-year option
Starwood Capital Operations, LLC(3)(4)	NR / NR/ NR	28,764	7.6	819,290	6.4	$28.48	2/28/2023	1, 5-year option
Stark Office Suites of Greenwich LLC	NR / NR/ NR	14,752	3.9	715,472	5.5	$48.50	9/30/2024	1, 1-year; 1, 5-year options
Performance Equity Management LLC(5)	NR / NR/ NR	12,988	3.4	467,568	3.6	$36.00	3/31/2027	1, 5-year option
XPO Logistics, Inc.(6)(7)	NR / NR/ NR	11,843	3.1	588,975	4.6	$49.73	10/31/2022	1, 5-year option
Platinum Equity Advisors, LLC(8)	NR / NR/ NR	10,731	2.8	547,281	4.2	$51.00	3/31/2027	1, 5-year option
Winklevoss Consultants, Inc.	NR / NR / NR	10,664	2.8	447,888	3.5	$42.00	7/31/2024	1, 5-year option
BBT Capital Management Advisors, LLC	NR / NR / NR	10,211	2.7	408,440	3.2	$40.00	1/31/2018	NA
Southpaw Asset Management LP	NR / NR / NR	9,432	2.5	400,860	3.1	$42.50	2/29/2020	1, 3-year option
Ten Largest Tenants		182,886	48.1%	$7,963,555	61.7%	$43.54
Remaining Tenants		119,890	31.5	4,935,107	38.3	$41.16
Vacant		77,469	20.4	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		380,245	100.0%	$12,898,662	100.0%	$42.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	IBG LLC may terminate its lease at any time with at least eight months prior written notice. The tenant is required to pay a termination fee that decreases by approximately $26,000 each month. The current termination fee, for a termination effective date of August 1, 2017, is $1,626,919. The last termination option, for a termination effective date of December 1, 2018, requires a termination fee of $1,205,743. IBG LLC pays an annual base rent of $48.00 PSF on 30,311 SF of its space, $41.25 PSF on 7,093 SF of its space, and $30.00 PSF on 4,792 of its space.

(3)	Starwood Capital Operations, LLC’s space includes 18,814 SF of space subleased from Freepoint Commodities LLC.

(4)	Starwood Capital Operations, LLC has 4,737 SF expiring on July 31, 2019 with the remaining 24,027 SF expiring on February 28, 2023. The lease requires an annual blended base rent of $37.00 PSF on 9,950 SF of its space and $27.00 on 14,077 SF of its space.

(5)	Performance Equity Management LLC is currently in a free rent period through March 2017. At origination approximately $375,089 was escrowed for the free rent period. Performance Equity Management LLC has a one-time right to terminate its lease in March 2023 with at least 12 months prior written notice and a termination fee equal to the unamortized portion of the construction allowance, free rent, and leasing commissions with 8% annual interest.

(6)	XPO Logistics, Inc. leases 9,424 SF at $51.00 PSF and leases 2,419 SF at $35.00 PSF. The leases are coterminous and expire on October 31, 2022.

(7)	XPO Logistics, Inc. may terminate its lease on 1/31/2020 upon written notice on the date that is 12 months prior to the early termination date.

(8)	Platinum Equity Advisors, LLC has a one-time right to terminate its lease on June 1, 2023, with payment of a termination fee of $700,297.

The following table presents the lease rollover schedule at the Greenwich Office Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA		% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(1)(2)
MTM	2,390		0.6%	0.6%	$100,380	0.8%	$42.00	1
2017	12,251		3.2	3.9%	491,742	3.8	$40.14	2
2018	26,782		7.0	10.9%	1,170,918	9.1	$43.72	4
2019	92,665		24.4	35.3%	4,297,141	33.3	$46.37	7
2020	20,760		5.5	40.7%	967,052	7.5	$46.58	3
2021	17,486		4.6	45.3%	703,112	5.5	$40.21	5
2022	26,363		6.9	52.3%	1,236,452	9.6	$46.90	5
2023	29,916		7.9	60.1%	1,060,352	8.2	$35.44	2
2024	25,416		6.7	66.8%	1,163,360	9.0	$45.77	2
2025	0		0.0	66.8%	0	0.0	$0.00	0
2026	14,086		3.7	70.5%	693,304	5.4	$49.22	2
2027	23,719		6.2	76.7%	1,014,849	7.9	$42.79	2
2028 & Thereafter	10,942	(3)	2.9	79.6%	0	0.0	$0.00	3
Vacant	77,469		20.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	380,245		100.0%		$12,898,662	100.0%	$42.60	38

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

(2)	The property is occupied by 38 tenants but some tenants have multiple leases.

(3)	10,942 SF that expires in 2030 represents the cafeteria, the fitness center and the manager suites.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

151

LOAN #12: Greenwich office park

The following table presents certain information relating to historical leasing at the Greenwich Office Park Property:

Historical Leased %(1)

	2012	2013(2)	2014(2)	2015	2016	As of 3/1/2017(3)(4)
Owned Space	85.6%	78.6%	76.1%	74.1%	83.9%	79.6%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	2013 and 2014 occupancy figures exclude Building 1, totaling 40,826 SF, as it was offline due to a gut renovation spanning 2010 to 2016. The building was offline starting at the end of 2012 and was completely offline from 2013-2014.

(3)	Based on the March 1, 2017 certified rent roll.

(4)	Since June 2015, 21 leases have been signed at the property, accounting for 33.7% or the total square footage and 41.7% of total base rent. Among the new leases are four renewals and two expansions, including IBG LLC, which increased its presence at the building by 12.8% from 37,404 SF to 42,196 SF.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Greenwich Office Park Property:

Cash Flow Analysis

	2013	2014	2015	2016	Underwritten(1)	Underwritten $ per SF
Base Rent(2)	$13,666,070	$11,929,425	$12,071,078	$14,048,993	$12,636,602	$33.23
Contractual Rent Steps(3)	0	0	0	0	262,060	0.69
Gross Up Vacancy	0	0	0	0	3,336,642	8.77
Total Rent	$13,666,070	$11,929,425	$12,071,078	$14,048,993	$16,235,304	$42.70
Total Reimbursements	2,104,447	1,816,167	2,110,133	2,169,915	1,674,146	4.40
Other Income	69,844	36,607	102,196	0	0	0.00
Vacancy & Free Rent(4)	(856,633)	(1,546,640)	(999,677)	0	(3,336,642)	(8.77)
Effective Gross Income	$14,983,728	$12,235,559	$13,283,730	$16,218,908	$14,572,808	$38.32

Total Operating Expenses	$5,914,718	$5,917,082	$6,628,147	$6,473,544	$6,554,110	$17.24

Net Operating Income	$9,069,010	$6,318,478	$6,655,583	$9,745,364	$8,018,698	$21.09
TI/LC	0	0	0	0	570,368	1.50
Replacement Reserves	0	0	0	0	61,635	0.16
Net Cash Flow	$9,069,010	$6,318,478	$6,655,583	$9,745,364	$7,386,696	$19.43

Occupancy(5)	78.6%	76.1%	74.1%	83.9%	79.6%
NOI Debt Yield(6)	10.4%	7.2%	7.6%	11.1%	9.2%
NCF DSCR(6)	2.24x	1.56x	1.65x	2.41x	1.83x

(1)	Base Rent is based on the underwritten rent roll as of March 1, 2017.

(2)	Historical base rent figures are net of vacancy. The underwritten base rent decline in 2014 is due to United Rentals, which occupied 42,000 SF, vacating the property. Additionally, Building 1 was offline during 2013 and 2014 due to a renovation.

(3)	Underwritten Contractual Rent Steps include contractual rent steps through March 2018.

(4)	Free rent totaled $793,789 from eleven tenants with eleven leases in 2013, $1,546,640 from seven tenants with nine leases in 2014, and $999,677 from 11 tenants with 12 leases in 2015. Free rent has continued to decrease since 2015, as total outstanding free rent is $375,089 from two tenants. Outstanding free rent is not included in the Underwritten Vacancy, as all free rent was reserved at closing.

(5)	2013 and 2014 occupancy figures exclude Building 1, totaling 40,826 SF, as it was offline due to a gut renovation spanning 2010 to 2016. The building was offline starting at the end of 2012 and was completely offline from 2013-2014.

(6)	Calculated based on the aggregate outstanding principal balance of the three pari passu notes of the Greenwich Office Park Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

152

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

153

LOAN #13: 111 livingston street

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Brooklyn, New York	Cut-off Date Balance(2)		$29,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$276.50
Size (SF)	434,000	Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 11/1/2016	97.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2016	97.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1969 / 2001	Mortgage Rate		4.73000%
Appraised Value	$219,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/26/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	Abraham Leser; Harry Gold; Robert Schachter and Edith Leser	Original Interest Only Period (Months) First Payment Date		120 2/6/2017
Property Management	111 Property Manager LLC	Maturity Date		1/6/2027

Underwritten Revenues	$18,801,753
Underwritten Expenses	$9,038,441	Escrows
Underwritten Net Operating Income (NOI)	$9,763,312		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,966,501	Taxes	$296,183	$296,183
Cut-off Date LTV Ratio(1)	54.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	54.8%	Replacement Reserve	$0	$7,233
DSCR Based on Underwritten NOI / NCF(1)	1.70x / 1.56x	TI/LC(3)	$0	$36,167
Debt Yield Based on Underwritten NOI / NCF(1)	8.1% / 7.5%	Other(4)	$36,457,097	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$120,000,000	99.9%	Loan Payoff	$80,506,976	67.0%
Other Sources	125,000	0.1	Reserves	36,753,280	30.6
			Closing Costs	2,800,863	2.3
			Principal Equity Distribution	63,881	0.1
Total Sources	$120,125,000	100.0%	Total Uses	$120,125,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 111 Livingston Street loan combination.

(2)	The 111 Livingston Street Loan has a Cut-off Date Balance of $29,000,000 and represents the non-controlling note A-2 of the $120,000,000 111 Livingston Street loan combination, which is evidenced by four pari passu notes and was co-originated by Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch. The related companion loans are evidenced by the controlling note A-1 ($38,000,000) and non-controlling note A-3 ($29,000,000), which were contributed to the CD 2017-CD3 securitization transaction and the non-controlling note A-4 ($24,000,000) which is currently held by Deutsche Bank AG, New York Branch and is expected to be contributed to a future commercial mortgage securitization transaction.

(3)	The tenant improvements and leasing commissions reserve has a cap of $2,000,000.

(4)	Upfront Other reserves include reserves for an economic holdback ($29,490,000), unfunded obligations ($4,705,472), CUNY renewal reserve ($2,250,000) and deferred maintenance ($11,625). All disbursement requirements have been satisfied and the reserve has been released to the borrower in the amount of $27,990,000, with the remaining $1,500,000 deposited into a NYS Workers Comp TI/LC reserve account to be used solely for tenant improvement and leasing commission costs associated with any further renewal of the NYS Workers Comp lease.

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 111 Livingston Street Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration		Renewal / Extensions Options
The Legal Aid Society	NR / NR / NR	111,900	25.8%	$4,140,300	24.6%	$37.00	10/31/2037		1, 5-year option
NYS Office of Assistance	NR / Aa1 / AA+	121,545	28.0	3,821,877	22.7	$31.44	5/31/2020		1, 5-year option
NYS Workers Comp	NR / Aa1 / AA+	50,225	11.6	2,260,125	13.4	$45.00	1/31/2019	(3)	NA
Brooklyn Law School	NR / Baa1 / BBB	41,000	9.4	2,091,000	12.4	$51.00	1/31/2032		1, 15-year option
City University of NY	NR / Aa1 / AA+	45,000	10.4	1,828,452	10.9	$40.63	8/31/2017		NA
Livingston Street Parking(4)	NR / NR / NR	0	0.0	1,018,267	6.0	$0.00	1/31/2032		NA
Northrop Grumman	BBB+ / Baa2 / BBB+	20,500	4.7	999,375	5.9	$48.75	7/31/2021		1, 5-year option
Pasternack Law Firm	NR / NR / NR	3,391	0.8	243,453	1.4	$71.79	5/31/2019		NA
Theracare	NR / NR / NR	4,300	1.0	147,879	0.9	$34.39	5/31/2017		NA
Berkman Law	NR / NR / NR	4,125	1.0	138,476	0.8	$33.57	10/31/2018		NA
Ten Largest Owned Tenants		401,986	92.6%	$16,689,205	99.1%	$41.52
Remaining Owned Tenants		21,744	5.0	159,252	0.9	$7.32
Vacant Spaces (Owned Space)		10,270	2.4	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		434,000	100.0%	$16,848,456	100.0%	$39.76

(1)	Based on the underwritten rent roll dated November 1, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	NYS Workers Comp has an option, following one year after lease commencement, to terminate its lease at any time upon 90 days’ notice.

(4)	Livingston Street Parking operates a public parking garage and a rental car facility in the basement of the 111 Livingston Street Property. There is 0 SF attributed to the Livingston Street Parking tenant but it is currently responsible for annual rent of $1,300,000 comprised of $1,018,267 of UW base rent plus a contractual rent step of $281,733 that went into effect on February 1, 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

154

LOAN #13: 111 livingston street

The following table presents certain information relating to the lease rollover schedule at the 111 Livingston Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM(4)	16,869	3.9%	3.9%	$0	0.0%	$0.00	2
2017	49,300	11.4	15.2%	1,976,332	11.7	$40.09	2
2018	4,125	1.0	16.2%	138,476	0.8	$33.57	1
2019	56,116	12.9	29.1%	2,586,786	15.4	$46.10	3
2020	121,545	28.0	57.1%	3,821,877	22.7	$31.44	1
2021	22,875	5.3	62.4%	1,075,419	6.4	$47.01	2
2022	0	0.0	62.4%	0	0.0	$0.00	0
2023	0	0.0	62.4%	0	0.0	$0.00	0
2024	0	0.0	62.4%	0	0.0	$0.00	0
2025	0	0.0	62.4%	0	0.0	$0.00	0
2026	0	0.0	62.4%	0	0.0	$0.00	0
2027	0	0.0	62.4%	0	0.0	$0.00	0
2028 & Thereafter	152,900	35.2	97.6%	7,249,567	43.0	$47.41	3
Vacant	10,270	2.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	434,000	100.0%		$16,848,456	100.0%	$39.76	14

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

(4)	MTM space has no UW Base Rent because it is comprised of a management office, lobby area and mechanical room.

The following table presents certain information relating to historical leasing at the 111 Livingston Street Property:

Historical Leased %(1)

	2013	2014	2015	As of 11/1/2016(2)
Owned Space	100.0%	100.0%	100.0%	97.6%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated November 1, 2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 111 Livingston Street Property:

Cash Flow Analysis

	2013	2014	2015	TTM 9/30/2016	Underwritten(1)	Underwritten $ per SF(2)
Base Rent	$13,920,390	$14,121,372	$14,328,989	$15,141,153	$16,848,456	$38.82
Contractual Rent Steps	0	0	0	0	590,764	1.36
Gross Up Vacancy	0	0	0	0	513,500	1.18
Reimbursements	1,977,212	2,044,084	3,178,069	2,619,737	1,779,361	4.10
Other Income	0	0	0	0	59,237	0.14
Gross Revenue	$15,897,602	$16,165,456	$17,507,058	$17,760,890	$19,791,319	$45.60
Vacancy & Credit Loss	0	0	0	0	(989,566)	(2.28)
Effective Gross Income	$15,897,602	$16,165,456	$17,507,058	$17,760,890	$18,801,753	$43.32

Real Estate Taxes	$2,594,011	$2,807,786	$3,234,800	$3,239,480	$3,384,953	$7.80
Insurance	192,127	168,689	247,840	199,784	201,535	0.46
Management Fee	372,476	418,639	469,992	420,379	564,053	1.30
Other Operating Expenses	4,153,157	4,649,695	4,491,871	4,606,068	4,887,900	11.26
Total Operating Expenses	$7,311,771	$8,044,809	$8,444,503	$8,465,711	$9,038,441	$20.83

Net Operating Income	$8,585,831	$8,120,648	$9,062,555	$9,295,180	$9,763,312	$22.50
TI/LC	0	0	0	0	710,011	1.64
Capital Expenditures	0	0	0	0	86,800	0.20
Net Cash Flow	$8,585,831	$8,120,648	$9,062,555	$9,295,180	$8,966,501	$20.66

Occupancy	100.0%	100.0%	100.0%	97.6%	95.0%
NOI Debt Yield	7.2%	6.8%	7.6%	7.7%	8.1%
NCF DSCR	1.49x	1.41x	1.57x	1.62x	1.56x

(1)	Underwritten Base Rent includes contractual rent increases (totaling $290,140 and $281,733 of which is attributable to the Livingston Street Parking 15-year lease extension which commenced on February 1, 2017) through August 1, 2017 and the present value of scheduled rent increases (totaling $300,624) through the end of the lease terms for credit tenants.
(2)	Based on the owned space at the 111 Livingston Street Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

155

LOAN #14: atlanta and anchorage hotel portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Various	Cut-off Date Principal Balance(6)		$27,962,345
Property Type	Hospitality	Cut-off Date Principal Balance per Room(5)		$115,654.93
Size (Rooms)	993	Percentage of Initial Pool Balance		2.7%
Total TTM Occupancy as of 1/31/2017(1)	64.9%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 1/31/2017(1)	64.9%	Type of Security(7)		Various
Year Built / Latest Renovation(2)	Various / Various	Mortgage Rate		5.73000%
Appraised Value(3)	$182,000,000	Original Term to Maturity (Months)		120
Appraisal Date(3)	Various	Original Amortization Term (Months)		300
Borrower Sponsor(4)	Columbia Sussex Corporation	Original Interest Only Period (Months)		NAP
Property Management	Columbia Sussex Management, LLC	First Payment Date		4/6/2017
		Maturity Date		3/6/2027

Underwritten Revenues	$50,254,774
Underwritten Expenses	$32,299,375	Escrows
Underwritten Net Operating Income (NOI)	$17,955,398
Underwritten Net Cash Flow (NCF)	$15,672,769		Upfront	Monthly
Cut-off Date LTV Ratio(5)	63.1%	Taxes	$1,033,595	$129,199
Maturity Date LTV Ratio(5)	48.5%	Insurance	$339,972	$32,378
DSCR Based on Underwritten NOI / NCF(5)	2.07x / 1.81x	FF&E	$0	$190,219
Debt Yield Based on Underwritten NOI / NCF(5)	15.6% / 13.6%	Other(8)	$5,089,582	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$115,000,000	95.1%	Loan Payoff	$113,455,857	93.8%
Principal’s New Cash Contribution	5,955,088	4.9	Reserves	6,463,149	5.3
			Closing Costs	1,036,082	0.9
Total Sources	$120,955,088	100.0%	Total Uses	$120,955,088	100.0%

(1)	Occupancy for the trailing 12-month period ending January 31, 2017 was 57.6% at the Hilton Anchorage Property and 76.4% at the Renaissance Concourse Atlanta Airport Hotel Property.

(2)	The Hilton Anchorage Property was built from 1958 to 1984. The Renaissance Concourse Atlanta Airport Hotel Property was built in 1992 and renovated in 2013.

(3)	The “as-is” Appraised Values for the Hilton Anchorage and Renaissance Concourse Atlanta Airport Hotel Properties are $103,600,000 with an “as-is” date of valuation of December 12, 2016 and $78,400,000 with an “as-is” date of valuation of December 30, 2016, respectively.

(4)	Columbia Sussex Corporation and CSC Holdings, LLC are the guarantors of the non-recourse carveouts under the Atlanta and Anchorage Hotel Portfolio Loan Combination.

(5)	Calculated based on the aggregate outstanding principal balance of the Atlanta and Anchorage Hotel Portfolio Loan Combination.

(6)	The Atlanta and Anchorage Hotel Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $27,962,345 represents the non-controlling note A-2 of a $115,000,000 loan combination evidenced by five pari passu notes. The controlling note A-1-A and non-controlling note A-1-B have an aggregate outstanding principal balance as of the Cut-off Date of $52,429,397, are currently held by Rialto Mortgage Finance, LLC, and are expected to be contributed to one or more future securitization transactions. The non-controlling notes A-3-A and A-3-B have an aggregate outstanding principal balance as of the Cut-off Date of $34,453,604, are currently held by Barclays Bank PLC, and are expected to be contributed to one or more future securitization transactions.

(7)	The Renaissance Concourse Atlanta Airport Hotel Property is subject to a ground lease that expires on June 28, 2078. The borrower has a fee simple ownership interest in the hotel at the Hilton Anchorage Property and a leasehold interest in a 150-space adjacent parking garage.

(8)	Other upfront reserves represent a PIP reserve of $5,000,000, of which $2,500,000 was allocated to each of the Hilton Anchorage and Renaissance Concourse Atlanta Airport Hotel Properties and an $89,582 upfront deposit for ground rent due in connection with the Renaissance Concourse Atlanta Airport Hotel ground lease.

The following table presents certain information relating to the 2016 demand analysis with respect to the Hilton Anchorage Property based on market segmentation, as provided in the appraisal for the Hilton Anchorage Property:

2016 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure	Crew
Hilton Anchorage	20%	25%	30%	25%

(1)	Source: Appraisal.

The following table presents certain information relating to the 2016 demand analysis with respect to the Renaissance Concourse Atlanta Airport Hotel Property based on market segmentation, as provided in the appraisal for the Renaissance Concourse Atlanta Airport Property:

2016 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure	Discount
Renaissance Concourse Atlanta Airport Hotel	27%	43%	10%	20%

(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

156

LOAN #14: atlanta and anchorage hotel portfolio

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Atlanta and Anchorage Hotel Portfolio Properties and their competitive sets, as provided in a market report for each individual property:

Historical Statistics(1)

	Hilton Anchorage			Competitive Set			Penetration
	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017
Occupancy	61.8%	57.4%	55.9%	69.8%	68.2%	67.2%	88.6%	84.2%	83.2%
ADR	$144.07	$152.94	$146.99	$146.57	$153.54	$152.16	98.3%	99.6%	96.6%
RevPAR	$89.04	$87.77	$82.13	$102.29	$104.65	$102.18	87.0%	83.9%	80.4%

(1)     Source: January 2017 travel research report.

Historical Statistics(1)

	Renaissance Concourse Atlanta Airport Hotel			Competitive Set			Penetration
	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017	TTM 1/31/2015	TTM 1/31/2016	TTM 1/31/2017
Occupancy	80.2%	80.2%	76.4%	79.6%	82.7%	76.7%	100.8%	97.0%	99.7%
ADR	$108.57	$120.52	$133.59	$94.77	$100.32	$107.46	114.6%	120.1%	124.3%
RevPAR	$87.07	$96.63	$102.12	$75.40	$82.95	$82.41	115.5%	116.5%	123.9%

(1)     Source: January 2017 travel research report.

■	Operating History and Underwritten Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Atlanta and Anchorage Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 1/31/2017	Underwritten(2)	Underwritten $ per Room
Room Revenue	$31,579,397	$32,832,069	$32,161,660	$32,251,917	$32,080,546	$32,307
Food & Beverage Revenue	16,106,079	16,983,217	16,637,412	16,473,273	16,358,711	16,474
Other Revenue(3)	1,993,295	1,711,094	1,771,659	1,827,370	1,815,516	1,828
Total Revenue	$49,678,771	$51,526,380	$50,570,731	$50,552,560	$50,254,774	$50,609

Room Expense	$7,715,767	$8,311,024	$7,688,690	$7,983,743	$7,937,580	$7,994
Food & Beverage Expense	9,461,278	9,514,376	8,341,022	8,703,098	8,644,514	8,705
Other Expense	200,141	189,121	211,582	219,802	218,545	220
Total Departmental Expense	$17,377,186	$18,014,521	$16,241,293	$16,906,643	$16,800,639	$16,919
Total Undistributed Expense	14,367,846	14,237,721	13,446,811	12,681,263	12,693,626	12,783
Total Fixed Charges	2,331,084	2,679,974	2,790,803	2,791,979	2,805,111	2,825
Total Operating Expenses	$34,076,116	$34,932,216	$32,478,907	$32,379,885	$32,299,376	$32,527

Net Operating Income	$15,602,655	$16,594,165	$18,091,824	$18,172,675	$17,955,398	$18,082
FF&E	2,233,214	2,060,247	2,019,625	2,018,894	2,282,630	2,299
Net Cash Flow	$13,369,441	$14,533,918	$16,072,198	$16,153,782	$15,672,769	$15,783

Occupancy	69.9%	67.1%	64.8%	64.9%	64.8%
NOI Debt Yield	13.6%	14.4%	15.7%	15.8%	15.6%
NCF DSCR	1.54x	1.68x	1.85x	1.86x	1.81x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Net Cash Flow consists of $7,655,403 from the Hilton Anchorage Property and $8,017,366 attributable to the Renaissance Concourse Atlanta Airport Hotel Property.
(3)	Other Revenue consists of vending sales, gift shop, club dues, business center income, telephone, internet access fee, office & building rental, movie commissions, cancellation fees, antenna rent and miscellaneous revenue.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

157

LOAN #15: 901 wilshire boulevard

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Santa Monica, California	Cut-off Date Balance		$26,000,000
Property Type	Office	Cut-off Date Balance per SF		$1,201.70
Size (SF)	21,636	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 5/1/2017(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2017(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2017	Mortgage Rate		4.91000%
Appraised Value(2)	$40,700,000	Original Term to Maturity (Months)		120
Appraisal Date	5/1/2017	Original Amortization Term (Months)		NAP
Borrower Sponsor	Andrew A. Brooks and Bradley Brooks	Original Interest Only Period (Months)		120
Property Management	Self Managed	First Payment Date		2/6/2017
		Maturity Date		1/6/2027

Underwritten Revenues	$2,289,905
Underwritten Expenses	$368,931	Escrows(3)
Underwritten Net Operating Income (NOI)	$1,920,974		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,898,052	Taxes	$65,285	$16,321
Cut-off Date LTV Ratio	63.9%	Insurance	$10,740	$5,370
Maturity Date LTV Ratio	63.9%	Replacement Reserve	$0	$361
DSCR Based on Underwritten NOI / NCF	1.48x / 1.47x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.4% / 7.3%	Other(3)	$2,204,914	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	95.4%	Loan Payoff	$14,294,075	52.5%
Other Sources(4)	1,246,929	4.6	Principal Equity Distribution	10,137,464	37.2
			Reserves	2,280,939	8.4
			Closing Costs	534,450	2.0
Total Sources	$27,246,929	100.0%	Total Uses	$27,246,929	100.0%

(1)	The sole tenant at the 901 Wilshire Boulevard Property, Providence Health, has executed a 15-year lease which commences on May 1, 2017. A free rent reserve was established at closing to cover rent until the tenant begins paying under the terms of the lease.
(2)	Calculated using the “As Stabilized” appraised value as of May 1, 2017 which assumes Providence Health has taken occupancy and completion of the current renovation.

(3)	Upfront Other reserves include $1,189,980 for an unfunded obligations reserve, $1,011,184 for a free rent reserve and $3,750 for upfront deferred maintenance.

(4)	Other Sources consists of a $1,246,929 credit for escrows received at closing from the payoff of the borrower’s prior loan.

The following table presents certain information relating to the sole tenant at the 901 Wilshire Boulevard Property:

Largest Owned Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extensions Options
Providence Health	AA- / Aa3 / AA-	21,636	100.0%	$1,427,976	100.0%	$66.00	4/30/2032	2, 5-year options
Largest Owned Tenant		21,636	100.0%	$1,427,976	100.0%	$66.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Total/Wtd. Avg Owned Tenant		21,636	100.0%	$1,427,976	100.0%	$66.00

(1)	Based on the underwritten rent roll dated April 6, 2017.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #15: 901 wilshire boulevard

The following table presents certain information relating to the lease rollover schedule at the 901 Wilshire Boulevard Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028 & Thereafter	21,636	100.0	100.0%	1,427,976	100.0	$66.00	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	21,636	100.0%		$1,427,976	100.0%	$66.00	1

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the 901 Wilshire Boulevard Property:

Historical Leased %(1)

As of 5/1/2017(2)
Owned Space	100.0%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated May 1, 2017.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 901 Wilshire Boulevard Property:

Cash Flow Analysis

	Underwritten(1)	Underwritten $ per SF(2)
Base Rent	$1,427,976	$66.00
Contractual Rent Steps	347,565	16.06
Reimbursements	368,931	17.05
Parking(3)	177,600	2,400.00
Gross Revenue	$2,322,072	$107.32
Vacancy & Credit Loss	(32,167)	(1.49)
Effective Gross Income	$2,289,905	$105.84

Real Estate Taxes	$186,530	$8.62
Insurance	61,372	2.84
Management Fee	68,697	3.18
Other Operating Expenses	52,332	2.42
Total Operating Expenses	$368,931	$17.05

Net Operating Income	$1,920,974	$88.79
TI/LC	18,594	0.86
Capital Expenditures	4,327	0.20
Net Cash Flow	$1,898,052	$87.73

Occupancy	100.0%
NOI Debt Yield	7.4%
NCF DSCR	1.47x

(1)	Underwritten Base Rent includes contractual rent increases calculated using the present value of scheduled rent increases ($347,565) through the end of the lease terms for the credit tenant.

(2)	Based on the owned space at the 901 Wilshire Boulevard Property.

(3)	Parking Underwritten $ per SF is calculated based on the 74 parking spaces on site.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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